UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04642

Virtus Variable Insurance Trust

(Exact name of registrant as specified in charter)

100 Pearl Street

Hartford, CT 06103-4506

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 248-7971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

VIRTUS VARIABLE INSURANCE TRUST

ANNUAL REPORT

Virtus Capital Growth Series*

Virtus Growth & Income Series*

Virtus International Series

Virtus Multi-Sector Fixed Income Series

Virtus Premium AlphaSectorTM Series*

Virtus Real Estate Securities Series

Virtus Small-Cap Growth Series

Virtus Small-Cap Value Series

Virtus Strategic Allocation Series*

* Prospectus supplements applicable to these Series appear at the back of this annual report.	December 31, 2011
The Annual Report describes one or more Series available for underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract.	Not FDIC Insured No Bank Guarantee May Lose Value

Message to Shareholders		1
Key Investment Terms		2
Disclosure of Fund Expenses		3

Series	Series Summary	Schedule of Investments

Virtus Capital Growth Series (“Capital Growth Series”)*	4	22
Virtus Growth & Income Series (“Growth & Income Series”)*	6	23
Virtus International Series (“International Series”)	8	24
Virtus Multi-Sector Fixed Income Series (“Multi-Sector Fixed Income Series”)	10	25
Virtus Premium AlphaSectorTM Series (“Premium AlphaSector Series”)*	12	34
Virtus Real Estate Securities Series (“Real Estate Securities Series”)	14	35
Virtus Small-Cap Growth Series (“Small-Cap Growth Series”)	16	36
Virtus Small-Cap Value Series (“Small-Cap Value Series”)	18	37
Virtus Strategic Allocation Series (“Strategic Allocation Series”)*	20	38
Statements of Assets and Liabilities		44
Statements of Operations		46
Statements of Changes In Net Assets		48
Financial Highlights		51
Notes to Financial Statements		53
Report of Independent Registered Public Accounting Firm		63
Tax Information Notice		64
Board of Trustees’ Consideration of Investment Advisory and Subadvisory Agreements		65
Fund Management Tables		73

* Prospectus supplements applicable to these Series appear at the back of this annual report

Proxy Voting Procedures and Voting Record (Form N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Series voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 800-367-5877. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Fund files a complete schedule of portfolio holdings for each Series with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

MESSAGE TO SHAREHOLDERS

Dear Virtus Variable Product Investors:

Investors will likely recall 2011 as a highly volatile year for the global financial markets, which were tested by a number of geopolitical and economic events, including social unrest in the Middle East, the European sovereign debt crisis, the impact of Japan’s earthquake, and persistent U.S. political gridlock.

Global equity markets suffered heavy losses, with developed markets, as measured by the MSCI EAFE Index, declining 11.7%, and emerging markets, as measured by the MSCI Emerging Markets Index, falling even further, 18.2%. By comparison, U.S. stocks managed to pull ahead of other markets. Dividend-paying blue-chip stocks were rewarded the most, as indicated by the Dow Jones Industrial Average’s 8.4% return for the year. By comparison, the S&P 500® Total Return Index, a broad benchmark of U.S. stocks, gained 2.1%.

Fixed-income markets were among the strongest performers in 2011. The Barclays Capital U.S. Aggregate Bond Index, a metric of taxable bond returns, rose 7.8%. Investor skittishness fueled demand for the relative safety of U.S. government bonds, pushing the yield on the 10-year Treasury below 2% for the first time ever.

As we turn the corner into 2012, the U.S. economy is starting to show encouraging signs of growth. The manufacturing sector is recovering, consumer spending is rising and the labor market is moving in the right direction, with unemployment dropping four straight months, to 8.5% in December.

Last year’s volatility is an important reminder of the importance of diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against market fluctuations. In fact, this is an excellent time of year to check with your advisor to make sure your variable product portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Variable Insurance Trust

February 2012

Variable insurance products are sold by prospectus. You should carefully consider investment objectives, charges, expenses and risks before you invest. The contract prospectuses and underlying Series prospectuses contain this and other important information about the variable insurance product. You may obtain contract prospectuses from your registered representative. You may obtain Series prospectuses by contacting us at 1-800-367-5877 or Virtus.com. Please read the prospectuses carefully before you invest.

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares. An ADR is likely to be traded over the counter.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Composite Index for Strategic Allocation Series

A composite index made up of 60% of the S&P 500® Index, which measures stock market total return performance, and 40% of the Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance.

ETF (Exchange-Traded Fund)

A Fund that tracks an index, but can be traded like a stock.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

MSCI EAFE® Index

The MSCI EAFE® Index is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

PIK (Payment-in-Kind)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

VIRTUS VARIABLE INSURANCE TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of July 1, 2011 to December 31, 2011

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of Virtus Variable Insurance Trust Series (each a “Series”), you incur ongoing costs including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Series’ costs in two ways.

Actual Expenses

This section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The expense estimate does not include the fees or expenses associated with the separate insurance accounts, and if such charges were included, your costs would have been higher.

Hypothetical Example for Comparison Purposes

This section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, this section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Annualized Expense Ratio	Expenses Paid During Period*
Capital Growth Series
Actual	$1,000.00	$899.60	0.95%	$4.55

Hypothetical (5% return before expenses)
	1,000.00	1,020.36	0.95	4.85
Growth & Income Series
Actual	$1,000.00	$923.00	0.90%	$4.36

Hypothetical (5% return before expenses)
	1,000.00	1,020.61	0.90	4.59
International Series
Actual	$1,000.00	$910.90	1.03%	$4.96

Hypothetical (5% return before expenses)
	1,000.00	1,019.95	1.03	5.26
Multi-Sector Fixed Income Series
Actual	$1,000.00	$983.50	0.75%	$3.75

Hypothetical (5% return before expenses)
	1,000.00	1,021.38	0.75	3.83
Premium AlphaSector Series
Actual	$1,000.00	$949.60	1.70%	$8.35

Hypothetical (5% return before expenses)
	1,000.00	1,016.53	1.70	8.68
Real Estate Securities Series
Actual	$1,000.00	$987.50	1.10%	$5.56

Hypothetical (5% return before expenses)
	1,000.00	1,019.54	1.10	5.67
Small-Cap Growth Series
Actual	$1,000.00	$984.50	1.05%	$5.25

Hypothetical (5% return before expenses)
	1,000.00	1,019.85	1.05	5.36
Small-Cap Value Series
Actual	$1,000.00	$929.90	1.30%	$6.32

Hypothetical (5% return before expenses)
	1,000.00	1,018.57	1.30	6.64
Strategic Allocation Series
Actual	$1,000.00	$964.40	0.85%	$4.21

Hypothetical (5% return before expenses)
	1,000.00	1,020.87	0.85	4.34

*	Expenses are equal to the relevant Series’ annualized expense ratio which includes waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 days to reflect the one-half year period. Exceptions noted below.

The Series may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, including contractual charges associated with the separate account, refer to the Series prospectus and the contract prospectus.

Capital Growth Series

Portfolio Manager Commentary

¢	Virtus Capital Growth Series (the “Series”) is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Series will meet its objective.

¢

For the fiscal year ended December 31, 2011, the Series returned -4.60%. For the same period, the S&P 500® Index, a broad-based equity index, returned 2.11% and the Russell 1000® Growth Index, the Series’ style-specific benchmark, returned 2.64%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢

U.S. markets ended the year mixed after a tumultuous global geo-political and macro-economic environment. Strong first and fourth quarters were offset by weak second and third quarters which were influenced by Euro-zone collapse fears, the U.S. credit rating downgrade, and inklings of a double-dip recession within our borders. The fourth quarter alone was equally volatile, as initial hopes of a resolution in Europe led to a solid October after four straight down quarters, only to be met by a flat November and December as talks among European countries seemed to be going nowhere.

¢

The top performing sectors for the reporting period were the more defensive sectors of utilities, consumer staples, and health care while the materials, telecommunications-services, and industrials sectors did not perform as strongly.

¢

High-quality stocks, as measured by S&P Quality Rankings, outperformed low-quality stocks for the year. Additionally, less risky stocks, as measured by beta, had superior returns relative to more risky stocks.

What factors affected the Series’ performance during its fiscal year?

¢

The Series underperformed the Russell 1000® Growth Index for the reporting period. Performance of the Series was helped by stock selection in the health care sector. However, performance was hurt by negative stock selection and an underweight in financials, negative stock selection in information technology, and negative stock selection and an overweight in energy.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Because the Series is heavily weighted in the technology sector, it will be impacted by that Sector’s performance more than a series with broader sector diversification.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2011.
Information Technology	25%
Industrials	16
Consumer Discretionary	16
Consumer Staples	14
Energy	11
Health Care	8
Materials	6
Other (includes short-term investments)	4

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Capital Growth Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/11

	1 year	5 years	10 years
Capital Growth Series	–4.60%	–1.36%	–0.02%
S&P 500® Index	2.11	–0.25	2.92
Russell 1000® Growth Index	2.64	2.50	2.60
Series expense ratios[2]: Gross: 1.18%; Net: 0.95%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]

The expense ratios of the Series are set forth according to the prospectus for the Series effective May 1, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a contractual waiver in effect through November 5, 2012. Gross Expenses: Does not reflect the effect of a contractual waiver. See the financial highlights for more current information.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2001. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Series

Portfolio Manager Commentary

¢	Virtus Growth & Income Series (the “Series”) is diversified and has an investment objective of capital appreciation and current income. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2011, the Series returned -1.66%. For the same period, the S&P 500® Index, a broad-based equity index, returned 2.11%.

All performance figures assume the reinvest- ment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢

The S&P 500® Index ended the year with a slight gain of 2.11%, although that hides the extreme volatility experienced by the market. The year 2011 can be divided almost in half with the first two quarters being highlighted by higher stock prices, investors willing to buy cyclically sensitive stocks, and a general rise in asset prices. Beginning in mid-July things got much more difficult as the market started a massive correction over concerns about the European debt crisis. While in the first six months stocks that had economically sensitive earnings did well, the second half of the year was marked by the much better performance of late-cycle equities such as utilities, consumer staple names, and other high dividend paying stocks. Volatility was also extreme, with so-called “headline risk” associated with both global economic growth data and news regarding Greece, and the European debt crisis, dominating price action, even in our own markets. In the end, the market managed a marginal gain, but it was a difficult market for most investors.

What factors affected the Series’ performance during its fiscal year?

¢

For most of the year, the Series had a greater weighting in more economically sensitive stocks such as energy stocks, material and mining names and industrial stocks, which generally did very well in the first half of the year. While the Series managers did reduce holdings of many of these names early in the summer, it was not enough to offset the negative effects of the sell-off. Furthermore, the under-weighting in utilities and staple stocks created a head-wind for the Series as much of the back half of the year was dominated by a move to yield-oriented stocks. While on balance the Series did keep up with peers, the stretch between late July and early October was difficult and the Series slightly under-performed the S&P 500® Index on the year.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice, and there is no guarantee that market forecasts will be realized.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2011.
Energy	17%
Information Technology	15
Industrials	14
Materials	14
Consumer Discretionary	13
Health Care	10
Financials	7
Other (includes short-term investments)	10

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/11

	1 year	5 years	10 years
Growth & Income Series	–1.66%	–1.00%	2.45%
S&P 500® Index	2.11	–0.25	2.92
Series expense ratios[2]: Gross: 1.19%; Net: 0.90%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]

The expense ratios of the Series, both net and gross are set forth according to the prospectus for the Series effective May 1, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a contractual waiver in effect through November 5, 2012. Gross Expenses: Does not reflect the effect of the contractual waiver. See the financial highlights for more current information.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2001. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

International Series

Portfolio Manager Commentary

¢

Virtus International Series (the “Series”) is diversified and has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the Series will meet its objective.

¢

For the fiscal year ended December 31, 2011, the Series returned -4.57%. For the same period, the S&P 500® Index, a broad-based equity index, returned 2.11% and the MSCI EAFE® Index, the Series’ style-specific benchmark, returned -11.73%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢

It was a volatile twelve months in global equity markets. Initially, in January there was renewed optimism over global growth prospects on the back of improving economic data. However, by June we saw global equities fall on the back of worries over the Greek debt crisis and the Federal Reserve’s downgrade of the nation’s growth outlook. Euro-zone worries together with worries over a general slowdown in global growth continued through 2011, which resulted in equity stock markets being down significantly, and the MSCI EAFE® Index in particular fell 11.73% over the year.

What factors affected the Series’ performance during its fiscal year?

¢

In 2011, the Series outperformed the MSCI EAFE® Index benchmark as a result of both asset allocation and stock selection. We invest in what we believe are quality stocks with strong balance sheets, experienced management and sustainable business models as these are the types of stocks that can survive these challenging times and come out the other side in a strong position. It was these types of stocks that held up relatively well in 2011 and resulted in our relative outperformance. With regards to stock selection, the main contributors to our relative outperformance came from our holdings in Switzerland, Japan, the United Kingdom and Italy as well as our non-benchmark holdings in China, Korea, Taiwan, Mexico and Canada.

¢

At the sector level, the largest contribution to relative outperformance came from financials where not holding any diversified financials benefited the Series. In addition, stock selection within our banks, insurance and real estate holdings was relatively strong. We also gained from stock selection in the information technology and telecommunication sectors and benefited from being underweight in materials and industrials as these sectors had struggled last year on the back of worries over a general slowdown in global growth. We also gained from our overweight to consumer staples and pharmaceuticals, with the more defensive stocks such as tobacco and healthcare stocks holding up relatively well over the year.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information. The economies of developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protagonist measures imposed or negotiated by the countries with which they trade.

Because the Series is heavily weighted in the financial sector, it will be impacted by that Sector’s performance more than a series with broader sector diversification.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2011.
Financials	26%
Energy	13
Consumer Staples	12
Information Technology	12
Telecommunication Services	11
Health Care	10
Industrials	8
Other (includes short-term investments)	8

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

International Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/11

	1 year	5 years	10 years
International Series	–4.57%	1.21%	8.09%
S&P 500® Index	2.11	–0.25	2.92
MSCI EAFE® Index	–11.73	–4.26	5.12
Series expense ratios[2]: Gross: 1.21%; Net: 1.03%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]

The expense ratios of the Series, both net and gross are set forth according to the prospectus for the Series effective May 1, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a contractual waiver in effect through November 5, 2012. Gross Expenses: Does not reflect the effect of the contractual waiver. See the financial highlights for more current information.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2001. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Multi-Sector Fixed Income Series

Portfolio Manager Commentary

¢	Virtus Multi-Sector Fixed Income Series (the “Series”) is diversified and has an investment objective of long-term total return. There is no guarantee that the Series will meet its objective.

¢	For the fiscal year ended December 31, 2011, the Series returned 2.99%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 7.84%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the fixed income market perform during the Series’ fiscal year?

¢

During the last 12 months the economy showed signs of improvement and the likelihood of the U.S. entering another recession diminished. This has been positive for spread sectors. However, during the year there have been periods of volatility and subsequent spread widening stemming from growing concerns over the sovereign debt crisis in Europe, the U.S. debt ceiling debate and subsequent loss of its AAA long-term rating by Standard & Poor’s, and global growth concerns. Overall U.S. Treasuries outperformed most spread sectors during the Series’ fiscal year.

¢	Over the last 12 months yields declined across the U.S. Treasury curve and the curve flattened.

What factors affected the Series’ performance during its fiscal year?

¢	The underperformance of most spread sectors relative to U.S. Treasuries was a key factor that detracted from Series’ performance for the year.

¢	Among fixed income sectors, the Series’ overweight to emerging markets, non-U.S. Dollar securities, and corporate high yield securities detracted from the Series’ performance.

¢	Strong issue selection within the commercial mortgage backed security sector benefited performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

Portfolios that invest in high-yield securities are subject to greater credit risk and price fluctuation than portfolios that invest in higher quality securities.

The value of mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations (CMOs) may fluctuate to a greater degree than other debt securities in response to interest rate changes.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2011.
Corporate Bonds		52%
Financials	21%
Energy	9
Consumer Discretionary	7
Total of all others	15
Mortgage-Backed Securities		15
Loan Agreements		15
Foreign Government Securities		12
Asset-Backed Securities		3
Other (includes short-term investments)		3

Total		100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Multi-Sector Fixed Income Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/11

	1 year	5 years	10 years
Multi-Sector Fixed Income Series	2.99%	7.03%	7.48%
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.78
Series expense ratios[2]: Gross: 0.99%; Net: 0.75%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]

The expense ratios of the Series is set forth according to the prospectus for the Series effective May 1, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a contractual waiver in effect through November 5, 2012. Gross Expenses: Does not reflect the effect of the contractual waiver. See the financial highlights for more current information.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2001. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Premium AlphaSector™ Series

Portfolio Manager Commentary

¢	Premium AlphaSectorTM Series (the “Series”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will achieve its objective.

¢	For the fiscal period ended December 31, 2011, the Series returned -4.47%*. For the same period, the S&P 500® Index, a broad-based equity index, returned -3.83%*.

*	Returns less than 1 year are not annualized

All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Series’ fiscal period?

¢

Sustained market volatility was the major challenge in 2011. The series invests in the U.S. equity market. On a full-year 2011 basis, the S&P 500® Index returned a modest 2.1%. But to reach that destination, investors experienced a turbulent up-and-down ride. Volatility rattled the markets, especially in the second half of the year.

¢

Three examples of the market volatility are as follows: (1) The first quarter of 2011 was the best Q1 since 1998 for the S&P 500® Total Return Index, but the third quarter was the worst Q3 since 2008. (2) The Chicago Board Options Exchange Market Volatility Index (a common measure of volatility) reached a high of 30 or more during twenty weeks in 2011, a level of volatility exceeded in only two periods since 1989 — the 2002 and 2008-2009 market crashes. (3) Between August 1 and December 1, the S&P 500® Index saw eight declines of 5% or more and eight advances of 5% or more; the total of sixteen such movements means that, on average, big swings were a weekly occurrence.

¢

The headlines echoed the market swings and added to investor uncertainty. Stories on the sluggish economy at home and abroad, U.S. government deficits, and the Euro credit crisis added to investor uncertainty. Altogether, the period was an unsettled time in the US equity markets.

What factors affected the Series’ performance during its fiscal period?

¢

The Series is designed to “de-risk the portfolio” in volatile and negative markets. In an extended bear market, as in 2008-2009, the goal is to reduce capital loss. In periods of up-and-down swings such as 2011, the dual objectives are to 1) position the portfolio defensively to move quickly to cash if the markets deteriorate significantly, and 2) to reduce volatility and its negative impact on clients.

¢

When volatility spiked in late July and August, the Series reduced exposure to the most volatile sectors and assumed a defensive part-cash position. Cash remained in the portfolio, at 25% or 50% weighting, into early December. The result was meaningful lowering of day-to-day volatility.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Sector ETFs are subject to sector risks and non-diversification risks, which may result in greater price fluctuations than the overall market. Because the Fund invests in ETFs, it indirectly bears its proportionate share of the operating expenses of the underlying funds. Indirectly, the Fund is subject to all risks associated with the underlying ETFs.

The guarantee on U.S. government securities applies only to the underlying securities of the portfolio, and not to the value of the portfolio’s shares.

A portfolio that holds a limited number of securities will be impacted by each security’s performance more than a portfolio with a larger number of holdings.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2011.
Exchange-Traded Funds	99%
Other (includes short-term investments)	1

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Premium AlphaSector™ Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/11

	Since Inception	Inception Date
Premium AlphaSector™ Series	–4.47%	2/14/11
S&P 500® Index	–3.83	—[3]
Series expense ratios[2]: Gross: 4.78%; Net: 1.70%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]

The expense ratio of the Series is set forth according to the prospectus for the Series effective May 1, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a contractual waiver in effect through April 30, 2012. Gross Expenses: Does not reflect the effect of the contractual waiver. See the financial highlights for more current information.

[3]	The since inception index returns are from the Series’ inception date.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on February 14, 2011 (inception date of the Series). Returns shown include the reinvestment of all distributions at net asset value and the change in share price for the stated period.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Real Estate Securities Series

Portfolio Manager Commentary

¢

Virtus Real Estate Securities Series (the “Series”) is non-diversified and has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Series will meet its objective.

¢

For the fiscal year ended December 31, 2011, the Series returned 9.87%. For the same period, the S&P 500® Index, a broad-based equity index, returned 2.11% and the FTSE NAREIT Equity REITs Index, the Series’ style-specific benchmark, returned 8.29%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢

Total returns in 2011 were driven by a more meaningful increase in cash flow growth as a result of better than expected internal and external growth across a number of the large property sectors (i.e. regional malls, apartments and health care) and a couple of the niche property sectors (i.e. self storage and manufactured homes).

¢

The market was influenced in both directions by macro forces and events throughout the year while supported by an accelerating U.S. economy, limited new supply, and low interest rates, ultimately ending on another positive note.

¢	De-leveraging and debt refinancing via competitive advantages of access to and cost of capital over private real estate players were visible through 2011.

¢	More than $30.9 billion in secondary equity, $2.3 billion in IPOs and $12.5 billion in unsecured debt was raised in 2011 by U.S. REITs (NAREIT).

What factors affected the Series’ performance during its fiscal year?

¢	The Series performed well in 2011 as did its Benchmark vs. the S&P 500® Index.

¢	Attribution results highlight positive contributions from both property sector allocation and stock selection in the year.

¢	Results were broad based with the majority of the sectors contributing to positive results. The largest contributions came from the Office, Self Storage and Regional Mall sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Investing in REITs involves certain risks such as refinancing, changes in the value of properties REITs own, dependency on management skills, economic impact on the industry and risks similar to those linked to small-company investing.

Investing in sector funds or non-diversified funds may be more volatile than investing in broadly diversified funds, and may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Series were more broadly diversified.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2011.
Apartments	21%
Regional Malls	18
Office	12
Health Care	12
Self Storage	10
Shopping Centers	7
Lodging/Resorts	6
Other (includes short-term investments)	14

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Real Estate Securities Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/11

	1 year	5 years	10 years
Real Estate Securities Series	9.87%	–0.69%	12.27%
S&P 500® Index	2.11	–0.25	2.92
FTSE NAREIT Equity REITs Index	8.29	–1.42	10.20
Series expense ratios[2]: Gross: 1.25%; Net: 1.10%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]

The expense ratio of the Series is set forth according to the prospectus for the Series effective May 1, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a contractual waiver in effect through November 5, 2012. Gross Expenses: Does not reflect the effect of the contractual waiver. See the financial highlights for more current information.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2001. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Growth Series

Portfolio Manager Commentary

¢	Virtus Small-Cap Growth Series (the “Series”) is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Series will meet its objective.

¢

For the fiscal year ended December 31, 2011, the Series returned 16.59%. For the same period, the S&P 500® Index, a broad-based equity index, returned 2.11% and the Russell 2000® Growth Index, the Series’ style-specific benchmark, returned –2.91%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢

U.S. markets ended the year mixed after a tumultuous global geo-political and macro-economic environment. Strong first and fourth quarters were offset by weak second and third quarters, which were influenced by Euro-zone collapse fears, the U.S. credit rating downgrade, and inklings of a double-dip recession within our borders. The fourth quarter alone was equally volatile, as initial hopes of a resolution in Europe led to a solid October after four straight down quarters, only to be met by a flat November and December as talks among European countries seemed to be going nowhere.

¢

The top performing sectors for the reporting period were consumer staples, financial services, and health care while the materials and processing, technology, and consumer-discretionary sectors did not perform as strongly.

¢

High-quality stocks, as measured by S&P Quality Rankings, outperformed low-quality stocks for the year. Additionally, less risky stocks, as measured by beta, had superior returns relative to more risky stocks.

What factors affected the Series’ performance during its fiscal year?

¢	Given the high-quality tailwind, the Series outperformed the Russell 2000® Growth Index for the reporting period.

¢

Performance of the Series was helped by strong stock selection and an underweight in the consumer-discretionary and consumer-staples sectors, as well as strong stock selection in the producer-durables sector. An underweight in utilities was the lowest contributor to performance during the period.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Investing in the securities of small companies involves risks, such as relatively low trading volumes, more price volatility and less liquidity than securities from larger, more established companies.

Because the Series is heavily weighted in the information technology sector, it will be impacted by that Sector’s performance more than a series with a broader sector diversification.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2011.
Information Technology	35%
Health Care	20
Consumer Discretionary	15
Industrials	15
Financials	10
Consumer Staples	3
Other (includes short-term investments)	2

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Growth Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/11

	1 year	5 years	Inception to 12/31/11	Inception Date
Small-Cap Growth Series	16.59%	0.71%	9.07%	8/12/02
S&P 500® Index	2.11	–0.25	5.67	—[3]
Russell 2000® Growth Index	–2.91	2.09	8.98	—[3]
Series expense ratios[2]: Gross: 1.44%; Net: 1.05%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]

The expense ratios of the Series, both net and gross are set forth according to the prospectus for the Series effective May 1, 2011, as supplemented and revised, may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a contractual waiver in effect through November 5, 2012. Gross Expenses: Does not reflect the effect of the contractual waiver. See the financial highlights for more current information.

[3]	The since inception index returns are from the Series inception date.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on August 12, 2002 (inception of the Series). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Value Series

Portfolio Manager Commentary

¢	Virtus Small-Cap Value Series (the “Series”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will meet its objective.

¢

For the fiscal year ended December 31, 2011, the Series returned 4.54%. For the same period, the S&P 500® Index, a broad-based equity index, returned 2.11% and the Russell 2000® Value Index, the Series’ style-specific benchmark, returned -5.50%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market in which the Series invests perform during the Series’ fiscal year?

¢

U.S. markets ended the year mixed after a tumultuous global geo-political and macro-economic environment. Strong first and fourth quarters were offset by weak second and third quarters, which were influenced by Euro-zone collapse fears, the U.S. credit rating downgrade, and inklings of a double-dip recession within our borders. The fourth quarter alone was equally volatile, as initial hopes of a resolution in Europe led to a solid October after four straight down quarters, only to be met by a flat November and December as talks among European countries seemed to be going nowhere.

¢

The top performing sectors for the reporting period were the more defensive sectors of utilities, health care, and consumer staples while the technology, producer-durables, and consumer-discretionary sectors did not perform as strongly.

¢

High-quality stocks, as measured by S&P Quality Rankings, outperformed low-quality stocks for the year. Additionally, less risky stocks, as measured by beta, had superior returns relative to more risky stocks.

What factors affected the Series’ performance during its fiscal year?

¢	Given the high-quality tailwind, the Series outperformed the Russell 2000® Value Index for the reporting period.

¢

Performance of the Series was helped by strong stock selection in the consumer-discretionary, producer-durables, and energy sectors. An underweight in utilities was the largest detractor from performance, given that the Series had a zero percent weight and this was the strongest performing sector for the period. Also, negative stock selection in health care detracted from performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice.

Investing in the securities of small companies involves risks, such as relatively low trading volumes, more price volatility and less liquidity than securities from larger, more established companies.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2011.
Industrials	23%
Financials	19
Information Technology	19
Consumer Discretionary	14
Energy	9
Health Care	7
Consumer Staples	6
Other (includes short-term investments)	3

Total	100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Value Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/11

	1 year	5 years	10 years
Small-Cap Value Series	4.54%	–2.04%	6.21%
S&P 500® Index	2.11	–0.25	2.92
Russell 2000® Value Index	–5.50	–1.87	6.40
Series expense ratios[2]: Gross: 1.41%; Net: 1.30%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]

The expense ratios of the Series, both net and gross are set forth according to the prospectus for the Series effective May 1, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a contractual waiver in effect through November 5, 2012. Gross Expenses: Does not reflect the effect of the contractual waiver. See the financial highlights for more current information.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2001. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Strategic Allocation Series

Portfolio Manager Commentary

¢

Virtus Strategic Allocation Series (the “Series”) is diversified and has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the Series will meet its objective.

¢

For the fiscal year ended December 31, 2011, the Series returned 1.91%. For the same period, the S&P 500® Index, a broad-based equity index, returned 2.11% and the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 7.84%. The Composite Index for the Series, the Series’ style-specific benchmark, returned 4.69%.

All performance figures assume the reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Series’ fiscal year?

Equities:

¢

The S&P 500® Index ended the year with a slight gain of 2.11%, although that hides the extreme volatility experienced by the market. The year 2011 can be divided almost in half, with the first two quarters being highlighted by higher stock prices, investors willing to buy cyclically sensitive stocks, and a general rise in asset prices. Beginning in mid-July things got much more difficult, as the market started a massive correction over concerns about the European debt crisis. While in the first six months stocks that had economically sensitive earnings did well, the second half of the year was marked by the much better performance of late-cycle equities such as utilities, consumer staple names, and other high dividend paying stocks. Volatility was also extreme, with so-called “headline risk” associated with both global economic growth data and news regarding Greece, and the European debt crisis, dominating price action, even in our own markets. In the end, the market managed a marginal gain, but it was a difficult market for most investors.

Fixed Income:

¢

During the last 12 months the economy showed signs of improvement and the likelihood of the U.S. entering another recession diminished. This has been positive for spread sectors. However, during the year there have been periods of volatility and subsequent spread widening stemming from growing concerns over the sovereign debt crisis in Europe, the U.S. debt ceiling debate and subsequent loss of its AAA long-term rating by Standard & Poor’s, and global growth concerns. Overall U.S. Treasuries outperformed most spread sectors during the Series’ fiscal year.

¢	Over the last 12 months yields declined across the U.S. Treasury curve and the curve flattened.

What factors affected the Series’ performance during its fiscal year?

Equities:

¢

For most of the year the Series had a greater weighting in more economically sensitive stocks such as energy stocks, material and mining names and industrial stocks, which generally did very well in the first half of the year. While the Series managers did reduce holdings of many of these names early in the summer, it was not enough to offset the negative effects of the sell-off. Furthermore, the under-weighting in utilities and staple stocks created a head-wind for the Series as much of the back half of the year was dominated by a move to yield-oriented stocks. While on balance the Series did keep up with peers, the stretch between late July and early October was difficult and the Series slightly under-performed the S&P 500® Index on the year.

Fixed Income:

¢	The underperformance of most spread sectors relative to U.S. Treasuries was a key factor that detracted from Series’ performance for the year.

¢	Among fixed income sectors, the Series’ overweight to emerging markets, non-U.S. Dollar securities, corporate high yield, and corporate high quality securities detracted from the Series’ performance.

¢	Strong issue selection within the commercial mortgage backed security sector benefited performance.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice, and there is no guarantee that market forecasts will be realized.

Portfolios that invest in high yield securities are subject to greater credit risk and price fluctuation than portfolios that invest in higher quality securities.

Investing internationally involves risks not associated with investing solely in the U.S., such as currency fluctuation, political risk, differences in accounting and the limited availability of information.

The value of mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations (CMOs) may fluctuate to a greater degree than other debt securities in response to interest rate changes.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of December 31, 2011.
Equities
Common Stocks		58%
Energy	11%
Information Technology	9%
Industrials	8%
Total of all other common stock sectors	30%
Corporate Bonds		20%
Financials	10%
Industrials	3%
Energy	2%
Total of all other corporate bond sectors	5%
Mortgage-Backed Securities		11%
Municipal Bonds		3%
Exchange-Traded Funds		3%
Asset-Backed Securities		2%
Foreign Government Securities		1%
Loan Agreements		1%
Other		1%

Total		100%

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

Strategic Allocation Series (Continued)

Average Annual Total Return[1] for periods ended 12/31/11

	1 year	5 years	10 years
Strategic Allocation Series	1.91%	2.56%	4.02%
S&P 500® Index	2.11	–0.25	2.92
Barclays Capital U.S. Aggregate Bond Index	7.84	6.50	5.70
Composite Index for Strategic Allocation Series	4.69	2.84	4.40
Series expense ratios[2]: Gross: 1.09%; Net: 0.85%.

Returns represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return does not reflect expenses associated with the separate account such as the administrative fees, account charges and surrender charges, which if reflected, would reduce total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]

The expense ratios of the Series are set forth according to the prospectus for the Series effective May 1, 2011, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expenses: Expenses reduced by a contractual waiver in effect through November 5, 2012. Gross Expenses: Does not reflect the effect of the contractual waiver. See the financial highlights for more current information.

Growth of $10,000 For periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2001. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and key investment terms, see the Key Investment Terms starting on page 2.

VIRTUS CAPITAL GROWTH SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.9%

Consumer Discretionary—15.8%
Bed Bath & Beyond, Inc.(2)	61,300	$3,554
Coach, Inc.	88,100	5,378
McDonald’s Corp.	58,400	5,859
NIKE, Inc. Class B	57,700	5,561
priceline.com, Inc.(2)	7,700	3,601
Ross Stores, Inc.	125,000	5,941

		29,894

Consumer Staples—13.6%
Coca-Cola Co. (The)	84,000	5,877
Colgate-Palmolive Co.	62,000	5,728
Costco Wholesale Corp.	66,600	5,549
Kellogg Co.	75,000	3,793
Lorillard, Inc.	41,700	4,754

		25,701

Energy—11.1%
Core Laboratories N.V.	33,400	3,806
Exxon Mobil Corp.	72,200	6,120
National Oilwell Varco, Inc.	83,200	5,657
Schlumberger Ltd.	79,100	5,403

		20,986

Financials—3.0%
T. Rowe Price Group, Inc.	103,600	5,900

Health Care—8.0%
Intuitive Surgical, Inc.(2)	12,900	5,973
Laboratory Corp. of America Holdings(2)	55,000	4,728
Waters Corp.(2)	60,700	4,495

		15,196

Industrials—15.9%
Danaher Corp.	78,900	3,711
Emerson Electric Co.	111,400	5,190
Expeditors International of Washington, Inc.	66,600	2,728
Fastenal Co.	91,600	3,995
MSC Industrial Direct Co., Inc. Class A	57,000	4,078
Precision Castparts Corp.	23,000	3,790
Robinson (C.H.) Worldwide, Inc.	41,500	2,896
Roper Industries, Inc.	44,200	3,840

		30,228

Information Technology—25.4%
Accenture plc Class A	99,000	5,270
Amphenol Corp. Class A	127,600	5,792
ANSYS, Inc.(2)	93,800	5,373
Apple, Inc.(2)	24,300	9,841
Oracle Corp.	183,200	4,699
QUALCOMM, Inc.	101,500	5,552
Visa, Inc. Class A	58,600	5,949
Xilinx, Inc.	178,000	5,707

		48,183

	SHARES	VALUE
Materials—6.1%
Praxair, Inc.	56,300	$6,018
Sigma-Aldrich Corp.	89,800	5,609

		11,627
TOTAL COMMON STOCKS
(Identified Cost $173,071)		187,715
TOTAL LONG TERM INVESTMENTS—98.9%
(Identified Cost $173,071)		187,715

SHORT-TERM INVESTMENTS—1.2%

Money Market Mutual Funds—1.2%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.050%)	2,181,738	2,182
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,182)		2,182
TOTAL INVESTMENTS—100.1%
(Identified Cost $175,253)		189,897	(1)
Other assets and liabilities, net—(0.1)%		(208)

NET ASSETS—100.0%		$189,689

Abbreviations:

plc	Public Limited Co.

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2011, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2011 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2011	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$187,715	$187,715
Short-term Investments	2,182	2,182

Total Investments	$189,897	$189,897

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS GROWTH & INCOME SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—95.0%

Consumer Discretionary—12.8%
Amazon.com, Inc.(2)	22,700	$3,930
AutoZone, Inc.(2)	9,100	2,957
Comcast Corp. Class A	127,000	3,011
Darden Restaurants, Inc.	66,000	3,008
Lululemon Athletica, Inc.(2)	60,000	2,800
McDonald’s Corp.	33,000	3,311

		19,017

Consumer Staples—4.2%
Altria Group, Inc.	109,000	3,232
PepsiCo, Inc.	46,000	3,052

		6,284

Energy—17.3%
Chesapeake Energy Corp.	115,000	2,563
Chevron Corp.	33,000	3,511
ConocoPhillips	47,000	3,425
Continental Resources, Inc.(2)	22,000	1,468
Halliburton Co.	73,000	2,519
Occidental Petroleum Corp.	32,000	2,998
Petroleo Brasileiro S.A. ADR	70,000	1,740
Schlumberger Ltd.	40,000	2,732
Whiting Petroleum Corp.(2)	33,000	1,541
Williams Cos., Inc. (The)	97,000	3,203

		25,700

Financials—6.7%
Bank of America Corp.	375,000	2,085
Citigroup, Inc.	88,000	2,315
Goldman Sachs Group, Inc. (The)	27,000	2,442
Lincoln National Corp.	157,000	3,049

		9,891

Health Care—9.9%
Abbott Laboratories	53,000	2,980
Biogen Idec, Inc.(2)	28,000	3,081
Express Scripts, Inc.(2)	51,000	2,279
Gilead Sciences, Inc.(2)	75,000	3,070
UnitedHealth Group, Inc.	63,000	3,193

		14,603

Industrials—13.7%
Alaska Air Group, Inc.(2)	43,000	3,229
Caterpillar, Inc.	30,000	2,718
Cummins, Inc.	33,000	2,905
Deere & Co.	39,000	3,017
Foster Wheeler AG(2)	118,000	2,258
Union Pacific Corp.	32,000	3,390
United Continental Holdings, Inc.(2)	150,000	2,830

		20,347

Information Technology—14.8%
Apple, Inc.(2)	14,600	5,913
Intel Corp.	123,000	2,983
International Business Machines Corp.	16,000	2,942
QUALCOMM, Inc.	65,000	3,555

	SHARES	VALUE
Information Technology—continued
SanDisk Corp.(2)	62,000	$3,051
Visa, Inc. Class A	34,000	3,452

		21,896

Materials—13.5%
CF Industries Holdings, Inc.	18,000	2,610
Cliffs Natural Resources, Inc.	46,000	2,868
Du Pont (E.I.) de Nemours & Co.	71,000	3,250
Freeport-McMoRan Copper & Gold, Inc.	83,000	3,054
Monsanto Co.	47,000	3,293
Nucor Corp.	68,000	2,691
Potash Corp. of Saskatchewan, Inc.	54,000	2,229

		19,995

Telecommunication Services—2.1%
Verizon Communications, Inc.	79,000	3,170
TOTAL COMMON STOCKS (Identified Cost $116,579)		140,903

EXCHANGE-TRADED FUNDS—4.4%
Consumer Staples Select Sector SPDR Fund	73,000	2,372
Health Care Select Sector SPDR Fund	69,000	2,393
Utilities Select Sector SPDR Fund	46,000	1,656
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $6,284)		6,421
TOTAL LONG TERM INVESTMENTS—99.4%
(Identified Cost $122,863)		147,324
TOTAL INVESTMENTS—99.4% (Identified Cost $122,863)		147,324	(1)
Other assets and liabilities, net—0.6%		959

NET ASSETS—100.0%		$148,283

Abbreviations:

ADR	American Depositary Receipt
AG	Aktiengesellschaft a corporation that is limited by shares, i.e., owned by shareholders (Germany).
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2011, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings† (unaudited)
United States	94%
Canada	3
Switzerland	2
Brazil	1
Total	100%
† % of total investments as of December 31, 2011

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2011 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2011	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$140,903	$140,903
Exchange-traded Funds	6,421	6,421

Total Investments	$147,324	$147,324

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS INTERNATIONAL SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—3.8%

Information Technology—3.6%
Samsung Electronics Co., Ltd. 1.470%	22,300	$12,911
TOTAL PREFERRED STOCK
(Identified Cost $3,924)		12,911

COMMON STOCKS—95.1%

Consumer Staples—12.4%
British American Tobacco plc (United Kingdom)	337,200	16,001
Casino Guichard Perrachon S.A. (France)	78,700	6,629
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR (Mexico)	101,200	7,055
Nestle S.A. Registered Shares (Switzerland)	206,600	11,877

		41,562

Energy—12.6%
ENI S.p.A. (Italy)	473,000	9,801
PetroChina Co., Ltd. Class H (China)	5,280,000	6,574
Petroleo Brasileiro SA Sponsored ADR (Brazil)	339,500	7,975
Royal Dutch Shell plc B Shares (United Kingdom)	219,100	8,350
Tenaris S.A. Sponsored ADR (Italy)	259,657	9,654

		42,354

Financials—25.4%
Banco Bradesco S.A. Sponsored ADR (Brazil)	628,400	10,482
City Developments Ltd. (Singapore)	791,000	5,428
Daito Trust Construction Co., Ltd. (Japan)	60,200	5,162
HSBC Holdings plc (United Kingdom)	782,800	5,970
Mapfre SA (Spain)	1,045,000	3,320
Nordea Bank AB (Sweden)	797,900	6,174
Oversea-Chinese Banking Corp., Ltd. (Singapore)	1,034,330	6,244
QBE Insurance Group Ltd. (Australia)	981,400	12,999
Standard Chartered plc (United Kingdom)	474,800	10,389
Swire Pacific Ltd. Class B (Hong Kong)	2,220,000	5,219
Zurich Financial Services AG (Switzerland)	60,700	13,732

		85,119

Health Care—9.8%
Novartis AG Registered Shares (Switzerland)	231,000	13,206
Roche Holding AG (Switzerland)	86,000	14,576

	SHARES	VALUE
Health Care—continued
Takeda Pharmaceutical Co., Ltd. (Japan)	117,500	$5,160

		32,942

Industrials—7.8%
Atlas Copco AB Class A (Sweden)	172,900	3,718
Canadian National Railway Co. (Canada)	86,800	6,829
FANUC Ltd. (Japan)	30,600	4,683
Schindler Holding AG (Switzerland)	30,700	3,576
Schneider Electric SA (France)	70,200	3,696
Weir Group plc (The) (United Kingdom)	116,200	3,667

		26,169

Information Technology—8.6%
Canon, Inc. (Japan)	183,650	8,136
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	1,110,100	14,332
Telefonaktiebolaget LM Ericsson Class B (Sweden)	623,200	6,375

		28,843

Materials—4.0%
BHP Billiton plc (United Kingdom)	111,300	3,245
Rio Tinto plc (United Kingdom)	81,100	3,936
Shin-Etsu Chemical Co., Ltd. (Japan)	128,100	6,308

		13,489

Telecommunication Services—10.6%
China Mobile Ltd. (China)	853,500	8,341
Singapore Telecommunications Ltd. (Singapore)	3,109,000	7,407
TELUS Corp. (Canada)	71,000	4,017
Vodafone Group plc (United Kingdom)	5,743,300	15,956

		35,721

Utilities—3.9%
Centrica plc (United Kingdom)	1,725,700	7,753
GDF Suez (France)	184,500	5,043

		12,796
TOTAL COMMON STOCKS
(Identified Cost $248,601)		318,995
TOTAL LONG TERM INVESTMENTS—93.3%
(Identified Cost $252,525)		331,906

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.3%

Money Market Mutual Funds—0.3%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.050%)	916,785	$917
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $917)		917
TOTAL INVESTMENTS—99.2%
(Identified Cost $253,442)		332,823	(1)
Other assets and liabilities, net—0.8%		2,706

NET ASSETS—100.0%		$335,529

ADR	American Depositary Receipt
AG	Aktiengesellschaft a corporation that is limited by shares, i.e., owned by shareholders (Germany).
plc	Public Limited Co.
SA	Sociedad Anonima

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2011, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.

Country Weightings† (unaudited)
United Kingdom	23%
Switzerland	17
Japan	9
Italy	6
Singapore	6
Brazil	5
Sweden	5
Other	29
Total	100%
† % of total investments as of December 31, 2011

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2011 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2011	Level 1 – Quoted Prices
Debt Securities:
Equity Securities:
Common Stocks	$318,995	$318,995
Preferred Stock	12,911	12,911
Short-term Investments	917	917

Total Investments	$332,823	$332,823

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE		VALUE
MUNICIPAL BONDS—1.9%

California—0.9%
Alameda Corridor Transportation Authority Taxable Series 99-C, (NATL Insured) 6.600%, 10/1/29	$1,750		$1,772

Connecticut—0.3%
Mashantucket Western Pequot Tribe Taxable Series A, 144A (NATL Insured) 6.910%, 9/1/12(4)	100		97
State of Connecticut 5.000%, 5/15/22	400		495

			592

Kentucky—0.3%
Commonwealth of Kentucky Taxable 3.165%, 4/1/18	530		544

Massachusetts—0.1%
Commonwealth School Building Authority, Sr. Series B 5.000%, 10/15/41	300		325

Michigan—0.1%
Tobacco Settlement Finance Authority Taxable Series 06-A, 7.309%, 6/1/34	215		157

Virginia—0.2%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	685		430
TOTAL MUNICIPAL BONDS (Identified Cost $4,007)			3,820

FOREIGN GOVERNMENT SECURITIES—10.3%
Bolivarian Republic of Venezuela
8.500%, 10/8/14	235		220
RegS 5.750%, 2/26/16(5)	675		532
RegS 7.000%, 12/1/18(5)	70		50
7.650%, 4/21/25	1,000		625
9.250%, 9/15/27	945		687
9.375%, 1/13/34	850		591
Commonwealth of Australia Series 123, 5.750%, 4/15/12	1,035	AUD	1,064
Series 118, 6.500%, 5/15/13	275	AUD	293
Commonwealth of Canada 2.000%, 9/1/12	2,676	CAD	2,644
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	970	NZD	793
Series 415, 6.000%, 4/15/15	265	NZD	227
Federative Republic of Brazil 12.500%, 1/5/16	295	BRL	187
10.250%, 1/10/28	2,235	BRL	1,366

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Kingdom of Norway Series 470 6.500%, 5/15/13	$6,336	NOK	$1,132
Kingdom of Sweden Series 1046, 5.500%, 10/8/12	6,550	SEK	984
Republic of Argentina
Provincia de Bueno Aires Series GDP, 144A 10.875%, 1/26/21(4)	500		376
Provincia de Neuquen 144A 7.875%, 4/26/21(4)	478		480
PIK Interest Capitalization 8.280%, 12/31/33	3,495		2,569
Series GDP 0.044%, 12/15/35(3)	3,670		477
Republic of Colombia 12.000%, 10/22/15	1,180,000	COP	784
Republic of Indonesia Series FR-23, 11.000%, 12/15/12	2,790,000	IDR	326
Republic of Lithuania 144A 7.375%, 2/11/20(4)	350		378
Republic of Poland Series 0414, 5.750%, 4/25/14	3,435	PLZ	1,013
Republic of South Africa Series R206 7.500%, 1/15/14	3,800	ZAR	484
Republic of Turkey 0.000%, 4/25/12	930	TRY	475
6.750%, 5/30/40	500		518
State of Qatar 144A 4.500%, 1/20/22(4)	450		464
United Mexican States Series M, 6.000%, 6/18/15	8,000	MXN	587
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $19,085)			20,326

MORTGAGE-BACKED SECURITIES—15.0%

Non-Agency—15.0%
American Tower Trust 07-1A, C 144A 5.615%, 4/15/37(4)	500		527
Americold LLC Trust 10-ARTA, B 144A 6.031%, 1/14/29(4)	900		895
Banc of America Alternative Loan Trust 03-10, 2A1 6.000%, 12/25/33	95		99
Banc of America Commercial Mortgage, Inc. 05-6, AM 5.366%, 9/10/47(3)	40		43
07-1, AMFX 5.482%, 1/15/49(3)	445		415
Banc of America Funding Corp. 06-5, 4A4 6.000%, 9/25/36	13		13
Banc of America Mortgage Securities, Inc. 05-1, 1A22 5.250%, 2/25/35	25		25

	PAR VALUE	VALUE
Non-Agency—continued
Bear Stearns Commercial Mortgage Securities, Inc.
06-PW12, AM 5.759%, 9/11/38(3)	$750	$784
06-PW14, A4 5.201%, 12/11/38	750	823
05-PW10, A4 5.405%, 12/11/40(3)	1,130	1,244
05-PW10, AM 5.449%, 12/11/40(3)	725	688
07-T28, A4 5.742%, 9/11/42(3)	780	897
07-PW18, A4 5.700%, 6/11/50	75	83
07-PW18, AM 6.084%, 6/11/50(3)	1,475	1,438
Citicorp Mortgage Securities, Inc. 03-11, 2A10 5.500%, 12/25/33	111	111
Citigroup/Deutsche Bank Commercial Mortgage Trust 05-CD1, AM 5.225%, 7/15/44(3)	90	94
07-CD4, A4 5.322%, 12/11/49	820	870
Credit Suisse First Boston Mortgage Securities Corp. 03-8, 3A24, 5.500%, 4/25/33	175	169
03-CPN1, C 4.763%, 3/15/35	100	92
Credit Suisse Mortgage Capital Certificates 06-C1, A3 5.419%, 2/15/39(3)	948	1,003
Entertainment Properties Trust 03-EPR, A2, 144A 5.244%, 2/15/18(4)	74	76
Extended Stay America Trust 10-ESHA, D, 144A 5.498%, 11/5/27(4)	235	236
GE Capital Commercial Mortgage Corp. 03-C1, C 4.975%, 1/10/38(3)	555	558
Goldman Sachs Mortgage Securities Corp. II 07-EOP, G, 144A 3.018%, 3/6/20(3)(4)	130	125
07-EOP, H, 144A 3.585%, 3/6/20(3)(4)	110	107
07-GG10, A4 5.984%, 8/10/45(3)	400	434
GSR Mortgage Loan Trust 05-5F, 2A8 5.500%, 6/25/35	180	183
JPMorgan Chase Commercial Mortgage Securities Corp. 09-IWST, A1, 144A 4.314%, 12/5/27(4)	73	78
06-CB17, AM 5.464%, 12/12/43	575	564
06-LDP7, AM 6.065%, 4/15/45(3)	780	803
06-LDP9, A3 5.336%, 5/15/47	850	902

Refer to Footnote Legend on page 32.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
07-LD12, A4 5.882%, 2/15/51(3)	$1,100	$1,195
JPMorgan Mortgage Trust 05-A1, 4A1 4.775%, 2/25/35(3)	74	70
05-A4, 3A1 5.096%, 7/25/35(3)	76	68
06-A1, B1 3.919%, 2/25/36(3)	64	1
Lehman Brothers - UBS Commercial Mortgage Trust 06-C3, AM 5.712%, 3/15/39(3)	25	25
06-C6, A4 5.372%, 9/15/39	670	743
07-C2, A3 5.430%, 2/15/40	115	123
05-C3, AM 4.794%, 7/15/40	670	702
07-C6, A2 5.845%, 7/15/40	144	146
07-C6, A4 5.858%, 7/15/40(3)	350	383
07-C7, A3 5.866%, 9/15/45(3)	600	658
Lehman Brothers Commercial Conduit Mortgage Trust 07-C3, A4 5.941%, 7/15/44(3)	400	435
Merrill Lynch Floating Trust 08-LAQA, A1 144A 0.814%, 7/9/21(3)(4)	100	93
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(3)	465	485
Merrill Lynch Mortgage Trust 06-C1, AM 5.666%, 5/12/39(3)	110	114
Merrill Lynch-Countrywide Commercial Mortgage Trust 06-3, A4 5.414%, 7/12/46(3)	100	110
06-4, A3 5.172%, 12/12/49(3)	1,350	1,454
Morgan Stanley Capital I 06-T23, A4 5.814%, 8/12/41(3)	135	154
06-IQ12, A4 5.332%, 12/15/43	1,600	1,789
07-IQ14, A4 5.692%, 4/15/49(3)	1,020	1,080
Prudential Commercial Mortgage Trust 03-PWR1, D, 144A 4.775%, 2/11/36(4)	50	48
RAAC 05-SP1, 2A2 5.250%, 9/25/34	12	12
Residential Accredit Loans, Inc. 03-QS6, A4 4.250%, 3/25/33	109	111
Residential Asset Mortgage Products, Inc. 04-SL1, A8 6.500%, 11/25/31	77	78
Residential Asset Securitization Trust 04-A4, A5 5.500%, 8/25/34	25	25

	PAR VALUE	VALUE
Non-Agency—continued
Residential Funding Mortgage Securities I, Inc. 06-S4, A2 6.000%, 4/25/36	$59	$53
Structured Asset Securities Corp. 03-21, 2A2 5.250%, 8/25/33	80	83
Timberstar Trust 06-1A, A, 144A 5.668%, 10/15/36(4)	1,275	1,424
Wachovia Bank Commercial Mortgage Trust 05-C20, AMFX 5.179%, 7/15/42(3)	100	105
07-C30, A5 5.342%, 12/15/43	970	1,023
05-C21, D 5.204%, 10/15/44(3)	600	448
05-C22, AM 5.319%, 12/15/44(3)	140	143
07-C33, A4 5.899%, 2/15/51(3)	1,160	1,256
Washington Mutual Mortgage Pass Through Certificates 04-CB1, 5A 5.000%, 6/25/19	54	56
Wells Fargo Mortgage Backed Securities Trust
06-17, A1 5.500%, 11/25/21	22	22
06-9, 1A15 6.000%, 8/25/36	19	19
07-16, 1A7 6.000%, 12/28/37	404	374
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $25,775)		29,487

ASSET-BACKED SECURITIES—2.5%
American General Mortgage Loan Trust 09-1, A6, 144A 5.750%, 9/25/48(3)(4)	150	151
10-1A, A1, 144A 5.150%, 3/25/58(3)(4)	91	93
Ameriquest Mortgage Securities, Inc. 03-10, AF6 4.710%, 11/25/33(3)	66	65
Bombardier Capital Mortgage Securitization Corp. 99-A, A3 5.980%, 1/15/18(3)	696	681
CIT Group, Inc. 10-VT1A, B 144A 3.880%, 9/16/13(4)	100	102
Conseco Finance Securitizations Corp. 01-3, A4 6.910%, 5/1/33(3)	906	965
Conseco Financial Corp. 94-1, A5 7.650%, 4/15/19	100	105
Daimler Chrysler Auto Trust 08-B, A4A, 5.320%, 11/10/14	47	47
DT Auto Owner Trust 11-2A, C 144A 3.050%, 2/16/16(4)	175	174
Ford Credit Auto Owner Trust 09-E, D 144A 5.530%, 5/15/16(4)	250	267

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES—continued
GMAC Mortgage Corp. Loan Trust 06-HE2, A3 6.320%, 5/25/36(3)	$246		$159
06-HE3, A2 5.750%, 10/25/36(3)	141		92
Harley-Davidson Motorcycle Trust 07-2, C 5.410%, 8/15/15	640		645
JPMorgan Chase Funding Mortgage Loan Asset-Backed Certificates 04-1,1A4 4.111%, 8/25/30	14		13
JPMorgan Mortgage Acquisition Corp. 06-CW2, AF3 5.777%, 8/25/36(3)	225		99
Popular ABS Mortgage Pass-Through-Trust 05-5, AF3 5.086%, 11/25/35(3)	429		418
Santander Drive Auto Receivables Trust 11-2, C 3.280%, 6/15/16	220		221
Saxon Asset Securities Trust 06-3 A2 0.404%, 10/25/46(3)	34		32
SVO MOI Mortgage Corp. 10-AA, A ,144A 3.650%, 7/20/27(4)	85		86
Tidewater Auto Receivables Trust 10-A, A 144A 5.920%, 5/15/17(4)	38		38
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(4)	428		444
TOTAL ASSET-BACKED SECURITIES (Identified Cost $4,999)			4,897

CORPORATE BONDS AND NOTES—51.6%

Consumer Discretionary—6.4%
American Axle & Manufacturing Holdings, Inc. 144A 9.250%, 1/15/17(4)	260		283
Boyd Gaming Corp. 9.125%, 12/1/18	210		200
Caesar’s Entertainment Operating Co., Inc. 12.750%, 4/15/18	80		64
Cengage Learning Acquisitions, Inc. 144A 10.500%, 1/15/15(4)	350		253
Chrysler Group LLC/Chrysler Group Co-Issuer, Inc. 144A 8.000%, 6/15/19(4)	500		460
CityCenter Holdings LLC/CityCenter Finance Corp. 144A 7.625%, 1/15/16(4)	189		195
Clear Channel Communications, Inc. 9.000%, 3/1/21	500		424
CSC Holdings LLC 144A 6.750%, 11/15/21(4)	450		476
Dana Holding Corp. 6.500%, 2/15/19	65		66
DISH DBS Corp. 7.125%, 2/1/16	315		341
Gap, Inc. (The) 5.950%, 4/12/21	300		286
Gateway Casinos & Entertainment Ltd. 144A 8.875%, 11/15/17(4)	160	CAD	159

Refer to Footnote Legend on page 32.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
HOA Restaurant Group LLC / HOA Finance Corp. 144A 11.250%, 4/1/17(4)	$250	$234
Host Hotels & Resorts LP 144A 6.000%, 10/1/21(4)	750	771
Hyatt Hotels Corp. 5.375%, 8/15/21	400	409
International Game Technology
7.500%, 6/15/19	160	184
5.500%, 6/15/20	125	130
inVentiv Health, Inc. 144A 10.000%, 8/15/18(4)	330	304
Isle of Capri Casinos, Inc. 7.000%, 3/1/14	350	329
Landry’s Acquisition Co. 144A 11.625%, 12/1/15(4)	40	42
Landry’s Holdings, Inc. 144A 11.500%, 6/1/14(4)	275	271
Landry’s Restaurants, Inc. 11.625%, 12/1/15	140	148
Marina District Finance Co., Inc. 9.500%, 10/15/15	325	305
Mediacom LLC/Mediacom Capital Corp. 9.125%, 8/15/19	250	267
MGM Resorts International, Inc.
7.500%, 6/1/16	375	361
7.625%, 1/15/17	350	335
Mobile Mini, Inc. 6.875%, 5/1/15	270	273
Needle Merger Sub Corp. 144A 8.125%, 3/15/19(4)	500	479
Ono Finance II plc 144A 10.875%, 7/15/19(4)	150	134
Penn National Gaming, Inc. 8.750%, 8/15/19	550	601
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(4)	200	193
Polymer Group, Inc. 144A 7.750%, 2/1/19(4)	92	96
Production Resource Group, Inc. 144A 8.875%, 5/1/19(4)	250	230
QVC, Inc.
144A 7.125%, 4/15/17(4)	50	53
144A 7.500%, 10/1/19(4)	770	830
Royal Caribbean Cruises Ltd. 7.000%, 6/15/13	50	53
Scientific Games International, Inc. 9.250%, 6/15/19	260	277
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC 144A 3.046%, 3/15/14(3)(4)	150	141
Seneca Gaming Corp. 144A 8.250%, 12/1/18(4)	55	54
Toys “R” Us Property Co., LLC 8.500%, 12/1/17	400	416
TRW Automotive, Inc. 144A 8.875%, 12/1/17(4)	80	87
United Rentals North America, Inc. 10.875%, 6/15/16	280	312

	PAR VALUE	VALUE
Consumer Discretionary—continued
Univision Communications, Inc. 144A 7.875%, 11/1/20(4)	$100	$102
Videotron Ltee 9.125%, 4/15/18	83	92
Wyndham Worldwide Corp.
5.750%, 2/1/18	15	16
7.375%, 3/1/20	395	451
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.875%, 11/1/17	450	496

		12,683

Consumer Staples—1.1%
American Achievement Corp. 144A 10.875%, 4/15/16(4)	335	260
Bumble Bee Acquisition Corp. 144A 9.000%, 12/15/17(4)	69	70
Bunge Ltd. Finance Corp. 8.500%, 6/15/19	250	304
Cencosud SA 144A 5.500%, 1/20/21(4)	450	461
Constellation Brands, Inc. 8.375%, 12/15/14	280	316
Dean Holding Co. 6.900%, 10/15/17	50	48
Michael Foods, Inc. 9.750%, 7/15/18	225	238
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/ Reynolds Group Issuer 144A 9.000%, 4/15/19(4)	135	129
Rite Aid Corp. 8.000%, 8/15/20	110	122
SABMiller plc 144A 6.625%, 8/15/33(4)	75	95
Tyson Foods, Inc. 10.500%, 3/1/14	60	70

		2,113

Energy—8.8%
Afren plc 144A 11.500%, 2/1/16(4)	475	470
Anadarko Petroleum Corp. 8.700%, 3/15/19	75	96
Antero Resources Finance Corp. 9.375%, 12/1/17	250	271
Bill Barrett Corp. 7.625%, 10/1/19	500	525
Calumet Specialty Products Partners LP / Calumet Finance Corp. 144A 9.375%, 5/1/19(4)	213	208
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	215	218
Cloud Peak Energy Resources LLC/ Cloud Peak Energy Finance Corp. 8.250%, 12/15/17	80	86
Coffeyville Resources Inc. LLC/ Coffeyville Finance, Inc., 144A 10.875%, 4/1/17(4)	500	562
Compagnie Generale de Geophysique-Veritas 7.750%, 5/15/17	85	86

	PAR VALUE	VALUE
Energy—continued
Energy Partners Ltd. 8.250%, 2/15/18	$500	$477
Energy XXI Gulf Coast, Inc. 9.250%, 12/15/17	500	545
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	730	646
Frontier Oil Corp. 6.875%, 11/15/18	195	201
Gazprom International SA 144A 7.201%, 2/1/20(4)	454	480
Gazprom OAO (Gaz Capital SA)
144A 6.212%, 11/22/16(4)	1,890	1,956
144A 8.146%, 4/11/18(4)	145	163
144A 6.510%, 3/7/22(4)	520	528
Helix Energy Solutions Group, Inc. 144A 9.500%, 1/15/16(4)	413	432
Hercules Offshore, Inc. 144A 10.500%, 10/15/17(4)	375	367
KazMunaiGaz Finance Sub BV 144A 8.375%, 7/2/13(4)	100	105
Linn Energy LLC / Linn Energy Finance Corp. 144A 6.500%, 5/15/19(4)	112	112
Lukoil International Finance BV
144A 6.375%, 11/5/14(4)	100	105
144A 7.250%, 11/5/19(4)	300	310
MIE Holdings Corp. 144A 9.750%, 5/12/16(4)	285	257
NAK Naftogaz Ukraine 9.500%, 9/30/14	100	94
Petrohawk Energy Corp. 10.500%, 8/1/14	1,000	1,117
Petroleos de Venezuela SA 5.250%, 4/12/17	2,000	1,290
Petroleos Mexicanos 5.500%, 1/21/21	350	380
Petroplus Finance Ltd. 144A 6.750%, 5/1/14(4)	500	305
Pioneer Drilling Co. 9.875%, 3/15/18	125	131
144A 9.875%, 3/15/18(4)	95	100
Pride International, Inc. 8.500%, 6/15/19	605	749
Rowan Cos., Inc. 5.000%, 9/1/17	65	68
SEACOR Holdings, Inc. 7.375%, 10/1/19	50	53
SESI LLC 6.375%, 5/1/19	126	129
Swift Energy Co. 8.875%, 1/15/20	500	527
TNK-BP Finance SA RegS 6.125%, 3/20/12(5)	115	117
144A 7.500%, 3/13/13(4)	425	444
Transocean, Inc. 6.375%, 12/15/21	190	202
Venoco, Inc.
11.500%, 10/1/17	400	406
8.875%, 2/15/19	225	204
Weatherford International Ltd. 9.625%, 3/1/19	567	733

Refer to Footnote Legend on page 32.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
Western Refining, Inc. 144A 11.250%, 6/15/17(4)	$935	$1,068

		17,323

Financials—20.3%
ABH Financial Ltd. (Alfa Markets Ltd.) 144A 8.200%, 6/25/12(4)	250	253
Agile Property Holdings Ltd. 144A 10.000%, 11/14/16(4)	100	90
Alfa Invest Ltd. 144A 9.250%, 6/24/13(4)	575	602
Allstate Corp. 6.125%, 5/15/37(3)	1,390	1,263
Ally Financial, Inc. 8.000%, 3/15/20	350	360
Alta Mesa Holdings / Alta Mesa Finance Services Corp. 9.625%, 10/15/18	500	488
American General (Springleaf) Finance Corp. 5.400%, 12/1/15	650	476
American International Group, Inc. 8.175%, 5/15/58(3)	650	578
AmSouth Bank N.A. 4.850%, 4/1/13	700	677
Assurant, Inc.
5.625%, 2/15/14	75	78
6.750%, 2/15/34	75	78
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	425	410
Banco Bradesco SA 144A 5.900%, 1/16/21(4)	600	615
Banco de Credito del Peru 144A 4.750%, 3/16/16(4)	400	399
Banco Santander Brasil SA 144A 4.500%, 4/6/15(4)	300	291
Banco Santander Chile SA 144A 3.750%, 9/22/15(4)	100	100
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	450	479
Bank of America Corp.
5.420%, 3/15/17	600	541
Bank of America Capital Trust XI 6.625%, 5/23/36(7)	525	464
Barclays Bank plc
144A 6.050%, 12/4/17(4)	435	393
144A 5.926%(3)(4)(6)(7)	600	498
Brandywine Operating Partnership LP 7.500%, 5/15/15	70	77
Capital One Capital IV 8.875%, 5/15/40(7)	400	415
Chubb Corp. 6.375%, 3/29/67(3)	1,390	1,373
CIT Group, Inc.
7.000%, 5/1/15	22	22
Series A 7.000%, 5/1/16	37	37
144A 7.000%, 5/2/16(4)	300	300
Citigroup, Inc.
4.875%, 5/7/15	750	741

	PAR VALUE	VALUE
Financials—continued
5.500%, 2/15/17	$525	$529
City National Corp. 5.250%, 9/15/20	425	422
Discover Bank 7.000%, 4/15/20	550	575
DuPont Fabros Technology LP 8.500%, 12/15/17	625	672
Equity One, Inc. 6.250%, 12/15/14	40	42
Fidelity National Financial Sevices, Inc. 6.600%, 5/15/17	600	636
Fifth Third Bancorp 4.500%, 6/1/18	305	306
Fifth Third Capital Trust IV 6.500%, 4/15/37(3)	500	490
First Horizon National Corp. 5.375%, 12/15/15	50	51
First Niagara Financial Group, Inc. 6.750%, 3/19/20	375	395
First Tennessee Bank N.A. 5.050%, 1/15/15(7)	750	751
Ford Motor Credit Co., LLC
8.000%, 6/1/14	735	801
8.700%, 10/1/14	300	336
Genworth Financial, Inc.
5.750%, 6/15/14	485	480
6.515%, 5/22/18	440	404
Glen Meadow Pass-Through-Trust 144A 6.505%, 2/12/67(3)(4)	950	677
Hana Bank 144A 4.500%, 10/30/15(4)	200	205
HBOS plc 144A 6.750%, 5/21/18(4)	200	160
Hudson United Bank 7.000%, 5/15/12	80	82
Huntington Bancshares, Inc. 7.000%, 12/15/20	280	317
Huntington National Bank (The) 6.600%, 6/15/18	250	270
Hyundai Capital Services, Inc. 144A 6.000%, 5/5/15(4)	100	107
ICICI Bank Ltd.
144A 5.750%, 11/16/20(4)	325	299
144A 6.375%, 4/30/22(3)(4)	625	544
ING Bank NV 144A 5.000%, 6/9/21(4)	400	387
International Lease Finance Corp.
5.650%, 6/1/14	350	336
6.250%, 5/15/19	605	560
Kazkommerts Bank International BV
RegS 8.500%, 4/16/13(5)	500	493
RegS 8.000%, 11/3/15(5)	1,000	900
Kingsway America, Inc. 7.500%, 2/1/14	125	116
Korea Finance Corp. 4.625%, 11/16/21(4)	400	397
Liberty Mutual Group, Inc. 144A 7.000%, 3/15/34(4)	150	159
Liberty Mutual Insurance Co. 144A 8.500%, 5/15/25(4)	25	30

	PAR VALUE		VALUE
Financials—continued
Lincoln National Corp. 6.050%, 4/20/67(3)	$365		$304
Lloyds Banking Group Capital No.1 plc 144A 7.875%, 11/1/20(4)	400		303
Lloyds TSB Bank plc
144A 4.375%, 1/12/15	100		96
144A 6.500%, 9/14/20(4)	600		502
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(4)	750		692
Morgan Stanley 144A 10.090%, 5/3/17(4)	1,250	BRL	606
National Retail Properties, Inc. 5.500%, 7/15/21	400		401
NYMAGIC, Inc. 6.500%, 3/15/14	150		139
OJSC AK Transneft (TransCapitalInvest Ltd.) 144A 5.670%, 3/5/14(4)	880		913
ORIX Corp. 5.000%, 1/12/16	343		360
ProLogis LP 7.625%, 8/15/14	75		82
Prudential Financial, Inc. 8.875%, 6/15/38(3)(7)	550		630
Realogy Corp. 144A 7.875%, 2/15/19(4)	500		438
Regions Financial Corp.
7.750%, 11/10/14	225		226
5.750%, 6/15/15	200		191
Resona Bank Ltd. 144A 5.850%, 9/29/49(3)(4)(6)(7)	1,250		1,242
Royal Bank of Scotland Group plc (The) 7.648%, 8/29/49(3)(6)(7)	450		309
Royal Bank of Scotland plc (The)
4.875%, 3/16/15	385		368
3.950%, 9/21/15	35		33
5.625%, 8/24/20	750		719
Russian Agricultural Bank OJSC (RSHB Capital SA)
144A 9.000%, 6/11/14(4)	120		130
144A 6.299%, 5/15/17(4)	715		714
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(4)	100		91
SLM Corp.
5.645%, 1/31/14(3)	50		47
6.250%, 1/25/16	650		632
8.450%, 6/15/18	950		978
Societe Generale 144A 5.922%, 4/29/49(3)(4)(6)(7)(8)	550		335
Sovereign Bank 8.750%, 5/30/18	600		669
Spansion LLC 7.875%, 11/15/17	300		275
SunTrust Bank 5.400%, 4/1/20	250		255
Vanguard Health Holding Co. II, LLC/ Vanguard Holding Co. II, Inc. 7.750%, 2/1/19	466		450
Vnesheconombank Via (VEB Finance Ltd.) 144A 6.902%, 7/9/20(4)	500		512

Refer to Footnote Legend on page 32.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Webster Financial Corp. 5.125%, 4/15/14	$230	$226
XL Capital Ltd. 5.250%, 9/15/14	85	90
XL Group Ltd. 5.750%, 10/1/21	405	427
Yankee Candle Co. Holdings LLC/ Yankee Finance, Inc. PIK Interest Capitalization 10.250%, 2/15/16	455	400
Zions Bancorp
7.750%, 9/23/14	145	154
6.000%, 9/15/15	125	125

		40,091

Health Care—0.5%
Mylan, Inc. 144A 7.625%, 7/15/17(4)	113	124
Omnicare, Inc. 7.750%, 6/1/20	185	200
Patheon, Inc. 144A 8.625%, 4/15/17(4)	10	8
Rotech Healthcare, Inc.
10.750%, 10/15/15	75	74
10.500%, 3/15/18	350	271
Symbion, Inc. 8.000%, 6/15/16	189	175
U.S. Oncology, Inc. 0.000%, 2/16/49(10)	437	—
Universal Health Services, Inc. 7.000%, 10/1/18	135	141

		993

Industrials—4.6%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	600	597
America West Airlines 00-1G 8.057%, 7/2/20	49	48
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(4)	221	222
CHC Helicopter S,A. 144A 9.250%, 10/15/20(4)	325	294
Continental Airlines, Inc. Pass-Through-Trust 98-1, A, 6.648%, 9/15/17	656	670
Deluxe Corp. 144A 7.000%, 3/15/19(4)	510	498
Dematic SA 144A 8.750%, 5/1/16(4)	525	521
GATX Corp. 4.750%, 5/15/15	60	64
General Cable Corp. 7.125%, 4/1/17	500	501
Iron Mountain, Inc. 7.750%, 10/1/19	500	531
Kennametal, Inc. 7.200%, 6/15/12	225	231
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	500	515
Liberty Tire Recycling 144A 11.000%, 10/1/16(4)	165	165

	PAR VALUE	VALUE
Industrials—continued
Marquette Transportation Co./ Marquette Transportation Finance Corp. 10.875%, 1/15/17	$125	$127
McJunkin Red Man Corp. 9.500%, 12/15/16	35	36
Owens Corning, Inc. 6.500%, 12/1/16	745	813
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC 144A 8.750%, 10/15/16(4)	750	793
Steelcase, Inc. 6.375%, 2/15/21	675	717
Teekay Corp. 8.500%, 1/15/20	225	218
Thermadyne Holdings Corp. 9.000%, 12/15/17	500	520
UAL Pass-Through-Trust 09-2A 9.750%, 1/15/17	267	288
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	600	640

		9,009

Information Technology—1.9%
Audatex North America, Inc. 144A 6.750%, 6/15/18(4)	275	279
Broadridge Financial Solutions, Inc. 6.125%, 6/1/17	555	582
CDW LLC / CDW Finance Corp.
PIK Interest Capitalization 11.500%, 10/12/15	6	7
8.500%, 4/1/19	575	582
CommScope, Inc. 144A 8.250%, 1/15/19(4)	520	523
Crown Castle Holdings GS V LLC/ Crown Castle GS III Corp. 144A 7.750%, 5/1/17(4)	75	81
Earthlink, Inc. 8.875%, 5/15/19	200	185
Equinix, Inc. 7.000%, 7/15/21	200	211
Freescale Semiconductor, Inc. 10.125%, 12/15/16	300	317
iGate Corp. 144A 9.000%, 5/1/16(4)	600	622
Jabil Circuit, Inc. 7.750%, 7/15/16	48	54
Sorenson Communications, Inc. 144A 10.500%, 2/1/15(4)	350	243
SunGard Data Systems, Inc. 7.375%, 11/15/18	100	103

		3,789

Materials—4.0%
AbitibiBowater, Inc. 144A 10.250%, 10/15/18(4)	340	377
APERAM 144A 7.375%, 4/1/16(4)	250	215
Berry Plastics Corp. 9.500%, 5/15/18	185	187

	PAR VALUE	VALUE
Materials—continued
Building Materials Corp. of America 144A 6.750%, 5/1/21(4)	$44	$46
Carpenter Technology Corp. 5.200%, 7/15/21	425	413
Catalyst Paper Corp. 7.375%, 3/1/14(10)	905	47
Commercial Metals Co. 7.350%, 8/15/18	140	132
Edgen Murray Corp. 12.250%, 1/15/15	350	317
Fosun International Ltd. 144A 7.500%, 5/12/16(4)	530	466
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	200	211
Hanson Australia Funding Ltd. 5.250%, 3/15/13	125	126
Huntsman International LLC 8.625%, 3/15/21	125	133
Ineos Group Holdings plc 144A 8.500%, 2/15/16(4)	1,450	1,160
JMC Steel Group, Inc. 144A 8.250%, 3/15/18(4)	195	191
Nortek, Inc. 144A 8.500%, 4/15/21(4)	500	425
Nova Chemicals Corp. 3.784%, 11/15/13(3)	818	810
Oxea Finance / Cy SCA 144A 9.500%, 7/15/17(4)	355	357
Plastipak Holdings, Inc. 144A 8.500%, 12/15/15(4)	500	512
Sealed Air Corp. 144A 8.375%, 9/15/21(4)	180	200
Severstal OAO Via Steel Capital SA 144A 6.700%, 10/25/17(4)	500	471
Vedanta Resources plc
144A 8.750%, 1/15/14(4)	100	98
144A 9.500%, 7/18/18(4)	625	544
Verso Paper Holdings LLC / Verso Paper, Inc.
11.500%, 7/1/14	46	47
Series B, 4.179%, 8/1/14(3)	85	54
Series B, 11.375%, 8/1/16	850	353

		7,892

Telecommunication Services—2.9%
Axtel SAB de C.V. 144A 9.000%, 9/22/19(4)	12	9
Clearwire Communications LLC/ Clearwire Finance, Inc.
144A 12.000%, 12/1/15(4)	85	82
144A 12.000%, 12/1/15(4)	100	96
Cricket Communications, Inc. 7.750%, 10/15/20	238	209
Crown Castle Towers LLC
144A 4.523%, 1/15/15(4)	75	78
144A 3.214%, 8/15/15(4)	50	51
144A 5.495%, 1/15/17(4)	85	93
144A 4.883%, 8/15/20(4)	500	511
Embarq Corp. 6.738%, 6/1/13	50	52

Refer to Footnote Legend on page 32.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE
Telecommunication Services—continued
Frontier Communications Corp.
7.875%, 4/15/15	$295	$301
8.250%, 4/15/17	200	205
8.125%, 10/1/18	150	152
ITC DeltaCom, Inc. 10.500%, 4/1/16	400	411
Nextel Communications, Inc.
Series E 6.875%, 10/31/13	235	235
Series D 7.375%, 8/1/15	1,075	989
OJSC Vimpel Communications (VIP Finance Ireland Ltd.)
144A 8.375%, 4/30/13(4)	100	105
144A 9.125%, 4/30/18(4)	250	246
Qwest Corp.
8.375%, 5/1/16	300	344
6.500%, 6/1/17	307	335
SBA Tower Trust 144A 4.254%, 4/15/15(4)	115	118
Telecom Italia Capital SA 6.175%, 6/18/14	100	96
Telemar Norte Leste SA 144A 5.500%, 10/23/20(4)	245	241
West Corp. 7.875%, 1/15/19	420	419
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	350	315

		5,693

Utilities—1.1%
Allegheny Energy Supply Co. LLC 144A 8.250%, 4/15/12(4)	290	295
Calpine Corp. 144A 7.875%, 1/15/23(4)	250	270
Centrais Eletricas Brasileiras SA 144A 6.875%, 7/30/19(4)	135	152
Israel Electric Corp., Ltd. 144A 7.250%, 1/15/19(4)	345	356
Mega Advance Investments Ltd. 144A 5.000%, 5/12/21(4)	500	508
Midwest Generation LLC Series B 8.560%, 1/2/16	141	143
NRG Energy, Inc. 7.625%, 1/15/18	95	95
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 7.375%, 3/15/20	150	157
Texas Competitive Electric Holdings Co. LLC Series A 10.250%, 11/1/15	396	143

		2,119
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $102,447)		101,705

	PAR VALUE		VALUE
CONVERTIBLE BONDS—0.2%
Transocean, Inc. Series C, 1.500%, 12/15/37	$500		$491
TOTAL CONVERTIBLE BONDS (Identified Cost $477)			491

LOAN AGREEMENTS(3)—14.6%

Consumer Discretionary—5.0%
Affinity Gaming LLC (Herbest Gaming LLC) 10.000%, 12/31/15	749		753
AMF Bowling Worldwide, Inc. Tranche B, 2.796%, 6/7/13	826		700
Bourland & Leverich Supply Co. LLC 11.000%, 8/19/15	279		271
Brickman Group Holdings, Inc. Tranche B, 7.250%, 10/14/16	496		498
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.)
Tranche B-2, 3.356%, 1/28/15	562		490
Tranche B-4, 9.500%, 10/31/16	29		29
Caesars Linq LLC/Caesars Octavius LLC Tranche B, 9.500%, 4/25/17	300		287
Cengage Learning Acquisitions, Inc. 2.550%, 7/3/14	792		677
Chrysler Group LLC / Chrysler Group Co-Issuer, Inc. Tranche B, 6.000%, 5/24/17	249		236
CityCenter Holdings LLC 7.500%, 1/21/15	53		52
Entercom Radio LLC 6.750%, 11/23/18	360		360
Focus Brands, Inc. 5.583%, 11/5/16	93		92
Gateway Casinos & Entertainment Ltd. Tranche B, 6.000%, 5/12/16	434	CAD	413
Getty Images, Inc. 5.250%, 11/7/16	255		256
Guitar Center, Inc. –Extended Term Loan 5.830%, 4/9/17	225		198
HHI Holdings LLC 7.375%, 3/21/17	248		246
Hubbard Radio LLC 8.750%, 4/30/18	200		199
Intelsat Jackson Holding SA (Intelsat Jackson Holding Ltd.) 3.391%, 2/1/14	90		86
Kalispel Tribal Economic Authority 7.500%, 2/25/17	487		453
Landry’s Restaurants, Inc.
6.250%, 12/1/14	117		116
6.250%, 12/1/14	302		301
Mediacom Illinois LLC (Mediacom Communications LLC) Tranche D, 5.500%, 3/31/17	86		86

	PAR VALUE	VALUE
Consumer Discretionary—continued
Nielsen Finance LLC Tranche B, 4.026%, 5/2/16	$421	$415
Ozburn-Hessey Holding Co., LLC 8.250%, 4/8/16	284	251
Radio One, Inc. 7.500%, 3/31/16	223	208
Revel AC, Inc. Tranche B, 9.000%, 2/17/17	258	237
Sports Authority, Inc. (The) Tranche B, 7.500%, 11/16/17	272	263
SRAM LLC 8.500%, 12/7/18	200	202
Toys “R” Us, Inc. 6.000%, 9/1/16	49	49
Transtar Industries, Inc. Tranche 2, 10.250%, 12/21/17	275	275
Visant Corp. (Jostens) Tranche B, 5.750%, 12/22/16	706	664
Vision Solutions, Inc. 6.000%, 7/23/16	448	443

		9,806

Consumer Staples—0.7%
Del Monte Foods Co. 4.500%, 3/8/18	113	108
Revlon Consumer Products Corp. Tranche B, 4.750%, 11/19/17	410	407
Spectrum Brands Holdings, Inc. 5.417%, 6/17/16	541	541
U.S. Foodservice, Inc. 5.750%, 3/31/17	248	239

		1,295

Financials—0.8%
Asurion LLC (Asurion Corp.) 9.000%, 5/24/19	350	346
Fortress Invest Group LLC (FIG) 5.750%, 10/7/15	33	33
International Lease Finance Corp. (Delos Aircraft, Inc.) 7.500%, 3/17/16	70	70
iStar Financial, Inc. Tranche A-2 7.000%, 6/30/14	465	451
Ocwen Financial Corp. 7.000%, 9/1/16	238	234
Pinnacle Foods Finance LLC 2.822%, 4/2/14	44	43
Springleaf Financial Funding Co. (American General Finance Corp.) 5.500%, 5/10/17	45	39
Walter Investments, Inc. 7.750%, 6/30/16	301	301

		1,517

Health Care—1.4%
Aptalis Pharma, Inc. (Axcan Intermediate Holdings, Inc.) 5.500%, 2/10/17	411	394

Refer to Footnote Legend on page 32.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
Ardent Health Services LLC 6.500%, 9/15/15	$491	$488
InVentiv Health, Inc. (Ventive Health, Inc) 6.500%, 8/4/16	246	236
Kinetic Concepts, Inc. 7.000%, 5/4/18	280	283
Medical Card Systems, Inc. 12.000%, 9/17/15(9)	352	293
NBTY, Inc. Tranche B-1 4.250%, 10/1/17	22	21
Res-Care, Inc. Tranche B, 7.250%, 12/22/16	495	473
Sheridan Healthcare, Inc. Tranche B, 4.046%, 6/15/14	99	95
Smile Brands, Inc. Tranche B, 7.250%, 12/21/17	371	371
Surgery Center Holdings, Inc. 6.500%, 2/6/17	128	119
Vanguard Health Holding Co., LLC (Vanguard Health System, Inc.) 5.000%, 1/29/16	44	44

		2,817

Industrials—1.2%
Alliance Laundry Holdings LLC 6.255%, 9/30/16	512	512
ARAMARK Corp.
Letter of Credit 2, 0.145%, 7/26/16	2	2
Tranche B, 3.829%, 7/26/16	26	25
Brock Holdings Ill, Inc. 10.000%, 3/16/18	265	244
Building Materials Holdings Corp. 5.000%, 1/5/15(10)	52	46
Goodman Global, Inc. 9.000%, 10/30/17	101	101
Harland Clarke Holdings Corp. (Clarke American Corp.) Tranche B, 2.843%, 6/30/14	757	643
Holdings Gaming Borrower LP Tranche B-1, 12.000%, 6/30/15	323	336
Intelligrated, Inc. 7.500%, 2/17/17	475	473
Vertrue LLC 5.810%, 8/16/14(10)	169	54

		2,436

Information Technology—3.7%
Applied Systems, Inc. 9.250%, 6/8/17	333	324
Avaya, Inc.
Tranche B-1 3.256%, 10/24/14	270	259
Tranche B-3 5.006%, 10/26/17	543	496
AVG Technologies N.V. 7.500%, 3/15/16	425	400
DataTel, Inc. 0.000%, 12/13/18	300	300
DynCorp International LLC 6.500%, 7/7/16	293	288

	PAR VALUE	VALUE
Information Technology—continued
Fibertech Networks LLC (Firefox Merger Sub LLC) 6.750%, 11/30/16	$141	$141
First Data Corp.
Tranche B-1, 3.044%, 9/24/14	510	464
Tranche B-3, 3.044%, 9/24/14	730	665
Freescale Semiconductor, Inc. 4.520%, 12/1/16	472	452
Infor Enterprise Solutions Holdings, Inc. (Magellan Holdings, Inc.)
Tranche DD, 6.546%, 3/2/14	174	142
6.546%, 3/2/14	301	245
Instant Web, Inc.
3.671%, 8/7/14	403	381
Tranche DD 3.671%, 8/7/14	42	40
Lawson Software, Inc. (SoftBrands, Inc.) 6.750%, 7/5/17	299	292
Novell, Inc. (Attachmate Corp.) 6.500%, 4/27/17	543	533
Smart Modular Technologies (Global), Inc. 8.250%, 8/26/17	249	227
SonicWALL, Inc. 8.375%, 1/23/16	241	242
Sorenson Communications, Inc. Tranche C 6.000%, 8/16/13	221	214
Spansion LLC 4.750%, 2/9/15	298	295
SRA International, Inc. 6.500%, 7/20/18	386	366
Transaction Network Services, Inc. 6.000%, 11/18/15	259	258
Wall Street Systems, Inc. 9.000%, 6/20/18	335	322

		7,346

Materials—0.6%
Anchor Glass Container Corp.
Second Lien 6.000%, 3/2/16	48	48
10.000%, 9/2/16	50	50
AZ Chem US. Inc. 0.000%, 12/22/17	285	284
Berry Plastics Group, Inc. Tranche C, 2.278%, 4/3/15	141	135
CPG International, Inc. Tranche B, 6.000%, 2/18/17	263	246
Huntsman International LLC
Tranche B, 1.925%, 4/19/14	4	4
Extended Tranche B 2.886%, 4/19/17	10	10
New Sunward Holding BV Tranche B, 4.778%, 2/14/14	396	327

		1,104

Telecommunication Services—1.0%
Presidio, Inc. 7.250%, 3/31/17	231	230

	PAR VALUE	VALUE
Telecommunication Services—continued
Securus Technologies Holdings, Inc. (Securus Technologies, Inc.) 5.250%, 5/31/17	$358	$353
U.S. TelePacific Corp. 5.750%, 2/23/17	271	252
Univision Communications, Inc. 5.546%, 3/31/17	1,342	1,199

		2,034

Utilities—0.2%
Texas Competitive Electric Holdings Co., LLC Tranche 2014, 3.776%, 10/10/14	467	327
TOTAL LOAN AGREEMENTS (Identified Cost $29,729)		28,682

	SHARES
PREFERRED STOCK—2.3%

Financials—2.0%
Ally Financial, Inc. Series A, 8.50%	20,000	368
Ally Financial, Inc. Series G, 144A 7.00%(4)	439	315
Banco Bilbao Vizcaya Argentaria S.A. International Preferred S.A. Unipersonal 5.92%(3)	380	251
Banco do Brasil S.A. 144A 8.50%(3)(4)	200	232
Bank of America Corp. Series K, 8.00%(3)	625	559
Citigroup Capital XIII 7.875%,	9,350	244
FNMA Series S, 8.250%	63	83
JPMorgan Chase & Co. Series 1 7.90%(3)	525	559
PNC Financial Services Group, Inc. Series K, 8.25%(3)	650	665
Saul Centers, Inc. Series A 8.000%	425	11
UOB Cayman Ltd. 144A 5.80%(3)(4)	700	699

		3,986

Industrials—0.3%
Seaspan Corp. Series C, 9.50%	20	546
TOTAL PREFERRED STOCK (Identified Cost $5,422)		4,532

COMMON STOCKS—0.0%

Consumer Discretionary—0.0%
Mark IV Industries(10)	217	9

Financials—0.0%
CIT Group, Inc.(2)	1,257	44

Refer to Footnote Legend on page 32.

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	SHARES	VALUE
Industrials—0.0%
Building Materials Holding Corp.(2)(9)	27,113	$27
TOTAL COMMON STOCKS (Identified Cost $88)		80
TOTAL LONG TERM INVESTMENTS—98.4% (Identified cost $192,029)		194,020

SHORT-TERM INVESTMENTS—0.2%

Money Market Mutual Funds—0.2%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.050%)	319,736	320
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $320)		320
TOTAL INVESTMENTS—98.6% (Identified Cost $192,349)		194,340	(1)
Other assets and liabilities, net—1.4%		2,676

NET ASSETS—100.0%		$197,016

Abbreviations:

FNMA	Federal National Mortgage Association (“Fannie Mae”).
NATL	National Public Finance Guarantee Corp.
OJSC	Open Joint Stock Company (Russia)
PIK	Payment-in-Kind Security
plc	Public Limited Co.

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2011, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2011.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $51,767 or 26.3% of net assets.

(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	No contractual maturity date
(7)	Interest payments may be deferred.
(8)	Issuer may elect not to pay interest causing the payment to be forfeited and no longer due. The issuer has not invoked this election since the fund purchased this security.
(9)	Illiquid security.
(10)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexico Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLZ	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South Africa Rand

Country Weightings† (unaudited)
United States	72%
Russia	3
United Kingdom	3
Argentina	2
Brazil	2
Canada	2
Venezuela	2
Other	14
Total	100%
† % of total investments as of December 31, 2011

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2011 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2011	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$4,897	$—	$4,897	$—
Convertible Bonds	491	—	491	—
Corporate Bonds And Notes	101,705	—	101,658	47
Foreign Government Securities	20,326	—	20,326	—
Loan Agreements	28,682	—	28,628	54
Mortgage-Backed Securities	29,487	—	29,487	—
Municipal Bonds	3,820	—	3,820	—
Equity Securities:
Common Stocks	80	44	—	36
Preferred Stock	4,532	11	4,521	—
Short-term Investments	320	320	—	—

Total Investments	$194,340	$375	$193,828	$137

See Notes to Financial Statements

VIRTUS MULTI-SECTOR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Investment in Securities	Asset-Backed Securities	Corporate Bonds and Notes	Loan Agreements	Common Stocks
Beginning Balance 12/31/10:	$652	$112	$—	$510	$30
Accrued discount/(premium)	5	—	—	5
Realized gain (loss)	26	—	—	26	—
Change in unrealized appreciation (depreciation)	(1)	(26)	—	19	6
Purchases	—	—	—	—	—
(Sales)(b)	(560)	—	—	(560)	—
Transfers into Level 3(a)	101	—	47	54	—
Transfers from Level 3(a)	(86)	(86)	—	—	—

Ending Balance 12/31/11	$137	$—	$47	$54	$36

(a)	“Transfers in and/or out” represent the ending value as of December 31, 2011, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS PREMIUM ALPHASECTOR™ SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—99.0%
Consumer Discretionary Select Sector SPDR Fund	7,800	$304
Consumer Staples Select Sector SPDR Fund	9,660	314
iShares Dow Jones U.S. Technology Sector Index Fund	2,365	151
Technology Select Sector SPDR Fund	5,930	151
Utilities Select Sector SPDR Fund	8,810	318
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,185)		1,238
TOTAL LONG TERM INVESTMENTS—99.0%
(Identified Cost $1,185)		1,238

SHORT-TERM INVESTMENTS—3.0%

Money Market Mutual Funds—3.0%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.050%)	38,029	38
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $38)		38
TOTAL INVESTMENTS—102.0% (Identified Cost $1,223)		1,276	(1)
Other assets and liabilities, net—(2.0)%		(26)

NET ASSETS—100.0%		$1,250

Abbreviations:

SPDR	S&P Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2011, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2011 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2011	Level 1 – Quoted Prices
Equity Securities:
Exchange-traded Funds	$1,238	$1,238
Short-term Investments	38	38

Total Investments	$1,276	$1,276

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS REAL ESTATE SECURITIES SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.3%

Real Estate Investment Trusts—98.3%

Diversified—5.2%
Digital Realty Trust, Inc.	22,154	$1,477
Vornado Realty Trust	49,836	3,830

		5,307

Health Care—12.2%
HCP, Inc.	78,946	3,271
Health Care REIT, Inc.	55,267	3,014
Ventas, Inc.	113,866	6,277

		12,562

Industrial/Office—18.2%

Industrial—3.6%
Prologis, Inc.	129,337	3,698

Mixed—2.2%
Duke Realty Corp.	189,530	2,284

Office—12.4%
Alexandria Real Estate Equities, Inc.	11,311	780
BioMed Realty Trust, Inc.	91,027	1,646
Boston Properties, Inc.	49,114	4,891
Kilroy Realty Corp.	88,175	3,357
SL Green Realty Corp.	32,321	2,154

		12,828

		18,810

Lodging/Resorts—5.7%
Host Hotels & Resorts, Inc.	264,674	3,909
LaSalle Hotel Properties	77,013	1,865
Starwood Hotels & Resorts Worldwide, Inc.	3,080	148

		5,922

Residential—23.0%

Apartments—20.6%
Apartment Investment & Management Co. Class A	91,899	2,105
AvalonBay Communities, Inc.	31,008	4,050
BRE Properties, Inc.	33,406	1,686
Camden Property Trust	41,800	2,602
Campus Crest Communities, Inc.	15,443	155
Equity Residential	98,959	5,643
Essex Property Trust, Inc.	20,161	2,833
UDR, Inc.	87,277	2,191

		21,265

Manufactured Homes—2.4%
Equity Lifestyle Properties, Inc.	36,616	2,442

		23,707

	SHARES	VALUE
Retail—24.3%

Regional Malls—17.7%
General Growth Properties, Inc.	133,521	$2,006
Macerich Co. (The)	23,997	1,214
Simon Property Group, Inc.	93,506	12,057
Taubman Centers, Inc.	48,678	3,023

		18,300

Shopping Centers—6.6%
DDR Corp.	154,250	1,877
Kimco Realty Corp.	136,084	2,210
Regency Centers Corp.	34,700	1,305
Weingarten Realty Investors	63,270	1,381

		6,773

		25,073

Self Storage—9.7%
CubeSmart, Inc.	79,862	850
Extra Space Storage, Inc.	126,030	3,054
Public Storage	45,467	6,113

		10,017
TOTAL COMMON STOCKS (Identified Cost $56,644)		101,398
TOTAL LONG TERM INVESTMENTS—98.3%
(Identified Cost $56,644)		101,398

SHORT-TERM INVESTMENTS—1.1%

Money Market Mutual Funds—1.1%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.050%)	1,069,345	1,069
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,069)		1,069
TOTAL INVESTMENTS—99.4% (Identified Cost $57,713)		102,467	(1)
Other assets and liabilities, net—0.6%		647

NET ASSETS—100.0%		$103,114

Abbreviation Legend:

REIT	Real Estate Investment Trust

Footnote Legend

(1)	Federal Income Tax Information: For tax information at December 31, 2011, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2011 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2011	Level 1 – Quoted Prices
Common Stocks:
Real Estate Investment Trusts	$101,398	$101,398
Short-term Investments	1,069	1,069

Total Investments	$102,467	$102,467

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS SMALL-CAP GROWTH SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.8%

Consumer Discretionary—14.6%
Aaron’s, Inc.(2)	67,200	$1,793
Hibbett Sports, Inc.(2)	47,300	2,137
Morningstar, Inc.	33,300	1,979
Pool Corp.	118,800	3,576

		9,485

Consumer Staples—3.4%
PriceSmart, Inc.	32,000	2,228

Financials—9.7%
Cohen & Steers, Inc.	109,300	3,159
Financial Engines, Inc.(2)	140,700	3,142

		6,301

Health Care—20.7%
Abaxis, Inc.(2)	82,200	2,275
National Research Corp.	95,668	3,713
Quality Systems, Inc.	32,200	1,191
Sirona Dental Systems, Inc.(2)	72,300	3,184
Techne Corp.	44,600	3,044

		13,407

Industrials—14.9%
Aaon, Inc.	109,500	2,244
Copart, Inc.(2)	73,100	3,501
Heartland Express, Inc.	102,000	1,457
HEICO Corp. Class A	37,550	1,477
Omega Flex, Inc.(2)	71,100	1,005

		9,684

Information Technology—35.5%
ANSYS, Inc.(2)	65,600	3,757
Blackbaud, Inc.	88,400	2,449
Clicksoftware Technologies Ltd	205,000	1,966
FactSet Research Systems, Inc.	7,200	628
FLIR Systems, Inc.	100,300	2,514
Hittite Microwave Corp.(2)	60,500	2,987
MercadoLibre, Inc.	31,000	2,466
Mesa Laboratories, Inc.	6,586	266
NVE Corp.(2)	38,000	2,110
ScanSource, Inc.(2)	106,800	3,845

		22,988
TOTAL COMMON STOCKS (Identified Cost $57,130)		64,093
TOTAL LONG TERM INVESTMENTS—98.8% (Identified Cost $57,130)		64,093

SHORT-TERM INVESTMENTS—2.2%

Money Market Mutual Funds—2.2%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.050%)	1,406,171	1,406
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,406)		1,406
TOTAL INVESTMENTS—101.0% (Identified Cost $58,536)		65,499	(1)
Other assets and liabilities, net—(1.0)%		(631)

NET ASSETS—100.0%		$64,868

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2011, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings† (unaudited)
United States	93%
Argentina	4
Israel	3
Total	100%
† % of total investments as of December 31, 2011

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2011 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2011	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$64,093	$64,093
Short-term Investments	1,406	1,406

Total Investments	$65,499	$65,499

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS SMALL-CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.9%

Consumer Discretionary—14.0%
Hillenbrand, Inc.	306,000	$6,830
John Wiley & Sons, Inc. Class A	140,000	6,216
Tempur-Pedic International, Inc.(2)	96,700	5,080

		18,126

Consumer Staples—6.2%
National Beverage Corp.(2)	80,700	1,297
WD-40 Co.	168,700	6,817

		8,114

Energy—8.7%
CARBO Ceramics, Inc.	28,500	3,515
World Fuel Services Corp.	185,500	7,787

		11,302

Financials—19.0%
Ares Capital Corp.	410,600	6,344
Entertainment Properties Trust	75,500	3,300
Federated Investors, Inc. Class B	211,900	3,210
First Cash Financial Services, Inc.(2)	140,600	4,934
Golub Capital BDC, Inc.	82,000	1,271
RLI Corp.	77,800	5,668

		24,727

Health Care—6.5%
Owens & Minor, Inc.	227,800	6,330
Young Innovations, Inc.	72,323	2,143

		8,473

Industrials—22.4%
Badger Meter, Inc.	75,000	2,207
CLARCOR, Inc.	91,200	4,559
Corporate Executive Board Co. (The)	70,000	2,667
Graco, Inc.	125,600	5,136
Landstar System, Inc.	154,900	7,423
Lincoln Electric Holdings, Inc.	180,800	7,073

		29,065

Information Technology—19.0%
ADTRAN, Inc.	145,000	4,373
Cabot Microelectronics Corp.	62,000	2,930
Cass Information Systems, Inc.	102,269	3,722
Computer Services, Inc.	90,500	2,579
Jack Henry & Associates, Inc.	171,100	5,751
Syntel, Inc.	113,800	5,322

		24,677

	SHARES	VALUE
Materials—2.1%
Balchem Corp.	66,000	$2,676
TOTAL COMMON STOCKS (Identified Cost $118,533)		127,160
TOTAL LONG TERM INVESTMENTS—97.9%
(Identified Cost $118,533)		127,160

SHORT-TERM INVESTMENTS—1.3%

Money Market Mutual Funds—1.3%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.050%)	1,679,086	1,679
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,679)		1,679
TOTAL INVESTMENTS—99.2% (Identified Cost $120,212)		128,839	(1)
Other assets and liabilities, net—0.8%		1,068

NET ASSETS—100.0%		$129,907

(1)	Federal Income Tax Information: For tax information at December 31, 2011, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2011 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2011	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$127,160	$127,160
Short-term Investments	1,679	1,679

Total Investments	$128,839	$128,839

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—0.7%
U.S. Treasury Bond
4.250%, 11/15/40	$450	$573
3.750%, 8/15/41	400	469
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $916)		1,042

MUNICIPAL BONDS—3.5%

California—1.3%
Alameda Corridor Transportation Authority Taxable Series 99 – C, (NATL Insured) 6.600%, 10/1/29	1,000	1,012
Kern County Pension Obligation Taxable (NATL-RE Insured) 7.260%, 8/15/14	335	357
Sonoma County Pension Obligation Taxable (FSA Insured) 6.625%, 6/1/13	430	446

		1,815

Florida—0.1%
Miami-Dade County Educational Facilities Authority Taxable Series C 5.480%, 4/1/16	105	115

Kentucky—0.1%
Commonwealth of Kentucky Taxable 3.165%, 4/1/18	140	144

Massachusetts—0.4%
Commionwealth School Building Authority, Sr. Series B 5.000%, 10/15/41	500	542

Pennsylvania—1.0%
City of Pittsburgh Pension Obligation Taxable Series C (NATL- RE, FGIC Insured) 6.500%, 3/1/17	1,250	1,390

Virginia—0.1%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	220	138

Washington—0.5%
King County Sewer Revenue 5.000%, 1/1/45	600	642
TOTAL MUNICIPAL BONDS
(Identified Cost $4,560)		4,786

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—1.0%
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(5)	$160		$126
9.250%, 9/15/27	95		69
Commonwealth of Australia
Series 123, 5.750%, 4/15/12	146	AUD	150
Series 118, 6.500%, 5/15/13	50	AUD	53
Commonwealth of Canada 2.000%, 9/1/12	322	CAD	318
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	197	NZD	161
Kingdom of Norway Series 470 6.500%, 5/15/13	719	NOK	129
Kingdom of Sweden Series 1046, 5.500%, 10/8/12	595	SEK	89
Republic of Lithuania 144A 7.380%, 2/11/20(4)	150		162
Republic of Turkey 6.750%, 5/30/40	100		104
United Mexican States Series M, 6.000%, 6/18/15	775	MXN	57
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $1,410)			1,418

MORTGAGE-BACKED SECURITIES—10.6%

Agency—3.6%
FNMA
4.000%, 6/1/20	193		206
4.500%, 7/1/20	21		23
6.500%, 10/1/31	13		15
6.000%, 9/1/32	44		49
5.000%, 10/1/35	198		214
6.000%, 9/1/36	91		100
5.500%, 4/1/37	89		96
6.000%, 10/1/37	120		132
5.000%, 5/1/38	429		463
5.000%, 6/1/38	210		227
5.500%, 6/1/38	65		71
5.500%, 6/1/38	75		81
5.500%, 11/1/38	150		163
4.000%, 1/1/39	203		214
5.000%, 1/1/39	111		120
6.000%, 1/1/39	158		174
4.500%, 3/1/39	215		229
5.000%, 3/1/39	160		173
6.000%, 3/1/39	137		151
4.500%, 4/1/39	330		358
4.000%, 5/1/39	489		514
4.500%, 2/1/40	194		209
4.000%, 7/1/41	374		393
4.000%, 7/1/41	194		204
GNMA
6.500%, 11/15/23	52		59
6.500%, 12/15/23	7		8
6.500%, 2/15/24	62		70
6.500%, 6/15/28	91		106
6.500%, 7/15/31	50		57
6.500%, 11/15/31	46		54

	PAR VALUE	VALUE
Agency—continued
6.500%, 2/15/32	$52	$60
6.500%, 4/15/32	58	67

		5,060

Non-Agency—7.0%
Americold LLC Trust 10-ARTA, B 144A 6.031%, 1/14/29(4)	200	199
Bear Stearns Commercial Mortgage Securities, Inc.
06-PW12, A4 5.902%, 9/11/38(3)	440	491
07-PW18, AM 6.084%, 6/11/50(3)	550	536
Citigroup/Deutsche Bank Commercial Mortgage Trust 06-CD2, A4 5.505%, 1/15/46(3)	590	638
Credit Suisse Mortgage Capital Certificates 06-C1, A4 5.594%, 2/15/39(3)	1,210	1,339
Extended Stay America Trust 10-ESHA, D, 144A 5.498%, 11/5/27(4)	100	100
GE Capital Commercial Mortgage Corp. 03-C1, C 4.975%, 1/10/38(3)	175	176
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.984%, 8/10/45(3)	140	152
JPMorgan Chase Commercial Mortgage Securities Corp.
10-CNTR, A1, 144A 3.300%, 8/5/32(4)	290	294
10-CNTR, A2, 144A 4.311%, 8/5/32(4)	300	313
06-LDP7, AM 6.065%, 4/15/45(3)	125	129
07-LD12, A4 5.882%, 2/15/51(3)	425	462
Lehman Brothers—UBS Commercial Mortgage Trust
06-C6, A4 5.372%, 9/15/39	325	360
07-C6, A2 5.845%, 7/15/40	480	485
07-C7, A3 5.866%, 9/15/45(3)	700	768
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(3)	125	130
Morgan Stanley Capital I
06-T23, A4 5.814%, 8/12/41(3)	790	903
06-IQ12, A4 5.332%, 12/15/43	525	587
Timberstar Trust 06-1A, A, 144A 5.668%, 10/15/36(4)	675	754
Wachovia Bank Commercial Mortgage Trust
07-C30, A5 5.342%, 12/15/43	285	301
05-C21, D 5.204%, 10/15/44(3)	100	75
07-C33, A4 6.096%, 2/15/51(3)	425	460

		9,652
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $13,114)		14,712

Refer to Footnote Legend on page 43.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—1.8%
Bayview Financial Acquisition Trust 06-A, 1A2 5.483%, 2/28/41(3)	$182	$181
Chrysler Financial Auto Securitization Trust 10-A, C 2.000%, 1/8/14	300	300
JPMorgan Mortgage Acquisition Corp.
06-CW2, AF3 5.777%, 8/25/36(3)	470	206
06-CW2, AF4 6.080%, 8/25/36(3)	530	221
Lehman XS Trust 05-6, 3A2B 5.420%, 11/25/35(3)	276	256
Popular ABS Mortgage Pass-Through-Trust 05-5, AF3 5.086%, 11/25/35(3)	94	91
Residential Funding Mortgage Securities II, Inc. 06-HSA1, A3 5.230%, 2/25/36(3)	835	509
Santander Drive Auto Receivables Trust
11-2, B 2.660%, 1/15/16	240	240
11-2, C 3.280%, 6/15/16	100	100
10-B, C 144A 3.020%, 10/17/16(4)	250	248
Trip Rail Master Funding LLC 11-1A, A1A, 144A 4.370%, 7/15/41(4)	105	105
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $3,375)		2,457

CORPORATE BONDS AND NOTES—18.7%

Consumer Discretionary—1.6%
Arcos Dorados B.V. 144A 7.500%, 10/1/19(4)	125	138
Cequel Communications Holdings I LLC / Cequel Capital Corp. 144A 8.625%, 11/15/17(4)	90	96
CityCenter Holdings LLC / CityCenter Finance Corp. 144A 7.625%, 1/15/16(4)	42	43
CSC Holdings LLC 144A 6.750%, 11/15/21(4)	100	106
Dana Holding Corp. 6.500%, 2/15/19	10	10
DISH DBS Corp. 7.125%, 2/1/16	60	65
Gap, Inc. (The) 5.950%, 4/12/21	75	72
Hasbro, Inc. 6.300%, 9/15/17	200	230
Host Hotels & Resorts LP 144A 6.000%, 10/1/21(4)	150	154
Hyatt Hotels Corp. 5.375%, 8/15/21	100	102
International Game Technology 7.500%, 6/15/19	150	173
Korea Expressway Corp. 144A 4.500%, 3/23/15(4)	100	104

	PAR VALUE	VALUE
Consumer Discretionary—continued
Landry’s Acquisition Co. 144A 11.625%, 12/1/15(4)	$25	$26
Landry’s Restaurants, Inc. 11.625%, 12/1/15	83	88
Limited Brands, Inc. 6.900%, 7/15/17	25	27
Nissan Motor Acceptance Corp. 144A 4.500%, 1/30/15(4)	160	166
Penn National Gaming, Inc. 8.750%, 8/15/19	85	93
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(4)	40	39
Polymer Group, Inc. 144A 7.750%, 2/1/19(4)	16	17
Seneca Gaming Corp. 144A 8.250%, 12/1/18(4)	15	15
Starwood Hotels & Resorts Worldwide, Inc. 7.150%, 12/1/19	85	98
Time Warner Cable, Inc. 5.850%, 5/1/17	130	148
Univision Communications, Inc. 144A 7.875%, 11/1/20(4)	25	25
Wyndham Worldwide Corp.
6.000%, 12/1/16	60	65
5.750%, 2/1/18	25	26
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.875%, 11/1/17	100	110

		2,236

Consumer Staples—0.5%
Cencosud SA 144A 5.500%, 1/20/21(4)	150	154
Rite Aid Corp. 8.000%, 8/15/20	20	22
Sigma Alimentos SA de CV 144A 5.625%, 4/14/18(4)	150	153
Tate & Lyle International Finance plc 144A 6.625%, 6/15/16(4)	275	313

		642

Energy—1.4%
Anadarko Petroleum Corp. 6.375%, 9/15/17	160	186
Bill Barrett Corp. 7.625%, 10/1/19	100	105
Breitburn Energy Partners LP/Breitburn Finance Corp. 8.625%, 10/15/20	60	63
Calumet Specialty Products Partners LP/Calumet Finance Corp. 144A 9.375%, 5/1/19(4)	30	29
Coffeyville Resources Inc./Coffeyville Finance, Inc., 144A 10.875%, 4/1/17(4)	125	141
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	125	111
Frontier Oil Corp. 6.875%, 11/15/18	45	46

	PAR VALUE	VALUE
Energy—continued
Helix Energy Solutions Group, Inc. 144A 9.500%, 1/15/16(4)	$50	$52
HollyFrontier Corp. 9.875%, 6/15/17	12	13
Linn Energy LLC / Linn Energy Finance Corp. 144A 6.500%, 5/15/19(4)	20	20
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	175	181
Petroleos de Venezuela SA 5.250%, 4/12/17	65	42
Petroplus Finance Ltd. 144A 6.750%, 5/1/14(4)	150	92
Petropower I Funding Trust 144A 7.360%, 2/15/14(4)(8)	176	177
Pioneer Drilling Co.
9.875%, 3/15/18	20	21
144A 9.875%, 3/15/18(4)	20	21
QEP Resources, Inc. 6.875%, 3/1/21	100	108
SEACOR Holdings, Inc. 7.375%, 10/1/19	150	158
SESI LLC 6.375%, 5/1/19	80	82
Swift Energy Co. 7.125%, 6/1/17	175	175
Transocean, Inc. 6.375%, 12/15/21	30	32
Weatherford International Ltd. 9.625%, 3/1/19	45	58

		1,913

Financials—9.6%
ADCB Finance Cayman Ltd. 144A 4.750%, 10/8/14(4)	150	156
AFLAC, Inc. 8.500%, 5/15/19	100	123
Ally Financial, Inc. Series 8, 6.750%, 12/1/14	49	49
Alta Mesa Holdings / Alta Mesa Finance Services Corp. 9.625%, 10/15/18	75	73
American General (Springleaf) Finance Corp. 5.400%, 12/1/15	100	73
American International Group, Inc. 4.875%, 9/15/16	100	95
AmSouth Bank N.A. 4.850%, 4/1/13	200	193
Associated Banc Corp. 5.125%, 3/28/16	55	57
Assurant, Inc. 5.625%, 2/15/14	250	261
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	150	145
Banco Bradesco SA 144A 5.900%, 1/16/21(4)	150	154
Banco de Credito del Peru 144A 4.750%, 3/16/16(4)	150	150
Banco do Brasil SA 144A 5.375%, 1/15/21(4)	150	150

Refer to Footnote Legend on page 43.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Banco Santander Brasil SA 144A 4.500%, 4/6/15(4)	$100	$97
Banco Santander Chile SA 144A 3.750%, 9/22/15(4)	100	100
Bank of America Corp. 5.650%, 5/1/18	400	381
Capital Trust XI 6.625%, 5/23/36	325	287
Barclays Bank plc
5.200%, 7/10/14	140	144
144A 5.926%(3)(4)(6)(7)	100	83
Bear Stearns Cos., Inc. LLC (The) 7.250%, 2/1/18	250	293
Blackstone Holdings Finance Co., LLC 144A 6.625%, 8/15/19(4)	135	143
Brandywine Operating Partnership LP 7.500%, 5/15/15	125	137
Capital One Capital IV 8.875%, 5/15/40(6)	100	104
Capital One Financial Corp. 6.150%, 9/1/16	125	130
CIT Group, Inc. Series A 7.000%, 5/1/16	75	75
Citigroup, Inc.
5.000%, 9/15/14	40	40
4.875%, 5/7/15	150	148
5.500%, 2/15/17	45	45
City National Corp. 5.250%, 9/15/20	100	99
CommonWealth REIT 5.750%, 11/1/15	275	287
Credit Suisse 6.000%, 2/15/18	125	123
Deutsche Bank Financial LLC 5.375%, 3/2/15	131	129
Discover Bank 7.000%, 4/15/20	250	261
DuPont Fabros Technology LP 8.500%, 12/15/17	125	134
Equity One, Inc. 6.250%, 12/15/14	100	105
Export-Import Bank of Korea 5.875%, 1/14/15	100	107
Fidelity National Financial Sevices, Inc. 6.600%, 5/15/17	175	186
Fifth Third Bancorp 4.500%, 6/1/18	150	150
First Niagara Financial Group, Inc. 6.750%, 3/19/20	125	132
Ford Motor Credit Co., LLC 8.700%, 10/1/14	100	112
General Electric Capital Corp. 5.375%, 10/20/16	200	224
Genworth Financial, Inc.
5.750%, 6/15/14	125	124
6.515%, 5/22/18	85	78
Glen Meadow Pass-Through-Trust 144A 6.505%, 2/12/67(3)(4)	135	96
Goldman Sachs Group, Inc. (The) 5.950%, 1/18/18	165	169

	PAR VALUE	VALUE
Financials—continued
Hana Bank 144A 4.500%, 10/30/15(4)	$150	$154
HCP, Inc. 5.375%, 2/1/21	60	63
Health Care REIT, Inc. 4.700%, 9/15/17	150	149
HSBC Bank plc 144A 3.100%, 5/24/16(4)	150	150
Huntington Bancshares, Inc. 7.000%, 12/15/20	80	91
Hyundai Capital Services, Inc. 144A 6.000%, 5/5/15(4)	100	107
ICICI Bank Ltd. 144A 5.750%, 11/16/20(4)	125	115
International Lease Finance Corp. 6.250%, 5/15/19	96	89
Jefferies Group, Inc. 5.125%, 4/13/18	109	96
JPMorgan Chase & Co. 5.250%, 5/1/15	250	265
KeyBank NA 4.950%, 9/15/15	170	179
Kimco Realty Corp. 6.875%, 10/1/19	150	173
Korea Development Bank 4.375%, 8/10/15	100	103
Korea Finance Corp. 4.625%, 11/16/21	200	198
Lincoln National Corp. 6.050%, 4/20/67(3)	50	42
Lloyds Banking Group Capital No.1 plc 144A 7.875%, 11/1/20(4)	500	379
Lloyds TSB Bank plc 144A 6.500%, 9/14/20(4)	150	125
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(4)	100	92
Morgan Stanley
3.800%, 4/29/16	150	138
5.750%, 10/18/16	100	97
National Capital Trust II 144A 5.486%, 12/29/49(3)(4)	950	865
National Retail Properties, Inc. 5.500%, 7/15/21	150	150
Nordea Bank AB 144A 4.875%, 1/14/21(4)	200	204
ORIX Corp. 5.000%, 1/12/16	86	90
ProLogis LP
7.625%, 8/15/14	150	164
6.625%, 5/15/18	120	130
Prudential Financial, Inc. 8.875%, 6/15/38(3)	50	57
Regions Financial Corp.
7.750%, 11/10/14	50	50
5.750%, 6/15/15	55	53
Royal Bank of Scotland plc (The)
4.875%, 3/16/15	100	96
3.950%, 9/21/15	50	47
5.625%, 8/24/20	150	144
Senior Housing Properties Trust 4.300%, 1/15/16	125	123
Simon Property Group LP 5.650%, 2/1/20	50	57
SLM Corp. 6.250%, 1/25/16	200	195

	PAR VALUE	VALUE
Financials—continued
Societe Generale 144A 3.500%, 1/15/16(4)	$105	$93
Spansion LLC 7.875%, 11/15/17	100	92
Unum Group 7.125%, 9/30/16	125	143
Vanguard Health Holding Co. II, LLC / Vanguard Holding Co. II, Inc. 7.750%, 2/1/19	56	54
Vnesheconombank Via (VEB Finance Ltd.) 144A 6.902%, 7/9/20(4)	155	159
Webster Financial Corp. 5.125%, 4/15/14	65	64
Westfield Capital Corp., Ltd./ Westfield Finance Authority 144A 5.125%, 11/15/14(4)	355	372
XL Group Ltd. 5.750%, 10/1/21	95	100
Zions Bancorporation Series C 9.500%, 12/29/49	20	505

		13,214

Health Care—0.5%
Healthsouth Corp. 7.250%, 10/1/18	90	90
Mylan, Inc. 144A 6.000%, 11/15/18(4)	100	104
Patheon, Inc. 144A 8.625%, 4/15/17(4)	20	16
Quest Diagnostics, Inc. 6.400%, 7/1/17	280	331
Universal Health Services, Inc.
7.125%, 6/30/16	24	26
7.000%, 10/1/18	25	26
Valeant Pharmaceuticals International, Inc. 144A 6.500%, 7/15/16(4)	100	100

		693

Industrials—1.5%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	75	75
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(4)	136	136
CHC Helicopter S,A. 144A 9.250%, 10/15/20(4)	100	91
Continental Airlines, Inc. Pass-Through-Trust
98-1, A, 6.648%, 9/15/17	302	308
01-1, A1, 6.703%, 6/15/21	63	64
Delta Air Lines, Inc. Pass-Through-Trust 11-1, A 5.300%, 4/15/19	325	328
Deluxe Corp. 144A 7.000%, 3/15/19(4)	60	59
Equifax, Inc. 6.300%, 7/1/17	240	271
Griffon Corp. 7.125%, 4/1/18	100	99
Iron Mountain, Inc. 7.750%, 10/1/19	100	106
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	130	134

Refer to Footnote Legend on page 43.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Owens Corning, Inc. 6.500%, 12/1/16	$60	$65
Steelcase, Inc. 6.375%, 2/15/21	150	159
Teekay Corp. 8.500%, 1/15/20	75	73
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	150	160

		2,128

Information Technology—0.7%
Amkor Technology, Inc. 6.625%, 6/1/21	100	97
Audatex North America, Inc. 144A 6.750%, 6/15/18(4)	50	51
Broadridge Financial Solutions, Inc. 6.125%, 6/1/17	250	262
CommScope, Inc. 144A 8.250%, 1/15/19(4)	65	65
Crown Castle Holdings GS V LLC / Crown Castle GS III Corp. 144A 7.750%, 5/1/17(4)	150	161
Earthlink, Inc. 8.875%, 5/15/19	100	92
Equinix, Inc. 7.000%, 7/15/21	40	42
iGate Corp. 144A 9.000%, 5/1/16(4)	75	78
Intuit, Inc. 5.750%, 3/15/17	71	80
SunGard Data Systems, Inc. 7.375%, 11/15/18	30	31

		959

Materials—1.3%
AbitibiBowater, Inc. 144A 10.250%, 10/15/18(4)	62	69
Alcoa, Inc. 5.400%, 4/15/21	150	150
Building Materials Corp. of America 144A 6.750%, 5/1/21(4)	10	11
Carpenter Technology Corp. 5.200%, 7/15/21	150	146
Catalyst Paper Corp. 7.375%, 3/1/14	135	7
Celulosa Arauco 7.250%, 7/29/19	150	177
Cemex SAB de CV 144A 5.579%, 9/30/15(3)(4)	150	113
Commercial Metals Co. 7.350%, 8/15/18	170	161
CRH America, Inc.
6.000%, 9/30/16	255	272
8.125%, 7/15/18	150	171
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	100	105
Sealed Air Corp. 144A 8.375%, 9/15/21(4)	50	56
Severstal OAO Via Steel Capital SA 144A 6.700%, 10/25/17(4)	100	94
Verso Paper Holdings LLC / Verso Paper, Inc. Series B, 4.179%, 8/1/14(3)	93	59
Xstrata Canada Corp. 5.500%, 6/15/17	260	282

		1,873

	PAR VALUE	VALUE
Telecommunication Services—0.9%
Axtel SAB de C.V. 144A 9.000%, 9/22/19(4)	$38	$29
Cincinnati Bell, Inc. 8.250%, 10/15/17	60	61
Clearwire Communications LLC /Clearwire Finance, Inc. 144A 12.000%, 12/1/15(4)	20	19
France Telecom S.A. 4.125%, 9/14/21	125	126
Frontier Communications Corp.
7.875%, 4/15/15	55	56
8.125%, 10/1/18	75	76
OJSC Vimpel Communications (VIP Finance Ireland Ltd.) 144A 9.125%, 4/30/18(4)	125	123
Qwest Corp. 6.500%, 6/1/17	143	156
SBA Tower Trust 144A 4.254%, 4/15/15(4)	225	231
Telecom Italia Capital SA 5.250%, 10/1/15	200	183
Telemar Norte Leste SA 144A 5.500%, 10/23/20(4)	100	99
West Corp. 7.875%, 1/15/19	100	100

		1,259

Utilities—0.7%
AmeriGas Partners LP/ AmeriGas Finance Corp. 6.250%, 8/20/19	90	90
Centrais Eletricas Brasileiras SA 144A 6.875%, 7/30/19(4)	100	113
Midwest Generation LLC Series B 8.560%, 1/2/16	105	106
NRG Energy, Inc. 144A 7.625%, 5/15/19(4)	100	98
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, 3/15/20	45	47
United Energy Distribution Holdings Property Ltd. 144A 5.450%, 4/15/16(4)(8)	500	533

		987
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $25,478)		25,904

LOAN AGREEMENTS(3)—0.9%

Consumer Discretionary—0.2%
Advantage Sales & Marketing, Inc. 5.250%, 12/18/17	17	17
Brickman Group Holdings, Inc. Tranche B, 7.250%, 10/14/16	99	100
Chrysler Group LLC / Chrysler Group Co-Issuer, Inc. Tranche B, 6.000%, 5/24/17	100	94
SRAM LLC 5.250%, 6/7/18	31	31
Visant Corp. (Jostens) Tranche B, 5.750%, 12/22/16	71	66

		308

	PAR VALUE	VALUE
Consumer Staples—0.1%
Del Monte Foods Co. 4.500%, 3/8/18	$22	$21
Revlon Consumer Products Corp. Tranche B, 4.750%, 11/19/17	63	62
Reynolds Group Holdings, Inc. Tranche B, 6.500%, 2/9/18	98	98

		181

Financials—0.1%
International Lease Finance Corp. (Delos Aircraft, Inc.) 7.000%, 3/17/16	8	9
iStar Financial, Inc. Tranche A-1 5.000%, 6/28/13	64	64
MoneyGram International, Inc. 4.500%, 11/17/17	7	7
Springleaf Financial Funding Co. (American General Finance Corp.) 5.500%, 5/10/17	60	52
Walter Investments, Inc. 7.750%, 6/30/16	40	40

		172

Health Care—0.1%
Surgery Center Holdings, Inc. 6.500%, 2/6/17	66	61

Industrials—0.0%
Brock Holdings Ill, Inc. 6.000%, 3/16/17	20	19

Information Technology—0.2%
Lawson Software, Inc. (SoftBrands, Inc.) 6.750%, 7/5/17	60	59
Mood Media Corp. 7.000%, 5/6/18	65	60
Novell, Inc. (Attachmate Corp.) 6.500%, 4/27/17	99	97

		216

Materials—0.2%
Anchor Glass Container Corp. Second Lien 6.000%, 3/2/16	66	66
CPG International, Inc. Tranche B, 6.000%, 2/18/17	44	41
General Chemical Corp. Tranche B, 5.000%, 10/6/15	46	46
JMC Steel Group 4.750%, 4/1/17	20	20
Norit Holding B.V. 6.750%, 7/10/17	30	30

		203

Refer to Footnote Legend on page 43.

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

	PAR VALUE	VALUE
Utilities—0.0%
Texas Competitive Electric Holdings Co., LLC Tranche 2014, 3.780%, 10/10/14	$68	$48
TOTAL LOAN AGREEMENTS (Identified Cost $1,258)		1,208
	SHARES
PREFERRED STOCK—0.2%

Financials—0.2%
Ally Financial, Inc. Series G, 144A 7.00%(4)	84	60
Banco Bilbao Vizcaya Argentaria S.A. International Preferred S.A. Unipersonal 5.92%(3)	110	73
JPMorgan Chase & Co. Series 1 7.90%(3)	89	95
TOTAL PREFERRED STOCK (Identified Cost $200)		228

COMMON STOCKS—57.3%

Consumer Discretionary—7.7%
Amazon.com, Inc.(2)	12,600	2,181
AutoZone, Inc.(2)	5,000	1,625
Comcast Corp. Class A	71,000	1,683
Darden Restaurants, Inc.	37,000	1,686
Lululemon Athletica, Inc.(2)	30,000	1,400
McDonald’s Corp.	20,000	2,007

		10,582

Consumer Staples—2.6%
Altria Group, Inc.	61,000	1,809
PepsiCo, Inc.	27,000	1,791

		3,600

Energy—10.5%
Chesapeake Energy Corp.	59,000	1,315
Chevron Corp.	18,000	1,915
ConocoPhillips	25,000	1,822
Continental Resources, Inc.(2)	12,000	801
Halliburton Co.	43,000	1,484
Occidental Petroleum Corp.	18,000	1,687
Petroleo Brasileiro S.A. ADR	39,000	969
Schlumberger Ltd.	27,000	1,844
Whiting Petroleum Corp.(2)	19,000	887
Williams Cos., Inc. (The)	54,000	1,783

		14,507

Financials—4.0%
Bank of America Corp.	208,000	1,156
Citigroup, Inc.	42,000	1,105
Goldman Sachs Group, Inc. (The)	18,000	1,628
Lincoln National Corp.	88,000	1,709

		5,598

	SHARES	VALUE
Health Care—6.0%
Abbott Laboratories	30,000	$1,687
Biogen Idec, Inc.(2)	17,000	1,871
Express Scripts, Inc.(2)	29,000	1,296
Gilead Sciences, Inc.(2)	42,000	1,719
UnitedHealth Group, Inc.	34,000	1,723

		8,296

Industrials—8.2%
Alaska Air Group, Inc.(2)	24,000	1,802
Caterpillar, Inc.	18,000	1,631
Cummins, Inc.	19,000	1,672
Deere & Co.	22,000	1,702
Foster Wheeler AG(2)	69,000	1,321
Union Pacific Corp.	16,000	1,695
United Continental Holdings, Inc.(2)	82,000	1,547

		11,370

Information Technology—8.7%
Apple, Inc.(2)	8,300	3,362
Intel Corp.	69,000	1,673
International Business Machines Corp.	9,000	1,655
QUALCOMM, Inc.	31,000	1,696
SanDisk Corp.(2)	34,000	1,673
Visa, Inc. Class A	19,000	1,929

		11,988

Materials—8.2%
CF Industries Holdings, Inc.	10,000	1,450
Cliffs Natural Resources, Inc.	26,000	1,621
Du Pont (E.I.) de Nemours & Co.	36,000	1,648
Freeport-McMoRan Copper & Gold, Inc.	46,000	1,692
Monsanto Co.	26,000	1,822
Nucor Corp.	38,000	1,504
Potash Corp. of Saskatchewan, Inc.	38,000	1,568

		11,305

Telecommunication Services—1.4%
Verizon Communications, Inc.	47,000	1,886
TOTAL COMMON STOCKS (Identified Cost $63,367)		79,132

EXCHANGE-TRADED FUNDS—2.6%
Consumer Staples Select Sector SPDR Fund	41,000	1,332
Health Care Select Sector SPDR Fund	38,000	1,318
Utilities Select Sector SPDR Fund	26,000	935
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $3,499)		3,585
TOTAL LONG TERM INVESTMENTS—97.4%
(Identified Cost $117,177)		134,472

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.5%

Money Market Mutual Funds—0.5%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.050%)	638,905	$639
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $639)		639
TOTAL INVESTMENTS—97.9% (Identified Cost $117,816)		135,111	(1)
Other assets and liabilities, net—2.1%		3,013

NET ASSETS—100.0%		$138,124

Abbreviations:

ADR	American Depositary Receipt
AG	Aktiengesellschaft a corporation that is limited by shares, i.e., owned by shareholders (Germany).
FGIC	Financial Guaranty Insurance Company
FNMA	Federal National Mortgage Association (“Fannie Mae”).
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.
OJSC	Open Joint Stock Company (Russia)
plc	Public Limited Co.
REIT	Real Estate Investment Trust
SAB
de CV	A variable capital company.
SPDR	S&P Depositary Receipt

See Notes to Financial Statements

VIRTUS STRATEGIC ALLOCATION SERIES

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2011

($ reported in thousands)

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2011, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2011.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, these securities amounted to a value of $13,486 or 9.8% of net assets.

(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Interest payments may be deferred.
(7)	No contractual maturity date.
(8)	Illiquid Security

Foreign Currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
MXN	Mexico Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Country Weightings† (Unaudited)
United States	89%
Canada	3
Australia	1
Brazil	1
South Korea	1
Switzerland	1
United Kingdom	1
Other	3
Total	100%
† % of total investments as of December 31, 2011

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2011 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2011	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$2,457	$—	$2,457	$—
Corporate Bonds And Notes	25,904	—	25,897	7
Foreign Government Securities	1,418	—	1,418	—
Loan Agreements	1,208	—	1,208	—
Mortgage-Backed Securities	14,712	—	14,712	—
Municipal Bonds	4,786	—	4,786	—
U.S. Government Securities	1,042	—	1,042	—
Equity Securities:
Common Stocks	79,132	79,132	—	—
Exchange-Traded Funds	3,585	3,585	—	—
Preferred Stock	228	—	228	—
Short-term Investments	639	639	—	—

Total Investments	$135,111	$83,356	$51,748	$7

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Corporate Bonds and Notes
Beginning Balance December 31, 2010:	$—
Accrued discount/(premium)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales(b)	—
Transfers into Level 3(a)	7
Transfers from Level 3(a)	—

Ending Balance December 31, 2011	$7

(a)	“Transfers in and/or out” represent the ending value as of December 31, 2011, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

(Reported in thousands except shares and per share amounts)

	Capital Growth Series		Growth & Income Series	International Series	Multi-Sector Fixed Income Series

Assets
Investment in securities at value(1)	$189,897		$147,324	$332,823	$194,340
Foreign currency at value(2)	—		—	874	2
Cash	—		—	—	320
Receivables
Investment securities sold	—		2,020	—	588
Fund shares sold	—		—	7	—
Dividends and interest	59		170	1,218	2,731
Tax reclaims	4		—	1,067	—
Prepaid expenses	17		13	29	16
Other assets	93		75	162	94

Total assets	190,070		149,602	336,180	198,091

Liabilities
Cash overdraft	—		75	—	—
Payables
Fund shares repurchased	77		211	99	99
Investment securities purchased	—		794	—	693
Investment advisory fee	99		66	178	64
Administration fee	13		10	23	14
Transfer agent fees and expenses	2		2	2	2
Trustees’ fee and expenses	6		8	11	7
Professional fee	29		28	39	32
Distribution and service fees	40		32	71	42
Trustee deferred compensation plan	93		75	162	94
Other accrued expenses	22		18	66	28

Total liabilities	381		1,319	651	1,075

Net Assets	$189,689		$148,283	$335,529	$197,016

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$253,128		$146,538	$300,727	$207,293
Accumulated undistributed net investment income (loss)	—	(3)	81	1,648	1,444
Accumulated undistributed net realized gain (loss)	(78,083)		(22,797)	(46,233)	(13,696)
Net unrealized appreciation (depreciation)	14,644		24,461	79,387	1,975

Net Assets	$189,689		$148,283	$335,529	$197,016

Net asset value and offering price per share	$13.99		$12.51	$15.28	$9.18

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	13,559,173		11,851,651	21,962,454	21,472,512

(1) Investments in securities at cost	$175,253		$122,863	$253,442	$192,349
(2) Foreign currency at cost	$—		$—	$881	$2
(3) Amount less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2011

(Reported in thousands except shares and per share amounts)

	Premium AlphaSector Series		Real Estate Securities Series	Small-Cap Growth Series	Small-Cap Value Series	Strategic Allocation Series

Assets
Investment in securities at value(1)	$1,276		$102,467	$65,499	$128,839	$135,111
Cash	—		—	—	—	8
Receivables
Investment securities sold	152		533	595	1,265	2,913
Fund shares sold	—		1	—	—	—
Receivable from adviser	6		—	—	—	—
Dividends and interest	—	(2)	319	9	137	729
Prepaid expenses	—	(2)	8	6	11	12
Other assets	—	(2)	47	30	63	65

Total assets	1,434		103,375	66,139	130,315	138,838

Liabilities
Payables
Fund shares repurchased	—	(2)	78	54	65	57
Investment securities purchased	152		—	1,095	—	443
Investment advisory fee	—		64	35	195	54
Administration fee	—	(2)	7	5	9	9
Transfer agent fees and expenses	2		2	2	2	2
Trustees’ fee and expenses	—	(2)	3	2	4	5
Professional fee	25		27	26	27	32
Distribution and service fees	—	(2)	21	14	28	29
Trustee deferred compensation plan	—	(2)	47	30	63	65
Other accrued expenses	5		12	8	15	18

Total liabilities	184		261	1,271	408	714

Net Assets	$1,250		$103,114	$64,868	$129,907	$138,124

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$1,295		$58,311	$69,512	$141,161	$134,006
Accumulated undistributed net investment income (loss)	—	(2)	312	(32)	348	492
Accumulated undistributed net realized gain (loss)	(98)		(263)	(11,575)	(20,229)	(13,669)
Net unrealized appreciation (depreciation)	53		44,754	6,963	8,627	17,295

Net Assets	$1,250		$103,114	$64,868	$129,907	$138,124

Net asset value and offering price per share	$9.49		$26.18	$14.03	$11.99	$12.17

Shares of beneficial interest outstanding, $1 par value, unlimited authorization	131,693		3,938,023	4,622,432	10,838,459	11,351,294

(1) Investments in securities at cost	$1,223		$57,713	$58,536	$120,212	$117,816
(2) Amount is less than $500.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011

(Reported in thousands)

	Capital Growth Series	Growth & Income Series	International Series	Multi-Sector Fixed Income Series

Investment Income
Dividends	$2,085	$2,755	$15,834	$92
Interest	48	2	2	15,509
Security lending	3	2	17	—
Foreign taxes withheld	(17)	(14)	(1,130)	(19)

Total investment income	2,119	2,745	14,723	15,582

Expenses
Investment advisory fee	1,497	1,207	2,738	1,076
Administration fee	177	143	307	177
Distribution and service fees	535	431	933	538
Transfer agent fee and expenses	13	13	14	13
Custodian fees	2	10	83	23
Printing fees and expenses	44	36	69	43
Professional fees	50	45	74	59
Trustees’ fee and expenses	68	58	119	68
Miscellaneous	68	58	121	83

Total expenses	2,454	2,001	4,458	2,080
Less expenses reimbursed by investment advisor	(423)	(449)	(613)	(466)

Net expenses	2,031	1,552	3,845	1,614

Net investment income (loss)	88	1,193	10,878	13,968

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on securities	3,163	6,338	16,928	4,103
Net realized gain (loss) on foreign currency transactions	—	—	20	29
Net change in unrealized appreciation (depreciation) on investments	(12,086)	(9,300)	(43,724)	(11,314)
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	(85)	(26)

Net gain (loss) on investments	(8,923)	(2,962)	(26,861)	(7,208)

Net increase (decrease) in net assets resulting from operations	$(8,835)	$(1,769)	$(15,983)	$6,760

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED DECEMBER 31, 2011

(Reported in thousands)

	Premium AlphaSector Series(2)	Real Estate Securities Series	Small-Cap Growth Series	Small-Cap Value Series	Strategic Allocation Series

Investment Income
Dividends	$23	$2,157	$613	$3,227	$1,469
Interest	—	—	—	—	3,410
Security lending	—	— (1)	3	20	—
Foreign taxes withheld	—	—	—	—	(9)

Total investment income	23	2,157	616	3,247	4,870

Expenses
Investment advisory fee	10	807	582	1,297	903
Administration fee	1	88	56	119	131
Distribution and service fees	2	269	171	360	376
Transfer agent fee and expenses	11	14	14	13	13
Custodian fees	3	5	6	7	9
Printing fees and expenses	5	25	16	33	30
Professional fees	31	39	34	42	52
Trustees’ fee and expenses	— (1)	34	21	45	48
Miscellaneous	— (1)	36	23	48	47

Total expenses	63	1,317	923	1,964	1,609
Less expenses reimbursed by investment advisor	(49)	(134)	(205)	(91)	(330)

Net expenses	14	1,183	718	1,873	1,279

Net investment income (loss)	9	974	(102)	1,374	3,591

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on securities	(98)	10,746	6,450	2,408	8,769
Net realized gain (loss) on foreign currency transactions	—	—	—	—	(3)
Net change in unrealized appreciation (depreciation) on investments	53	(1,562)	4,284	3,222	(9,188)
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	—	—	(1)

Net gain (loss) on investments	(45)	9,184	10,734	5,630	(423)

Net increase (decrease) in net assets resulting from operations	$(36)	$10,158	$10,632	$7,004	$3,168

(1)	Amount is less than $500.
(2)	Inception date February 14, 2011.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Capital Growth Series		Growth & Income Series
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$88	$793	$1,193	$969
Net realized gain (loss)	3,163	48,702	6,338	23,957
Net change in unrealized appreciation (depreciation)	(12,086)	(19,546)	(9,300)	(9,877)

Increase (decrease) in net assets resulting from operations	(8,835)	29,949	(1,769)	15,049

From Distributions to Shareholders
Net investment income	(116)	(916)	(1,187)	(1,098)
Net realized short-term gains	—	—	—	—
Net realized long-term gains	—	—	—	—

Decrease in net assets from distributions to shareholders	(116)	(916)	(1,187)	(1,098)

From Share Transactions
Sale of shares	5,485	6,280	2,681	3,548
Plan of reorganization	—	—	—	101,390
Reinvestment of distributions	116	916	1,187	1,098
Shares repurchased	(35,070)	(44,529)	(41,990)	(20,926)

Increase (decrease) in net assets from share transactions	(29,469)	(37,333)	(38,122)	85,110

Net increase (decrease) in net assets	(38,420)	(8,300)	(41,078)	99,061

Net Assets
Beginning of period	228,109	236,409	189,361	90,300

End of period	$189,689	$228,109	$148,283	$189,361

Accumulated undistributed net investment income (loss) at end of period	— (1)	37	81	76

Shares
Sales of shares	372	485	206	308
Plan of reorganization	—	—	—	8,303
Reinvestment of distributions	8	70	92	98
Shares repurchased	(2,368)	(3,440)	(3,221)	(1,797)

Net Increase/(Decrease)	(1,988)	(2,885)	(2,923)	6,912

(1)	Amount is less than $500.

See Notes to Financial Statements

International Series		Multi-Sector Fixed Income Series		Premium AlphaSector Series	Real Estate Securities Series
Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	From Inception February 14, 2011 to December 31, 2011	Year Ended December 31, 2011	Year Ended December 31, 2010

$10,878	$9,267	$13,968	$13,400	$9	$974	$1,386
16,948	8,845	4,132	9,933	(98)	10,746	12,204
(43,809)	31,719	(11,340)	3,481	53	(1,562)	14,258

(15,983)	49,831	6,760	26,814	(36)	10,158	27,848

(9,551)	(9,454)	(14,102)	(15,159)	(9)	(749)	(2,116)
—	—	—	—	—	—	—
—	—	—	—	—	(5,753)	—

(9,551)	(9,454)	(14,102)	(15,159)	(9)	(6,502)	(2,116)

3,858	9,316	3,958	3,805	1,286	2,276	4,975
—	—	—	33,044	—	—	—
9,551	9,454	14,102	15,159	9	6,502	2,116
(55,953)	(77,246)	(41,562)	(41,910)	— (1)	(20,089)	(34,804)

(42,544)	(58,476)	(23,502)	10,098	1,295	(11,311)	(27,713)

(68,078)	(18,099)	(30,844)	21,753	1,250	(7,655)	(1,981)

403,607	421,706	227,860	206,107	—	110,769	112,750

$335,529	$403,607	$197,016	$227,860	$1,250	$103,114	$110,769

1,648	302	1,444	1,191	— (1)	312	28

240	636	414	405	131	84	214
—	—	—	3,326	—	—	—
605	644	1,502	1,635	1	249	91
(3,419)	(5,122)	(4,311)	(4,437)	—	(751)	(1,517)

(2,574)	(3,842)	(2,395)	929	132	(418)	(1,212)

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	Small-Cap Growth Series		Small-Cap Value Series		Strategic Allocation Series
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$(102)	$(172)	$1,374	$729	$3,591	$4,135
Net realized gain (loss)	6,450	22,293	2,408	36,932	8,766	9,856
Net change in unrealized appreciation (depreciation)	4,284	(17,709)	3,222	(28,018)	(9,189)	5,208

Increase (decrease) in net assets resulting from operations	10,632	4,412	7,004	9,643	3,168	19,199

From Distributions to Shareholders
Net investment income	—	—	(1,146)	(631)	(3,332)	(4,426)
Net realized short-term gains	—	—	—	—	—	—
Net realized long-term gains	(6,550)	—	(9,362)	—	—	—

Decrease in net assets from distributions to shareholders	(6,550)	—	(10,508)	(631)	(3,332)	(4,426)

From Share Transactions
Sale of shares	3,085	823	1,672	1,124	2,267	2,703
Plan of reorganization	—	46,116	—	114,619	—	—
Reinvestment of distributions	6,550	—	10,508	631	3,332	4,426
Shares repurchased	(17,312)	(9,198)	(30,050)	(12,525)	(25,633)	(33,827)

Increase (decrease) in net assets from share transactions	(7,677)	37,741	(17,870)	103,849	(20,034)	(26,698)

Net increase (decrease) in net assets	(3,595)	42,153	(21,374)	112,861	(20,198)	(11,925)

Net Assets
Beginning of period	68,463	26,310	151,281	38,420	158,322	170,247

End of period	$64,868	$68,463	$129,907	$151,281	$138,124	$158,322

Accumulated undistributed net investment income (loss) at end of period	(32)	(28)	348	121	492	220

Shares
Sales of shares	220	68	133	100	182	238
Plan of reorganization	—	3,597	—	9,565	—	—
Reinvestment of distributions	463	—	827	51	269	396
Shares repurchased	(1,231)	(751)	(2,394)	(1,086)	(2,059)	(2,994)

Net Increase/(Decrease)	(548)	2,914	(1,434)	8,630	(1,608)	(2,360)

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(3)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(4)		Ratio of Gross Operating Expenses to Average Net Assets (before waivers and reimbursements)(4)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
Capital Growth Series
1/1/11 to 12/31/11	$14.67	0.01	(0.68)	(0.67)	(0.01)	—	(0.01)	(0.68)	$13.99	(4.60)%		$189,689	0.95%		1.15%		0.04%		127%
1/1/10 to 12/31/10	12.83	0.05	1.85	1.90	(0.06)	—	(0.06)	1.84	14.67	14.88		228,109	0.95		1.05		0.36		166
1/1/09 to 12/31/09	9.95	0.09	2.89	2.98	(0.10)	—	(0.10)	2.88	12.83	29.93		236,409	0.95		1.07		0.85		107
1/1/08 to 12/31/08	16.81	0.01	(6.87)	(6.86)	— (2)	—	— (2)	(6.86)	9.95	(40.78)		203,188	0.94		0.94		0.08		164
1/1/07 to 12/31/07	15.21	0.04	1.60	1.64	(0.04)	—	(0.04)	1.60	16.81	10.75		400,612	0.91		0.91		0.22		88
Growth & Income Series
1/1/11 to 12/31/11	$12.82	0.09	(0.30)	(0.21)	(0.10)	—	(0.10)	(0.31)	$12.51	(1.66)%		$148,283	0.90%		1.16%		0.69%		36%
1/1/10 to 12/31/10	11.49	0.11	1.34	1.45	(0.12)	—	(0.12)	1.33	12.82	12.83		189,361	0.90		1.07		0.98		39
1/1/09 to 12/31/09	9.45	0.13	2.07	2.20	(0.16)	—	(0.16)	2.04	11.49	23.50		90,300	0.94		1.11		1.35		109
1/1/08 to 12/31/08	14.94	0.19	(5.35)	(5.16)	(0.17)	(0.16)	(0.33)	(5.49)	9.45	(34.93)		85,111	0.85		0.99		1.51		56
1/1/07 to 12/31/07	14.51	0.16	0.81	0.97	(0.15)	(0.39)	(0.54)	0.43	14.94	6.66		159,074	0.85		0.95		1.03		44
International Series
1/1/11 to 12/31/11	$16.45	0.47	(1.21)	(0.74)	(0.43)	—	(0.43)	(1.17)	$15.28	(4.57)%		$335,529	1.03%		1.19%		2.91%		17%
1/1/10 to 12/31/10	14.86	0.35	1.61	1.96	(0.37)	—	(0.37)	1.59	16.45	13.47		403,607	1.03		1.08		2.36		24
1/1/09 to 12/31/09	10.95	0.31	4.01	4.32	(0.41)	—	(0.41)	3.91	14.86	39.87		421,706	1.03		1.08		2.55		26
1/1/08 to 12/31/08	19.14	0.40	(7.57)	(7.17)	(0.31)	(0.71)	(1.02)	(8.19)	10.95	(38.98)		319,937	1.00		1.00		2.56		33
1/1/07 to 12/31/07	17.80	0.40	2.25	2.65	(0.30)	(1.01)	(1.31)	1.34	19.14	14.94		501,913	0.98		0.98		2.10		34
Multi-Sector Fixed Income Series
1/1/11 to 12/31/11	$9.55	0.63	(0.34)	0.29	(0.66)	—	(0.66)	(0.37)	$9.18	2.99%		$197,016	0.75%		0.97%		6.50%		39%
1/1/10 to 12/31/10	8.98	0.61	0.65	1.26	(0.69)	—	(0.69)	0.57	9.55	14.36		227,860	0.75		0.85		6.48		56
1/1/09 to 12/31/09	6.86	0.57	2.15	2.72	(0.60)	—	(0.60)	2.12	8.98	40.13		206,107	0.75		0.84		7.06		72
1/1/08 to 12/31/08	9.09	0.57	(2.15)	(1.58)	(0.65)	—	(0.65)	(2.23)	6.86	(17.93)		172,901	0.75		0.76		6.69		72
1/1/07 to 12/31/07	9.25	0.53	(0.19)	0.34	(0.50)	—	(0.50)	(0.16)	9.09	3.71		250,867	0.74		0.74		5.65		94
Premium AlphaSectorTM Series
2/14/11(5) to 12/31/11	$10.00	0.08	(0.52)	(0.44)	(0.07)	—	(0.07)	(0.51)	$9.49	(4.47	)%(7)	$1,250	1.70	%(6)	7.31	%(6)	0.98	%(6)	249	%(7)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(3)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(4)	Ratio of Gross Operating Expenses to Average Net Assets (before waivers and reimbursements)(4)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Real Estate Securities Series
1/1/11 to 12/31/11	$25.43	0.24	2.25	2.49	(0.19)	(1.55)	(1.74)	0.75	$26.18	9.87%	$103,114	1.10%	1.22%	0.90%	22%
1/1/10 to 12/31/10	20.25	0.28	5.35	5.63	(0.45)	—	(0.45)	5.18	25.43	28.00	110,769	1.10	1.11	1.23	36
1/1/09 to 12/31/09	16.26	0.44	4.12	4.56	(0.57)	—	(0.57)	3.99	20.25	29.11	112,750	1.10	1.11	2.80	43
1/1/08 to 12/31/08	26.82	0.56	(10.17)	(9.61)	(0.37)	(0.58)	(0.95)	(10.56)	16.26	(36.88)	86,199	1.01	1.01	2.33	42
1/1/07 to 12/31/07	35.60	0.51	(6.00)	(5.49)	(0.44)	(2.85)	(3.29)	(8.78)	26.82	(15.71)	135,140	0.98	0.98	1.50	23
Small-Cap Growth Series
1/1/11 to 12/31/11	$13.24	(0.02)	2.23	2.21	—	(1.42)	(1.42)	0.79	$14.03	16.59%	$64,868	1.05%	1.35%	(0.15)%	35%
1/1/10 to 12/31/10	11.66	(0.07)	1.65	1.58	—	—	—	1.58	13.24	13.53	68,463	1.05	1.33	(0.55)	179
1/1/09 to 12/31/09	9.53	(0.08)	2.21	2.13	—	—	—	2.13	11.66	22.39	26,310	1.05	1.41	(0.83)	262
1/1/08 to 12/31/08	17.85	(0.10)	(7.76)	(7.86)	—	(0.46)	(0.46)	(8.32)	9.53	(44.92)	25,716	1.00	1.20	(0.75)	177
1/1/07 to 12/31/07	18.65	(0.12)	3.07	2.95	—	(3.75)	(3.75)	(0.80)	17.85	16.10	55,768	1.00	1.12	(0.62)	59
Small-Cap Value Series
1/1/11 to 12/31/11	$12.33	0.12	0.48	0.60	(0.10)	(0.84)	(0.94)	(0.34)	$11.99	4.54%	$129,907	1.30%	1.36%	0.95%	22%
1/1/10 to 12/31/10	10.55	0.15	1.69	1.84	(0.06)	—	(0.06)	1.78	12.33	17.40	151,281	1.30	1.41	1.34	69
1/1/09 to 12/31/09	8.77	0.01	1.81	1.82	(0.04)	—	(0.04)	1.78	10.55	20.90	38,421	1.30	1.51	0.14	153
1/1/08 to 12/31/08	14.46	0.04	(5.42)	(5.38)	(0.01)	(0.30)	(0.31)	(5.69)	8.77	(37.91)	38,012	1.30	1.38	0.33	50
1/1/07 to 12/31/07	17.03	— (2)	(0.30)	(0.30)	—	(2.27)	(2.27)	(2.57)	14.46	(2.10)	73,242	1.30	1.31	(0.03)	32
Strategic Allocation Series
1/1/11 to 12/31/11	$12.22	0.30	(0.06)	0.24	(0.29)	—	(0.29)	(0.05)	$12.17	1.91%	$138,124	0.85%	1.07%	2.39%	43%
1/1/10 to 12/31/10	11.11	0.30	1.14	1.44	(0.33)	—	(0.33)	1.11	12.22	13.20	158,322	0.85	0.96	2.61	42
1/1/09 to 12/31/09	9.25	0.29	1.94	2.23	(0.37)	—	(0.37)	1.86	11.11	24.51	170,247	0.85	0.95	2.98	89
1/1/08 to 12/31/08	12.95	0.37	(3.60)	(3.23)	(0.35)	(0.12)	(0.47)	(3.70)	9.25	(25.45)	163,271	0.85	0.87	3.19	50
1/1/07 to 12/31/07	13.30	0.36	0.43	0.79	(0.37)	(0.77)	(1.14)	(0.35)	12.95	5.98	270,653	0.84	0.84	2.62	52

Footnote Legend:

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(4)	The Series will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(5)	Inception date
(6)	Annualized
(7)	Not Annualized

See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

Note 1—Organization

The Virtus Variable Insurance Trust (the “Trust” or “VVIT”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. It was formed on February 18, 1986 as a Massachusetts business trust, commenced operations on December 5, 1986 and was reorganized as a Delaware statutory trust on February 14, 2011.

The Trust is organized with series, which are currently available only to separate accounts of participating insurance companies to fund variable accumulation annuity contracts and variable universal life insurance policies. As of the date of this report the Trust is comprised of nine series (each a “Series”), reported in this annual report. Each Series’ investment objective is outlined in the respective Series Summary page.

Note 2—Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security valuation

Security valuation procedures for the Series have been approved by the Board. All internally fair valued securities, referred to below, are approved by a valuation committee appointed under the direction of the Board.

•	The Series utilize a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted Equity Securities and Private Placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Series calculates its net asset value (generally, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these foreign markets. In such cases the Series fair value foreign securities using an external pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include Forward Currency Contracts and Equity Linked Instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term Notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market and are generally categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ major categories of assets and liabilities, which primarily include investments of the Series, by each major security type is disclosed at the end of the Schedule of Investments for each Series. The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

B.	Security transactions and related income

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. Each Series amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

Dividend income is recorded using Management’s estimate of the income included in distributions received from the REIT investments.

Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains.

The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income taxes

Each Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

As of December 31, 2011, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2008 forward (with limited exceptions).

D.	Distributions to shareholders

Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred by the Trust with respect to more than one Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more appropriately used. In addition to the net operating expenses that the Series bear directly, the contract owners, as investors in the Series, indirectly bear the Series’ pro-rata expenses of any underlying funds in which each Series invests.

F.	Foreign currency translation

Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Series does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations, which arise due to changes in the market prices of securities.

G.	Security Lending

Each Series may loan securities to qualified brokers through an agreement with Bank of New York Mellon (“BNY Mellon”), the Series’ custodian. Under the terms of agreement, the Series is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Series net of fees and rebates charged by BNY Mellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

As of the close of business on October 31, 2011, MF Global Holding Inc. was in default of the security lending agreement with the Capital Growth Series and the Small-Cap Value Series (the “Series”). As a result, BNY Mellon as Securities Lending Agent took possession of the collateral and repurchased the securities in the Series through open market purchases. The Financial Accounting Standards Board, Accounting Standards Codification No. 860, Transfers and Servicing (“ASC 860”), the criteria for sales accounting have been met. As a result of recording the sale of the original securities out on loan at market value and the repurchase of the identical securities into the Series’ at replacement value, the Series’ had realized gains (losses) of $19 and $(1) respectively ($ reported in thousands), which did not have an impact on the net asset value of the Series. The transactions are being treated as nontaxable events.

Effective November 7, 2011, securities lending was suspended on all Virtus Series.

H.	Loan agreements

Certain Series may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Series’ investments in loans may be in the form of participations in loans or assignments of all or a portion of

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

loans from third parties. A bank or other financial institution (the lender) that acts as agent for all holders often administers a loan. The agent administers the terms of the loan, as specified in the loan agreement. When investing in loan participation, the Series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Series generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Series may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Series purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

I.	When-issued and delayed delivery transactions

Certain Series may engage in when-issued or delayed delivery transactions. Each Series records when-issued and delayed delivery securities on the trade date. Each Series maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

Note 3—Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (“VIA,” the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust.

As compensation for its service to the Trust, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

Series	Rate for First $250,000,000	Rate for Next $250,000,000	Rate for Excess Over $500,000,000
Capital Growth Series	0.70%	0.65%	0.60%
Growth & Income Series	0.70	0.65	0.60
International Series	0.75	0.70	0.65
Multi-Sector Fixed Income Series	0.50	0.45	0.40
Strategic Allocation Series	0.60	0.55	0.50

	Rate for First $1 Billion	Rate for Next $1 Billion	Rate Over $2 Billion
Real Estate Securities Series	0.75%	0.70%	0.65%

		Rate
Premium AlphaSector™ Series		1.10%
Small-Cap Growth Series		0.85
Small-Cap Value Series		0.90

The Adviser manages the Series’ investment programs and general operations of the Series, including oversight of the Series’ subadvisers.

B.	Subadvisers

The Adviser employs subadvisers to furnish portfolio management services to certain of the Series, subject to Investment Subadvisory Agreements. VIA delegates certain investment decisions and/or research functions with respect to the following Series to the subadviser indicated, for which each is paid a fee by the Adviser.

Series	Subadviser	Series	Subadviser
Capital Growth Series	Kayne Anderson Rudnick Investment Management LLC (“Kayne”)†*	Real Estate Securities Series	Duff & Phelps Investment Management Co.*
Growth & Income Series	Euclid Advisors LLC (“Euclid”)¿*	Small-Cap Growth Series Small-Cap Value Series	Kayne* Kayne*
International Series	Aberdeen Asset Management, Inc.	Strategic Allocation Series (equity portfolio)	Euclid¿*
Multi-Sector Fixed Income Series	Newfleet Asset Management, LLC††*	(fixed income portfolio)	Newfleet††*
Premium AlphaSector™ Series	F-Squared Institutional Advisors, LLC/Euclid¿*

†

Effective June 2, 2011, SCM Advisors LLC changed its name to Newfleet Asset Management LLC. Effective September 30, 2011, Kayne became the subadvisor to the Series. For more information regarding this change, please see the supplement at the back of this report.

††	Effective June 2, 2011, Goodwin Capital Advisers, Inc. was no longer the subadviser to the Series. Effective June 17, 2011, Newfleet became the subadviser to the series.
*	Affiliate of the Adviser.
¿	Effective September 30, 2011, Euclid became a subadviser to the Series. For more information regarding this change, please see the supplement at the back of this report.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

C.	Expense Limits

VIA has contractually agreed to reimburse expenses of certain series of the Trust until at least November 5, 2012††, to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) exceed the total operating expenses of the Series’ average net assets (the “expense caps”) as listed in the chart below.

	Maximum Total Operating Expense		Maximum Total Operating Expense

Capital Growth Series	0.95%	Real Estate Securities Series	1.10%
Growth & Income Series	0.90	Small-Cap Growth Series	1.05
International Series	1.03	Small-Cap Value Series	1.30
Multi-Sector Fixed Income Series	0.75	Strategic Allocation Series	0.85
Premium AlphaSector™ Series	1.70

††	For the Premium AlphaSector™ Series, the contractual expiration date is April 30, 2012.

Effective November 5, 2010, the Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Series must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with applicable expense limitations. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending ($ reported in thousands):

	Expiration Date
	2013	2014	Total
Capital Growth Series	$52	$423	$475
Growth & Income Series	61	449	510
International Series	73	613	686
Multi-Sector Fixed Income Series	50	466	516
Premium AlphaSectorTM Series	0	49	49
Real Estate Securities Series	9	133	142
Small-Cap Value Series	5	91	96
Small-Cap Growth Series	27	205	232
Strategic Allocation Series	37	330	367

D.	Administration, Distribution and Service Fees

VP Distributors, LLC. (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the Administrator to the Trust. For the fiscal year ended December 31, 2011 (the “period”), the Trust incurred administration fees totaling $1,199. A portion of these fees is paid to an outside entity that also provides services to the Trust.

VP Distributors is the distributor for all the Series’ shares. Pursuant to an Underwriting Agreement, VP Distributors receives a service fee for providing certain distribution services for each series. For the period ended December 31, 2011, VP Distributors received $3,615, which is included in the Statement of Operations.

E.	Affiliated Account

At December 31, 2011, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates held 100,682 shares, of Premium AlphaSector® Series which may be redeemed at any time, with a value of $955 (reported in thousands).

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of unaffiliated mutual funds or variable annuities selected by the Trustees. Investments in such unaffiliated mutual funds are included in “Other Assets” on the Statement of Assets and Liabilities at December 31, 2011.

Note 4—Purchases and Sales of Securities

($ reported in thousands except as noted)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended December 31, 2011, were as follows:

	Purchases	Sales

Capital Growth Series	$272,471	$302,407
Growth and Income Series	61,878	103,489
International Series	63,163	105,742
Multi-Sector Fixed Income Series	75,160	98,892
Premium AlphaSector™ Series	3,696	2,413
Real Estate Securities Series	23,680	40,344
Small-Cap Growth Series	23,714	37,654
Small-Cap Value Series	31,843	58,010
Strategic Allocation Series	56,330	76,308

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

Purchases and sales of long-term U.S. Government and agency securities during the period ended December 31, 2011, were as follows:

Government	Purchases	Sales

Multi-Sector Fixed Income Series	$6,918	$6,908
Strategic Allocation Series	7,254	9,340

Note 5—Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series’ ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Certain Series may invest in exchange traded funds (“ETF”), which may expose the Series to the risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.

Investing in sector funds or non-diversified funds may be more volatile than investing in broadly diversified funds, and may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it were more broadly diversified.

Certain Series may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Series, positive or negative, than if a Series did not concentrate its investments in such sectors.

At December 31, 2011, the Series held securities in specific sectors as detailed below:

Series	Sector	Percentage of Total Investments
Capital Growth Series	Information Technology	25%
International Series	Financial	26
Small-Cap Growth Series	Information Technology	35

Note 6—Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Series. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment; whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price; the extent of market making activity in the investment; and the nature of the market for investment. Illiquid securities are noted as such within each Series’ Schedule of Investments where applicable.

Restricted securities are not registered under the Securities Act of 1933. Generally, 144A securities are excluded from this category, except where defined as illiquid.

At December 31, 2011, the Trust did not hold restricted securities.

Each Series will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

Note 7—Indemnifications

Under the Trust’s organizational documents and in a separate agreement between each Disinterested Trustee and the Trust, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Series enter into contracts that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these arrangements.

Note 8—Manager of Managers

The Trust and VIA have each received an exemptive order from the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, as amended, pursuant to which VIA will, subject to review and approval of the Trust’s Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable Series of the Fund. VIA will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination and replacement.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

Note 9—Plans of Reorganization

(All amounts except for the per share amounts are reported in thousands)

At special meetings held on July 1, 2010 and July 26, 2010, all of the Trustees of the Trust on behalf of Phoenix Comstock Series (“Comstock,” the “Merging Series”), including the Trustees who are not interested persons as defined in Section 2(a)(19) of the 1940 Act (the “Disinterested Trustees”) considered and approved the Agreement and Plan of Reorganization (the “Plan”) as set forth. The Plan was submitted to shareholders of Comstock Series at a Special Meeting of Shareholders held on October 29, 2010. The assets of the Merging Series were exchanged for shares of Virtus Growth & Income Series (formerly known as Phoenix Growth and Income Series) (the “Acquiring Series”) and the assumption of the liabilities of the Merging Series. The purpose of the transaction was to eliminate the offering of overlapping Series with similar investment objectives and similar investment strategies within the Trust, while simultaneously creating economies of scale for the surviving Series that were intended to lower Series expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Merging Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The acquisitions were accomplished by a tax-free exchange of shares on November 5, 2010.

Merging Series	11/5/10 Shares Outstanding	Acquiring Series	11/5/10 Shares Converted	Merging Series Net Asset Value
Comstock Series	3,977	Growth & Income Series	3,519	$42,967

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merging Series	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Series	Net Assets
Comstock Series	$42,967	$7,651	Growth & Income Series	$84,444

Assuming the acquisition had been completed on January 1, 2010, the Virtus Growth & Income Series’ results of operations for the year ended December 31, 2010, would have been as follows:

Net investment income (loss)	$1,454	(a)
Net realized and unrealized gain (loss) on investments	21,518	(b)

Net increase (decrease) in assets from operations	$22,972

(a)	$969, as reported in the Statement of Operations, plus $485 Net Investment Income from the Comstock Series pre-merger.
(b)	$14,080, as reported in the Statement of Operations, plus $7,438 Net Realized and Unrealized Gain (Loss) on Investments from the Comstock Series pre-merger.

At special meetings held on July 1, 2010 and July 26, 2010, all of the Trustees of the Trust on behalf of Phoenix Equity Index 500 Series (“Equity Index 500,” the “Merging Series”), including the Disinterested Trustees, considered and approved the Agreement and Plan of Reorganization (the “Plan”) as set forth. The Plan was submitted to shareholders of Equity Index 500 Series at a Special Meeting of Shareholders held on October 29, 2010. The assets of the Merging Series were exchanged for shares of Virtus Growth & Income Series (formerly known as Phoenix Growth and Income Series) (the “Acquiring Series”) and the assumption of the liabilities of the Merging Series. The purpose of the transaction was to eliminate the offering of overlapping Series with similar investment objectives and similar investment strategies within the Trust, while simultaneously creating economies of scale for the surviving Series that were intended to lower Series expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Merging Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The acquisitions were accomplished by a tax-free exchange of shares on November 5, 2010.

Merging Series	11/5/10 Shares Outstanding	Acquiring Series	11/5/10 Shares Converted	Merging Series Net Asset Value
Equity 500 Index Series	5,314	Growth & Income Series	4,784	$58,423

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merging Series	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Series	Net Assets
Equity Index 500 Series	$58,423	$14,559	Growth & income Series	$84,444

Assuming the acquisition had been completed on January 1, 2010, the Virtus Growth & Income Series’ results of operations for the year ended December 31, 2010, would have been as follows:

Net investment income (loss)	$1,721	(a)
Net realized and unrealized gain (loss) on investments	27,814	(b)

Net increase (decrease) in assets from operations	$29,535

(a)	$969, as reported in the Statement of Operations, plus $752 Net Investment Income from the Equity Index 500 Series pre-merger.
(b)	$14,080, as reported in the Statement of Operations, plus $13,734 Net Realized and Unrealized Gain (Loss) on Investments from the Equity Index 500 Series pre-merger.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

At special meetings held on July 1, 2010 and July 26, 2010, all of the Trustees of the Trust on behalf of Phoenix Mid-Cap Growth Series (“Mid-Cap Growth,” the “Merging Series”), including the Disinterested Trustees, considered and approved the Agreement and Plan of Reorganization (the “Plan”) as set forth. The Plan was submitted to shareholders of Mid-Cap Growth Series at a Special Meeting of Shareholders held on October 29, 2010. The assets of the Merging Series were exchanged for shares of Virtus Small-Cap Growth Series (formerly known as Phoenix Small-Cap Growth Series) (the “Acquiring Series”) and the assumption of the liabilities of the Merging Series. The purpose of the transaction was to eliminate the offering of overlapping Series with similar investment objectives and similar investment strategies within the Trust, while simultaneously creating economies of scale for the surviving Series that were intended to lower Series expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Merging Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The acquisitions were accomplished by a tax-free exchange of shares on November 5, 2010.

Merging Series	11/5/10 Shares Outstanding	Acquiring Series	11/5/10 Shares Converted	Merging Series Net Asset Value
Mid-Cap Growth Series	3,197	Small-Cap Growth Series	3,597	$46,116

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merging Series	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Series	Net Assets
Mid-Cap Growth Series	$46,116	$13,969	Small-Cap Growth Series	$22,775

Assuming the acquisition had been completed on January 1, 2010, the Virtus Small-Cap Growth Series’ results of operations for the year ended December 31, 2010, would have been as follows:

Net investment income (loss)	$(429	)(a)
Net realized and unrealized gain (loss) on investments	22,037	(b)

Net increase (decrease) in assets from operations	$21,608

(a)	$(172), as reported in the Statement of Operations, plus $(257) Net Investment Income from the Mid-Cap Growth Series pre-merger.
(b)	$4,584, as reported in the Statement of Operations, plus $17,453 Net Realized and Unrealized Gain (Loss) on Investments from the Mid-Cap Growth Series pre-merger.

At special meetings held on July 1, 2010 and July 26, 2010, all of the Trustees of the Trust on behalf of Phoenix Mid-Cap Value Series (“Mid-Cap Value,” the “Merging Series”), including the Disinterested Trustees, considered and approved the Agreement and Plan of Reorganization (the “Plan”) as set forth. The Plan was submitted to shareholders of Mid-Cap Value at a Special Meeting of Shareholders held on October 29, 2010. The assets of the Merging Series were exchanged for shares of Virtus Small-Cap Value Series (formerly known as Phoenix Small-Cap Value Series) (the “Acquiring Series”) and the assumption of the liabilities of the Merging Series. The purpose of the transaction was to eliminate the offering of overlapping Series with similar investment objectives and similar investment strategies within the Trust, while simultaneously creating economies of scale for the surviving Series that were intended to lower Series expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Merging Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The acquisitions were accomplished by a tax-free exchange of shares on November 5, 2010.

Merging Series	11/5/10 Shares Outstanding	Acquiring Series	11/5/10 Shares Converted	Merging Series Net Asset Value
Mid-Cap Value Series	9,791	Small-Cap Value Series	9,565	$114,619

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merging Series	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Series	Net Assets
Mid-Cap Value Series	$114,619	$28,302	Small-Cap Value Series	$37,725

Assuming the acquisition had been completed on January 1, 2010, the Virtus Small-Cap Value Series’ results of operations for the year ended December 31, 2010, would have been as follows:

Net investment income (loss)	$758	(a)
Net realized and unrealized gain (loss) on investments	52,205	(b)

Net increase (decrease) in assets from operations	$52,963

(a)	$729, as reported in the Statement of Operations, plus $29 Net Investment Income from the Mid-Cap Value Series pre-merger.
(b)	$8,914, as reported in the Statement of Operations, plus $43,291 Net Realized and Unrealized Gain (Loss) on Investments from the Mid-Cap Value Series pre-merger.

At special meetings held on July 1, 2010 and July 26, 2010, all of the Trustees of the Trust on behalf of Phoenix Multi-Sector Short Term Bond Series (“Multi-Sector Short Term Bond,” the “Merging Series”), including the Disinterested Trustees, considered and approved the Agreement and Plan of Reorganization (the “Plan”) as set forth. The Plan was submitted to shareholders of Multi-Sector Short Term Bond at a Special Meeting of Shareholders

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

held on October 29, 2010. The assets of the Merging Series were exchanged for shares of Virtus Multi-Sector Fixed Income Series (formerly known as Phoenix Multi-Sector Fixed Income Series) (the “Acquiring Series”) and the assumption of the liabilities of the Merging Series. The purpose of the transaction was to eliminate the offering of overlapping Series with similar investment objectives and similar investment strategies within the Trust, while simultaneously creating economies of scale for the surviving Series that were intended to lower Series expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Merging Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The acquisitions were accomplished by a tax-free exchange of shares on November 5, 2010.

Merging Series	11/5/10 Shares Outstanding	Acquiring Series	11/5/10 Shares Converted	Merging Series Net Asset Value
Multi-Sector Short Term Bond Series	3,112	Multi-Sector Fixed Income Series	3,326	$33,044

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merging Series	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Series	Net Assets
Multi-Sector Short Term Bond Series	$33,044	$1,972	Multi-Sector Fixed Income Series	$204,176

Assuming the acquisition had been completed on January 1, 2010, the Virtus Multi-Sector Fixed Income Series’ results of operations for the year ended December 31, 2010, would have been as follows:

Net investment income (loss)	$15,000	(a)
Net realized and unrealized gain (loss) on investments	16,036	(b)

Net increase (decrease) in assets from operations	$31,036

(a)	$13,400, as reported in the Statement of Operations, plus $1,600 Net Investment Income from the Virtus Multi-Sector Short Term Bond Series pre-merger.
(b)	$13,414, as reported in the Statement of Operations, plus $2,622 Net Realized and Unrealized Gain (Loss) on Investments from the Multi-Sector Short Term Bond Series pre-merger.

Note 10—Mixed and Shared Funding

Shares of the Trust are not directly offered to the public. Shares of the Trust are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies.

The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trust’s Trustees do not foresee any such differences or disadvantages at this time. However, the Trust’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Trust, or shares of another fund may be substituted.

Note 11—Federal Income Tax Information

($ reported in thousands except as noted)

At December 31, 2011, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by each Series were as follows:

Series	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Growth Series	$175,269	$15,494	$(866)	$14,628
Growth & Income Series	125,254	29,671	(7,601)	22,070
International Series	254,750	86,573	(8,500)	78,073
Multi-Sector Fixed Income Series	192,889	10,662	(9,211)	1,451
Premium AlphaSector™ Series	1,229	48	(1)	47
Real Estate Securities Series	60,017	42,550	(101)	42,449
Small-Cap Growth Series	58,536	8,268	(1,304)	6,964
Small-Cap Value Series	120,213	13,845	(5,219)	8,626
Strategic Allocation Series	118,384	21,870	(5,143)	16,727

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

The following Series have capital loss carryovers, which may be used to offset future capital gains, as follows:

	Expiration Year
Series	2012	2015	2016	2017	No Expiration	Total
Capital Growth Series	$2,334	$—	$45,875	$26,333	$—	$74,542
Growth & Income Series	—	2,415	14,070	3,865	—	20,350
International Series	—	—	—	44,925	—	44,925
Multi-Sector Fixed Income Series	—	—	470	11,514	—	11,984
Premium AlphaSector™ Series	—	—	—	—	91	91
Real Estate Securities Series	—	—	—	—	—	—
Small-Cap Growth Series	—	43	10,422	—	—	10,465
Small-Cap Value Series	—	—	19,507	—	—	19,507
Strategic Allocation Series	—	—	—	13,101	—	13,101

The Trust may not realize the benefit of these losses to the extent each Series does not realize gains on investments prior to the expiration of the capital loss carryovers. The Growth & Income Series, Multi-Sector Fixed Income Series, the Small-Cap Growth Series and the Small-Cap Value Series amounts include losses acquired in connection with mergers. Utilization of this capital loss carryover is subject to annual limits.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the Period ended December 31, 2011, the following Series utilized losses deferred in prior years against current year capital gains.

Capital Growth Series	$6,459
Growth & Income Series	6,167
International Series	16,146
Multi-Sector Fixed Income Series	4,923
Real Estate Securities Series	2,179
Small-Cap Growth Series	7,544
Small-Cap Value Series	3,104
Strategic Allocation Series	8,788

Capital losses realized after October 31 and certain late year losses (e.g. foreign currency) may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended December 31, 2011, the Series deferred and recognized losses as follows:

	Ordinary Loss Deferred		Capital Loss Deferred	Capital Loss Recognized
Capital Growth Series	$—		$3,527	$—
Growth & Income Series	—		56	—
International Series	15		—	—
Multi-Sector Fixed Income Series	—		1,177	—
Premium AlphaSector™ Series	—		—	—
Real Estate Securities Series	—		21	—
Small-Cap Growth Series	—		1,110	—
Small-Cap Value Series	—		722	—
Strategic Allocation Series	—	(1)	—	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the Schedules of Investments) consist of the following:

	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains
Capital Growth Series	$81		$—
Growth & Income Series	158		—
International Series	1,779		—
Multi-Sector Fixed Income Series	1,523		—
Premium AlphaSector™ Series	—	(1)	—
Real Estate Securities Series	348		2,062
Small-Cap Growth Series	—		—
Small-Cap Value Series	400		—
Strategic Allocation Series	550		—

(1)	Amount less than $500.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal tax purposes. Short-term gains distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS VARIABLE INSURANCE TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2011

Note 12—Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Series. As of December 31, 2011, the Series recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid In on Shares of Beneficial Interest	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Capital Growth Series	$1	$8	$(9)
Growth & Income Series	2	(1)	(1)
International Series	—	(19)	19
Multi-Sector Fixed Income Series	—	(387)	387
Real Estate Securities Series	(63)	4	59
Small-Cap Growth Series	(120)	22	98
Small-Cap Value Series	—	1	(1)
Strategic Allocation Series	1	(14)	13

Note 13—Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Note 14—Subsequent Events

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the

Virtus Variable Insurance Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Capital Growth Series, Virtus Growth & Income Series, Virtus International Series, Virtus Multi-Sector Fixed Income Series, Virtus Premium AlphaSector Series, Virtus Real Estate Securities Series, Virtus Small-Cap Growth Series, Virtus Small-Cap Value Series and Virtus Strategic Allocation Series (constituting Virtus Variable Insurance Trust, hereafter referred to as the “Trust”) at December 31, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

February 24, 2012

VIRTUS VARIABLE INSURANCE TRUST

TAX INFORMATION NOTICE (UNAUDITED)

DECEMBER 31, 2011

For the fiscal year ended December 31, 2011, the Series make the following disclosures for federal income tax purposes: the percentages of ordinary income dividends earned by the Series which qualify for the dividends received deduction (“DRD”) for corporate shareholders; the actual percentage of DRD for the calendar year will be designated in year-end tax statements. The Series designate the amounts below, or if subsequently different, as long-term capital gains dividends (“LTCG”) (reported in thousands).

	DRD	LTCG
Capital Growth Series	100%	$—
Growth & Income Series	100	—
International Series	—	—
Multi-Sector Fixed Income Series	—	—
Premium AlphaSectorTM Series	100	—
Real Estate Securities Series	—	7,816
Small-Cap Growth Series	—	16
Small-Cap Value Series	100	23
Strategic Allocation Series	39	—

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of the Virtus Variable Insurance Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the series (individually and collectively, the “Series”) of the Trust. At an in-person meeting held on November 14, 2011, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal,1 as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Series and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Series they manage. The Board noted the affiliation of certain of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Series and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to each Series, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Series by VIA and each of the Subadvisers; (2) the performance of the Series as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Series’ advisory and subadvisory fees, and comparisons of the Series’ advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the Subadvisers’ relationship with the Trust); (6) the anticipated effect of growth in size on each Series’ performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services. The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and each Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Series are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Series’ portfolio. Under this structure, VIA is responsible for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Series’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Series’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Series; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Series; (e) VIA’s supervision of the Series’ other service providers; and (f) VIA’s risk management processes. It was noted that VP Distributors, LLC, an affiliate of VIA, serves as administrator and distributor to the Series. The Board also took into account its knowledge of VIA’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Series’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Sub-Advisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering the renewal of the Sub-Advisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Series; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

[1]	The advisory and subadvisory Agreements were not due for renewal with respect to Virtus Premium AlphaSector Series because they were initially approved in November 2010 for a 2-year period.

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Series.

Investment Performance. The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Series prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented each Series’ performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Series’ performance. The Board evaluated each Series’ performance in the context of the special considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Series’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to the Series. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Series. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Series.

The Board considered, among other performance data, the information set forth below with respect to the performance of each Series for the periods ended September 30, 2011:

Virtus International Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10- year periods.

Virtus Real Estate Securities Series. The Board noted that the Series outperformed the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10- year periods.

Virtus Growth & Income Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1- and 5- year periods and underperformed the median of its Performance Universe for the 3- and 10- year periods. The Board also noted that the Series underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Series’ performance. The Board concluded that it will continue to monitor the Series’ performance and any actions taken by VIA and the Subadviser to continue to improve performance.

Virtus Strategic Allocation Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1-, 3- and 5- year periods and underperformed the median of its Performance Universe for the 10- year period. The Board also noted that the Series underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Series’ performance relative to its benchmark.

Virtus Capital Growth Series. The Board noted that the Series underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Series outperformed its benchmark for the 3- and 5- year periods and underperformed its benchmark for the 1- and 10- year periods. The Board took into account management’s discussion of the Series’ performance and any actions taken to address the Series’ performance, including the replacement of the Series’ Subadviser in November 2010. The Board noted that the Series’ longer-term performance reflects the performance of the Series’ previous Subadviser. The Board also took into account management’s change in the Series’ portfolio manager effective September 30, 2011. The Board concluded that it will continue to monitor the Series’ performance and any actions taken by VIA and the Subadviser to improve performance.

Virtus Small-Cap Growth Series. The Board noted that the Series outperformed the median of its Performance Universe and benchmark for the 1- and 3- year periods, and underperformed the median of its Performance Universe and benchmark for the 5- year period. The Board took into account management’s discussion of the Series’ performance over the longer-term period.

Virtus Small-Cap Value Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1- and 10- year periods and underperformed the median of its Performance Universe for the 3- and 5- year periods. The Board also noted that the Series outperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Series’ performance.

Virtus Multi-Sector Fixed Income Series. The Board noted that the Series underperformed the median of its Performance Universe and benchmark for the 1- year period and outperformed the median of its Performance Universe and benchmark for the 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Series’ performance over the short-term period.

After reviewing these and related factors, the Board concluded that each Series’ overall performance was satisfactory, or where noted above, action was being taken to address performance.

Management Fees and Total Expenses. The Board considered the fees charged to the Series for advisory services as well as the total expense levels of the Series. This information included comparisons of each Series’ net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing each Series’ net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that all of the Series had fee waivers and/or expense caps in place to limit the total expenses incurred by the Series and its shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Series. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Series and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Series’ fees and expenses:

Virtus International Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Real Estate Securities Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Growth & Income Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Strategic Allocation Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Capital Growth Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Small-Cap Growth Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Small-Cap Value Series. The Board considered that the Series’ net management fee and net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Series’ expenses, including the type of fund.

Virtus Multi-Sector Fixed Income Series. The Board considered that the Series’ net management fee and net total expenses after waivers were below the median of the Expense Group.

The Board concluded that the advisory and sub-advisory fees for each Series were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability. The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Series-by-Series basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to each Series, such as distribution and administrative services provided to the Series by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Series. Attention was paid to the methodology used to allocate costs to each Series, in recognition of the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Series was reasonable in light of the quality of the services rendered to the Series by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Series, the Board noted that the fees under the Sub-Advisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Series shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. In addition, with respect to Aberdeen Asset Management, Inc., the unaffiliated Subadviser, the Board relied on the ability of VIA to negotiate the Sub-Advisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Series was not a material factor in approval of the Sub-Advisory Agreements.

Economies of Scale. The Board received and discussed information concerning whether VIA realizes economies of scale as the Series’ assets grow. The Board noted that the management fees for several of the Series included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for all of the Series. The Board also took into account management’s discussion of the Series’ management fee and sub-advisory fee structure, including with respect to the Series that do not currently have breakpoints. The Board also took into account the current size of the Series. The Board concluded that no changes to the advisory fee structure of the Series were necessary at this time. The Board noted that VIA and the Series may realize certain economies of scale if the assets of the Series were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Series would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Series managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Series was not a material factor in the approval of the Sub-Advisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and the Subadviser and their respective affiliates from their relationships with the applicable Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that VP Distributors, LLC also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while certain of the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Series, other than the fee to be earned under the Sub-Advisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Series could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of each of the applicable Series and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to each Series.

CONSIDERATION OF SUBADVISORY AGREEMENT FOR

VIRTUS CAPITAL GROWTH SERIES

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of the Virtus Variable Insurance Trust (the “Trust”) is responsible for determining whether to approve the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the series (individually and collectively, the “Series”) of the Trust. At an in-person meeting held on August 22, 2011, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the Sub-Advisory Agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (the “Subadviser”) with respect to the Virtus Capital Growth Series. The Board noted that the replacement of Newfleet Asset Management, LLC (“Newfleet”), the Series’ current subadviser, was being proposed in connection with the anticipated transition of the Series’ portfolio manager from Newfleet to the Subadviser. In connection with the approval of the Sub-Advisory Agreement with the Subadviser, the Board terminated the Sub-Advisory Agreement with the Series’ current subadviser effective September 30, 2011.

In connection with the approval of the Sub-Advisory Agreement, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the approval of the Sub-Advisory Agreement would be in the best interests of the Series and its shareholders. The Board took into account that the Series would be managed by the same portfolio manager and that the portfolio management and advisory services currently being provided to the Series would not materially change as a result of the replacement of Newfleet. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by Newfleet with respect to the portfolio management team, as well as the services provided by the Subadviser with respect to other funds in the Trust. This information included quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Newfleet with respect to the Series. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

In making its determination with respect to the Sub-Advisory Agreement, the Trustees considered various factors, including:

Nature, Extent and Quality of Services. The Trustees received in advance of the meeting information in the form of a questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Board considered that the portfolio management services provided to the Series would not materially change as a result of the replacement of Newfleet and that the Series would be managed by the same portfolio manager. In this regard, the Board also considered information provided throughout the past year. The Board noted that the Subadviser would provide portfolio management, compliance with the Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering the approval of the Sub-Advisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Series; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board also took into account its knowledge of the Subadviser’s management and the quality of the performance of it duties in connection with the Subadviser’s provision of services to other series of the Trust. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Series were reasonable.

Investment Performance. The Board considered performance reports and discussions at Board meetings throughout the year regarding the Series. The Board took into account management’s discussion of the Series’ performance, including the effect of market conditions on the Series’ performance. The Board noted that it also reviewed on a quarterly basis detailed information about the Series’ performance results and portfolio composition. The Board also noted that the Subadviser would utilize the same investment strategy with respect to the Series and that the Series would be managed by the same portfolio manager. The Board took into account its discussions with management regarding the factors that contributed to the performance of the Series.

The Board considered, among other performance data, that the Series’ performance ranking was in the top 35%, 79% and 89%, respectively, of its Lipper peer group for the 1-, 3- and 5- year periods ended June 30, 2011, and had underperformed its benchmark for the same periods. The Board took into account management’s discussion of the Series’ performance and any actions taken to address the Series’ performance, including the replacement of the Series’ previous subadviser in November 2010. The Board noted that the Series’ longer-term performance reflects the performance of the Series’ previous subadviser. The Board concluded that it would continue to monitor the Series’ performance and any actions taken by VIA and the Subadviser to improve performance. After reviewing these and related factors, the Board concluded that action was being taken to address the Series’ performance.

Subadvisory Fee. The Board took into account that the rate of the investment subadvisory fee that would be paid by VIA (and not the Series) under the Sub-Advisory Agreement would remain substantially unchanged from the fee rate paid under the current Sub-Advisory Agreement. In addition, the fees paid by the Series to VIA under the Advisory Agreement would not change. The Board also noted that the Series’ subadvisory fees are paid by VIA out of its management fee rather than paid separately by the Series. In this regard, the Board took into account management’s discussion with respect to the advisory/sub-advisory fee structure, including the amount of the

CONSIDERATION OF SUBADVISORY AGREEMENT FOR VIRTUS CAPITAL GROWTH SERIES

BY THE BOARD OF TRUSTEES (Continued)

advisory fee retained by VIA after payment of the subadvisory fee. The Subadviser provided and the Board considered expense information of comparable accounts managed by the Subadviser, as applicable. The Board concluded that the proposed subadvisory fee for the Series was fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability and Economies of Scale. In considering the anticipated profitability to the Subadviser in connection with its relationship with the Series, the Board noted that the fees under the Sub-Advisory Agreement are paid by VIA out of the advisory fees that it receives under the Advisory Agreement, so that Series shareholders are not directly impacted by those fees. In considering the reasonableness of the fee payable by VIA to the Subadviser, the Board noted that because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA. However, for the reason stated above, the Board concluded that the anticipated profitability to the Subadviser and its affiliates from their relationship with the Series was not a material factor in the approval of the Sub-Advisory Agreement.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current size of the Series, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Series was not a material factor in the approval of the Sub-Advisory Agreement at this time.

Other Factors. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the Distributor of the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that VP Distributors, LLC also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser in providing investment advisory services to the Series, other than the fee to be earned under the Sub-Advisory Agreement. The Board noted that there may be certain indirect benefits gained, including to the extent that serving the Series could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of the Sub-Advisory Agreement was in the best interests of the Series and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Sub-Advisory Agreement with respect to the Series.

CONSIDERATION OF SUBADVISORY AGREEMENT FOR VIRTUS GROWTH & INCOME SERIES, VIRTUS STRATEGIC ALLOCATION SERIES

AND VIRTUS PREMIUM ALPHASECTOR SERIES

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of the Virtus Variable Insurance Trust (the “Trust”) is responsible for determining whether to approve the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) (together with the Advisory Agreement, the “Agreements”) with respect to the series (individually and collectively, the “Series”) of the Trust. At an in-person meeting held on August 22, 2011, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the Sub-Advisory Agreement between VIA and Euclid Advisors LLC (the “Subadviser”) with respect to Virtus Growth & Income Series, Virtus Strategic Allocation Series, and Virtus Premium AlphaSector Series. The Board noted that VIA was currently responsible for the day-to-day investment management of the Series’ assets, and that it was proposed that the Subadviser assume responsibility for the day-to-day investment management of the Series’ assets, consistent with the “manager-of-managers” structure in place with respect to the Trust’s other Series.

In connection with the approval of the Sub-Advisory Agreement, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the approval of the Sub-Advisory Agreement would be in the best interests of each applicable Series and its respective shareholders. The Board took into account that the Series would be managed by the same portfolio management teams and that the portfolio management and advisory services currently being provided to the Series would not materially change as a result of the appointment of the Subadviser. The Board also took into account discussions with management and information provided to the Board in its meetings throughout the year with respect to the services provided by VIA with respect to the portfolio management teams, and noted that such information was relevant to its consideration of the Sub-Advisory Agreement because the team at VIA currently responsible for providing portfolio management services to the Series would continue to do so at the Sub-Adviser. This information included quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from VIA with respect to the Series. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. The Board considered all the criteria separately with respect to the applicable Series and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

In making its determination with respect to the Sub-Advisory Agreement, the Trustees considered various factors, including:

Nature, Extent and Quality of Services. The Trustees received in advance of the meeting information in the form of a questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Board considered that the portfolio management services provided to the Series would not materially change as a result of the appointment of the Subadviser and that the Series would be managed by the same portfolio management teams. In this regard, the Board also considered information provided throughout the past year with respect to the Series’ portfolio management teams. The Board noted that the Subadviser would provide portfolio management, compliance with the respective Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering the approval of the Sub-Advisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel to be committed by the Subadviser to the respective Series; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board also noted that the Sub-Adviser had recently commenced operations and took into account VIA’s ability to provide the services necessary to monitor the Sub-Adviser’s compliance with the Series’ investment objective, policies and restrictions as well as provide other oversight activities.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services to be provided by the Subadviser to each Series under the Sub-Advisory Agreement were reasonable.

Investment Performance. The Board considered performance reports and discussions at Board meetings throughout the year regarding the Series. The Board took into account management’s discussion of the Series’ performance, including the effect of market conditions on the Series’ performance. The Board noted that it also reviewed on a quarterly basis detailed information about the Series’ performance results and portfolio composition. The Board also noted that the Subadviser would utilize the same investment strategies with respect to the Series and that the Series would be managed by the same portfolio management teams. The Board took into account its discussions with management regarding the factors that contributed to the performance of the Series.

The Board considered, among other performance data, the information set forth below with respect to the performance of each Series for the periods ended June 30, 2011:

Virtus Growth & Income Series. The Board noted that the Series’ performance ranking was in the top 3%, 34% and 29%, respectively, of its Lipper peer group for the 1-, 3- and 5- year periods, and had outperformed its benchmark for the 1- and 5- year periods and underperformed its benchmark for the 3- year period.

Virtus Strategic Allocation Series. The Board noted that the Series’ performance ranking was in the top 2%, 8% and 27%, respectively, of its Lipper peer group for the 1-, 3- and 5- year periods, and had outperformed its benchmark for the same periods.

Virtus Premium AlphaSector Series. The Board noted that the Series’ performance ranking was in the top 24% of its Lipper peer group for the quarter ended June 30, 2011, and had outperformed its benchmark for the same period. The Board also noted that the Series recently commenced operations in February 2011, and therefore has a limited performance history.

CONSIDERATION OF SUBADVISORY AGREEMENT FOR VIRTUS GROWTH & INCOME SERIES, VIRTUS STRATEGIC ALLOCATION SERIES

AND VIRTUS PREMIUM ALPHASECTOR SERIES

BY THE BOARD OF TRUSTEES (Continued)

After reviewing these and related factors, the Board concluded that each Series’ overall performance was satisfactory.

Subadvisory Fees. The Board took into account that the fees paid by the Series to VIA under the Advisory Agreement would not change. The Board also noted that the Series’ subadvisory fees are paid by VIA out of its management fees rather than paid separately by the Series. In this regard, the Board took into account management’s discussion with respect to the advisory/sub-advisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Subadviser provided and the Board considered expense information of comparable funds managed by the Subadviser, as applicable. The Board concluded that the proposed subadvisory fee for each Series was fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability and Economies of Scale. In considering the anticipated profitability to the Subadviser in connection with its relationship with the Series, the Board noted that the fees under the Sub-Advisory Agreement are paid by VIA out of the advisory fees that it receives under the Advisory Agreement, so that Series shareholders are not directly impacted by those fees. In considering the reasonableness of the fee payable by VIA to the Subadviser, the Board noted that because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA. However, for the reason stated above, the Board concluded that the anticipated profitability to the Subadviser and its affiliates from their relationship with the Series was not a material factor in the approval of the Sub-Advisory Agreement.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current size of the Series, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Series was not a material factor in the approval of the Sub-Advisory Agreement at this time.

Other Factors. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationship with the Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the Distributor of the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that VP Distributors, LLC also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser in providing investment advisory services to the Series, other than the fee to be earned under the Sub-Advisory Agreement. The Board noted that there may be certain indirect benefits gained, including to the extent that serving the Series could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

In addition, the Board reviewed the sub-advisory fee to be paid to the Sub-Adviser for the Virtus Premium AlphaSector Series and concluded that the sub-advisory fee to be paid to the Sub-Adviser with respect to the Series is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements and the sub-advisory agreements for the underlying funds in which the Series invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Series and those of the underlying funds.

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of the Sub-Advisory Agreement was in the best interests of each of the applicable Series and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Sub-Advisory Agreement with respect to the Series.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of December 31, 2011, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 367-5877.

The address of each individual, unless otherwise noted, is c/o Virtus Variable Insurance Trust, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas J. Brown YOB: 1945 Elected: 2011 9 Portfolios	Retired. Director, VALIC Company I, and VALIC Company II (collectively, 48 funds) (since 2005). Director, D’Youville Senior Care Center (since 2010).
Roger A. Gelfenbien YOB: 1943 Elected: 2000 9 Portfolios	Retired. Director, Webster Bank (2003 to 2009). Director, USAllianz Variable Insurance Product Trust (36 funds) (since 1999).
Eunice S. Groark YOB: 1938 Elected: 1999 9 Portfolios	Director, Peoples’ United Financial Inc. & Peoples United Bank-Board Committees at Peoples: Treasury & Finance, Member; Trust & Wealth Management-Chair, Risk management, Member (since 2007). Rideshare Corp-Director (1999-present), Ct Humanities Council Director (1999-present)
John R. Mallin YOB: 1950 Elected: 1999 9 Portfolios	Attorney/Partner, and Chair Real Property Practice Group, McCarter & English, LLP (law firm) (since 2003).
Hassell H. McClellan YOB: 1945 Elected: 2008 9 Portfolios	Professor, Wallace E. Carroll School of Management, Boston College (since 1984). Independent Trustee, John Hancock Variable Insurance Trust (since 2000) and John Hancock Funds II (collectively, 210 portfolios) (since 2005). Board of Overseers, Tufts University School of Dental Medicine (2000 to 2008). Director, Barnes Group, Inc. (diversified global components manufacturer and logistical services company) (since 2010).
Philip R. McLoughlin YOB: 1946 Elected: 2003 Chairman 9 Portfolios	Partner, Cross Pond Partners, LLC (since 2006). Director (since 1991) and Chairman (since 2010), World Trust Fund. Chairman and Trustee, Virtus Mutual Funds (since 1989). Director, DTF Tax-Free Income Fund, Inc. (since 1996); Duff & Phelps Utility and Corporate Bond Trust, Inc. (since 1996); DNP Select Income Fund Inc. (since 2009); and Duff & Phelps Global Utility Income Fund Inc. (since 2011). Director, Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance) (1986 to 2009). Trustee, Virtus Global Multi-Sector Fixed Income Fund (since 2011).

FUND MANAGEMENT TABLES

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
George R. Aylward YOB: 1964	President since 2010.	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (since 2006); President and Trustee, Virtus Global Multi-Sector Fixed Income Fund (since 2011).
Francis G. Waltman YOB: 1962	Senior Vice President since 2010.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2006).
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2008); Vice President and Chief Compliance Officer, The Zweig Fund Inc. and Zweig Total Return Fund, Inc. (since 2012); Vice President and Chief Compliance Officer, Virtus Variable Insurance Trust (since 2011); Vice President and Counsel, The Phoenix Cos., Inc. (2003 to 2008).
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions with Virtus affiliates (since 2006); Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer, Virtus Mutual Funds (since 2006); Vice President (since 2012), Chief Financial Officer and Treasurer (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2010.	Senior Vice President, Legal (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2008); Vice President, Chief Legal Officer, Counsel and Secretary, Virtus Mutual Funds (since 2005).; Vice President (since 2012), Secretary and Chief Legal Officer (since 2005), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Counsel, Phoenix Life Insurance Company (2005 to 2008).

VIRTUS VARIABLE INSURANCE TRUST

100 Pearl Street

Hartford, CT 06103-4506

Trustees

Thomas J. Brown

Roger A. Gelfenbien

Eunice S. Groark

John R. Mallin

Hassell H. McClellan

Philip R. McLoughlin

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Mark S. Flynn, Anti-Money Laundering Compliance Officer and Assistant Secretary

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

Bank of New York Mellon

4400 Computer Drive

Westborough, MA 01581-1722

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services1-800-367-5877

Text Telephone1-800-243-1926

Web siteVirtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-367-5877.

Virtus Capital Growth Series

a series of Virtus Variable Insurance Trust

Supplement dated September 30, 2011 to the

Prospectuses dated May 1, 2011

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Variable Insurance Trust, effective September 30, 2011, Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) became the investment subadviser for the Virtus Capital Growth Series, which was previously subadvised by Newfleet Asset Management, LLC (formerly SCM Advisors, LLC) (“Newfleet”). The portfolio manager at Newfleet responsible for the Series will continue to manage the Series on behalf of Kayne.

VIA will continue to be the Series’ investment adviser. No changes to the Series’ principal investment strategies are being made. Also, the fees and expenses paid by the Series remain unchanged.

The Series’ summary and statutory prospectuses are hereby revised as described below.

•

The description of the subadviser under “Management” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus is revised to read: “Kayne Anderson Rudnick Investment Management, LLC (“Kayne”), an affiliate of VIA, is the subadviser to the Series (since September 2011).”

•

The description of Mr. Couden under “Portfolio Manager” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus is replaced with the following: “Douglas Couden, CFA, Portfolio Manager and Senior Analyst at Kayne, is the manager of the Series. Mr. Couden has been Portfolio Manager since November 2010.”

•	The disclosure under “The Subadviser” on page 6 of the Series’ statutory prospectus is replaced with the following:

Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) has served as subadviser to the Series since September 2011. Kayne, an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2011, Kayne had approximately $5.1 billion in assets under management.

•	The following replaces the disclosure under “Board of Trustees Approval of the Investment Advisory and Subadvisory Agreements” on page 6 of the Series’ statutory prospectus:

The Trust’s annual report to shareholders for the year ended December 31, 2010 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory agreement with VIA. The Trust’s annual report to shareholders for the year ended December 31, 2011 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment subadvisory agreement with Kayne.

•	The following information about Mr. Couden replaces the disclosure under “Portfolio Management” on page 6 of the Series’ statutory prospectus:

Douglas Couden, CFA, manages the Capital Growth Series (since November 2010) and is primarily responsible for the day-to-day management of the Series’ portfolio. Mr. Couden is Portfolio Manager and Senior Analyst at Kayne (since September 2011). Previously, he was Senior Portfolio Manager and Director of Equities at Newfleet, an affiliate of Kayne. Prior to joining Newfleet in 1996, he was a business analyst with PaineWebber, Inc. Mr. Couden has 17 years of investment experience.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8501/CapGr-KayneChanges (9/2011)

Virtus Capital Growth Series,

a Series of Virtus Variable Insurance Trust

Supplement dated November 29, 2011 to the Summary and

Statutory Prospectuses dated May 1, 2011, as supplemented and revised

IMPORTANT NOTICE TO INVESTORS

This supplement describes a number of modifications affecting the Virtus Capital Growth Series (the “Series”). These changes are described more fully below.

The Series’ portfolio management strategies have been modified. Accordingly, the disclosure under Principal Investment Strategies on page 2 of the Series’ summary prospectus and page 1 of the Series’ statutory prospectus is hereby replaced in its entirety with the following:

The Series invests in a select group of large-cap growth companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles.

Under normal conditions, the Series invests at least 80% of its assets in equity securities of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of the Russell 1000® Growth Index. Generally, the Series invests in approximately 30 – 40 securities at any given time.

Additionally, the first five paragraphs of disclosure under More About Principal Investment Strategies on page 4 of the Series’ statutory prospectus are hereby replaced with the following:

Under normal circumstances, the Series invests at least 80% of its assets in equity securities of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the Series may invest may vary with market conditions. As of September 30, 2011, the market capitalization range of companies included in the Russell 1000® Growth Index was $579 million to $353.5 billion. The Series’ policy of investing 80% of its assets in large capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry, and its financial structure. A proprietary model is used to determine relative value. Generally, the Series invests in approximately 30 – 40 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

The disclosure under “Portfolio Manager” on page 3 of the Series’ summary prospectus is hereby renamed “Portfolio Managers” and replaced in its entirety with the following:

•	Doug Foreman, CFA, Director of Equities at Kayne, is a co-manager of the Series. Mr. Foreman has been Portfolio Manager since November 2011.

•	Gregory Toppe, CFA, is a co-manager of the Series. Mr. Toppe has been Portfolio Manager since November 2011.

The disclosure under “Portfolio Management” on page 6 of the Series’ statutory prospectus is hereby replaced in its entirety with the following:

Doug Foreman, CFA, is a Co-Portfolio Manager of the Capital Growth Series (since November 2011) and is jointly responsible for the day-to-day management of the Series’ portfolio. Mr. Foreman is Director of Equities, playing a leadership role in Kayne’s equity investment operations. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW) (1994 – 2006).

Gregory Toppe, CFA, is a Co-Portfolio Manager of the Capital Growth Series (since November 2011) and is jointly responsible for the day-to-day management of the Series’ portfolio. Mr. Toppe is a Portfolio Manager and Senior Research Analyst at Kayne, with primary research responsibilities for the small and mid-capitalization materials and processing, producer durables, and technology sectors. Before joining Kayne in 2008, he was an equity analyst at Mt. Eden Investment Advisors (2006 to 2008). Prior to that, he was a research analyst and portfolio specialist at Fisher Investments (2000 to 2004) and earned an MBA from the University of Wisconsin (2004 to 2006).

All other disclosure concerning the Series, including fees and expenses, remains unchanged from its prospectuses dated May 1, 2011, as supplemented and revised.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT CapGrowth Strat&PMChanges (11/2011)

Virtus Growth & Income Series

a series of Virtus Variable Insurance Trust

Supplement dated September 30, 2011 to the

Prospectuses dated May 1, 2011

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Variable Insurance Trust, effective September 30, 2011, Euclid Advisors LLC (“Euclid”) became the investment subadviser for the Virtus Growth & Income Series, which was previously managed directly by Virtus Investment Advisers, Inc. (“VIA”), the Series’ investment adviser. The portfolio managers at VIA responsible for the Series will continue to manage the Series on behalf of Euclid.

VIA will continue to be the Series’ investment adviser. No changes to the Series’ principal investment strategies are being made. Also, the fees and expenses paid by the Series remain unchanged.

The Series’ summary and statutory prospectuses are hereby revised as described below.

•	The disclosure under “Management” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus is revised to read:

The Adviser and Subadviser

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.

Euclid Advisors LLC (“Euclid”), an affiliate of VIA, is the subadviser to the Series.

Portfolio Managers

David Dickerson, Managing Director at Euclid, has managed the Series since 2009.

Carlton Neel, Senior Managing Director at Euclid, has managed the Series since 2009.

•	The following disclosure is inserted immediately after the last paragraph under “The Adviser” on page 5 of the Series’ statutory prospectus:

The Subadviser

Euclid, an affiliate of VIA, is located at 900 Third Avenue, New York, NY 10022. As of September 30, 2011 Euclid had approximately $3.7 billion in assets under management.

•	The following replaces the disclosure under “Board of Trustees Approval of the Investment Advisory and Subadvisory Agreements” on page 6 of the Series’ statutory prospectus:

The Trust’s annual report to shareholders for the year ended December 31, 2010 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory agreement with VIA. The Trust’s annual report to shareholders for the year ended December 31, 2011 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment subadvisory agreement with Euclid.

•	The following information replaces the disclosure under “Portfolio Management” on page 5 of the Series’ statutory prospectus:

David Dickerson and Carlton Neel have managed the investments of the Series since March 2009, and are jointly and primarily responsible for the day-to-day management of the Series’ investments.

•

Mr. Dickerson is Managing Director of Euclid. He also serves as portfolio manager for the Virtus Strategic Allocation Series, Virtus Alternatives Diversifier Fund, Virtus Balanced Fund, Virtus Growth & Income Fund and Virtus Tactical Allocation Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig Advisers, LLC (“Zweig”), an affiliate of VIA and Euclid. Mr. Dickerson has been with Zweig since April 2003 and was previously employed by Zweig from 1993 until July 2002.

•

Mr. Neel is Senior Managing Director of Euclid. He also serves as portfolio manager of the Virtus Strategic Allocation Series, Virtus Alternatives Diversifier Fund, Virtus Balanced Fund, Virtus Growth & Income Fund and Virtus Tactical Allocation Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig, an affiliate of VIA and Euclid. Mr. Neel has been with Zweig since April 2003 and was previously employed by Zweig from 1995 until July 2002.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8503/G&I-EuclidChanges (9/2011)

Virtus Premium AlphaSector Series

a series of Virtus Variable Insurance Trust

Supplement dated September 30, 2011 to the

Prospectuses dated May 1, 2011

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Variable Insurance Trust, effective September 30, 2011, Euclid Advisors LLC (“Euclid”) became an investment subadviser for the Virtus Premium AlphaSector Series. Amy Robinson, the Series’ portfolio manager who managed the Series in her role with Virtus Investment Advisers, Inc. (“VIA”), will continue to manage the Series on behalf of Euclid.

VIA will continue to be the Series’ investment adviser. No changes to the Series’ principal investment strategies are being made. Also, the fees and expenses paid by the Series remain unchanged.

The Series’ summary and statutory prospectuses are hereby revised as described below.

•	The disclosure under “Management” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus is revised to read:

The Adviser and Subadvisers

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.

Euclid Advisors LLC (“Euclid”), an affiliate of VIA, and F-Squared Institutional Advisors, LLC (“F-Squared”) are the subadvisers to the Series.

The description of Ms. Robinson under “Portfolio Managers” is replaced with the following: “Amy Robinson, Managing Director at Euclid, is a manager of the Series. Ms Robinson has been Portfolio Manager since inception in February 2011.”

•	The subheading “The Subadviser” on page 6 of the Series’ statutory prospectus is hereby changed to “The Subadvisers” and the following is inserted:

Euclid, an affiliate of VIA, is located at 100 Pearl Street, Hartford, CT 06103. As of September 30, 2011 Euclid had approximately $3.7 billion in assets under management. As subadviser to the Series, Euclid is responsible for determining final allocations and trading decisions following receipt of F-Squared’s investment recommendations.

•	The following replaces the disclosure under “Board of Trustees Approval of the Investment Advisory and Subadvisory Agreements” on page 6 of the Series’ statutory prospectus:

The Trust’s semiannual report to shareholders for the period ended June 30, 2011 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory agreement with VIA and the investment subadvisory agreement with F-Squared. The Trust’s annual report to shareholders for the year ended December 31, 2011 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment subadvisory agreement with Euclid.

•	The following information replaces the description of Ms. Robinson under “Portfolio Management” on page 7 of the Series’ statutory prospectus:

•

Amy Robinson is Managing Director of Euclid (since September 2011) and of VIA (since 1992) and leads VIA’s equity trading function. Ms. Robinson is responsible for all trading activities of investment portfolios and mutual funds; she also manages strategic operational initiatives for the firm. As Portfolio Manager of the Series, she is responsible for determining final allocations and trading decisions following receipt of F-Squared’s investment recommendations. Ms. Robinson has 31 years of investment experience and is a former president of the Security Traders Association of Connecticut.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8510/PAS-EuclidChanges (9/2011)

Virtus Premium AlphaSector Series,

each a series of Virtus Variable Insurance Trust

Supplement dated December 15, 2011 to the Prospectuses

dated May 1, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

THE PURPOSE OF THIS SUPPLEMENT IS TO CLARIFY THE MANNER IN WHICH THE FUND WILL IMPLEMENT CERTAIN OF ITS INVESTMENT STRATEGIES.

Virtus Premium AlphaSector Series

The following disclosure hereby replaces the disclosure under “Principal Investment Strategies” in the series’ Summary Prospectus and the summary section of its Statutory Prospectus:

The series seeks to track the Premium AlphaSectorSM Index (ASRP), a public index published by NASDAQ. The series may be invested in exchange traded funds (“ETFs”) representing the primary sectors of the S&P 500® Index and high-quality short-term securities. The primary sectors of the S&P 500® Index: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The series has the flexibility to be invested in any combination of the sector ETFs, a combination of sector ETFs and high-quality short-term securities, or 100% in high-quality short-term securities. The series may also invest in stocks of primarily large-cap issuers. The series may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the series.

The following disclosure hereby replaces the disclosure in the first two paragraphs and the fifth paragraph under “Principal Investment Strategies” in the series’ Statutory Prospectus:

The series seeks to track the Premium AlphaSectorSM Index (ASRP), a public index published by NASDAQ. The series may invest in ETFs representing the primary sectors of the S&P 500® Index and high-quality short-term securities. ETFs are funds that are traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The model allocates to the sectors using a model that results in sectors either being included in the portfolio or entirely excluded. The analytical model does not attempt to determine relative weights versus the S&P 500® Index weights or relative to other sector weights; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included are equally weighted, with a maximum allocation per sector of 25% at time of rebalancing. When three or fewer sectors are represented, the remainder is allocated to high-quality short-term securities, up to 100%. The series may also invest in stocks of primarily large-cap issuers. The series may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the series. In times of extreme market weakness, the series has the ability to move partially or fully to high-quality short-term securities.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8510/PASFStrategies (12/11)

Virtus Strategic Allocation Series

a series of Virtus Variable Insurance Trust

Supplement dated September 30, 2011 to the

Prospectuses dated May 1, 2011

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Variable Insurance Trust, effective September 30, 2011, Euclid Advisors LLC (“Euclid”) became an investment subadviser for the Virtus Strategic Allocation Series, the equity portion of which was previously managed directly by Virtus Investment Advisers, Inc. (“VIA”), the Series’ investment adviser. The portfolio managers at VIA responsible for the equity portion of the Series will continue to manage the Series on behalf of Euclid.

VIA will continue to be the Series’ investment adviser. No changes to the Series’ principal investment strategies are being made. Also, the fees and expenses paid by the Series remain unchanged.

The Series’ summary and statutory prospectuses are hereby revised as described below.

•	The disclosure under “Management” in the Series’ summary prospectus and in the summary section of the Series’ statutory prospectus is revised to read:

The Adviser and Subadvisers

Virtus Investment Advisers, Inc. (“VIA”) is the investment adviser to the Series.

Euclid Advisors LLC (“Euclid”), an affiliate of VIA, is the subadviser for the equity portion of the Series and Newfleet Asset Management, LLC (“Newfleet”) is the subadviser for the fixed income portion of the Series.

The description of Mr. Dickerson is revised to read: “David Dickerson, Managing Director at Euclid, has served as a portfolio manager of the Series since March 2009.” The description of Mr. Neel is revised to read: “Carlton Neel, Senior Managing Director at Euclid, has served as a portfolio manager of the Series since March 2009.”

•	The subheading “The Subadviser” on page 7 of the Series’ statutory prospectus is hereby changed to “The Subadvisers” and the following is inserted:

Euclid, an affiliate of VIA, is located at 900 Third Avenue, New York, NY 10022. As of September 30, 2011 Euclid had approximately $3.7 billion in assets under management.

•	The following replaces the disclosure under “Board of Trustees Approval of the Investment Advisory and Subadvisory Agreements” on page 7 of the Series’ statutory prospectus:

The Trust’s annual report to shareholders for the year ended December 31, 2010 contains a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment advisory agreement with VIA. The Trust’s annual report to shareholders for the year ended December 31, 2011 is expected to contain a discussion regarding the basis for the Trust’s Board of Trustees’ approval of the investment subadvisory agreements with Euclid and Newfleet.

•	The following information replaces the description of Mr. Dickerson and Mr. Neel under “Portfolio Management” on page 8 of the Series’ statutory prospectus:

David Dickerson and Carlton Neel of Euclid managed the equity investments of the Series (since March 2009), and they are jointly and primarily responsible for the day-to-day management of the Series’ equity investments.

•

Mr. Dickerson is Managing Director of Euclid (since September 2011). He also serves as portfolio manager for the Virtus Growth & Income Series, Virtus Alternatives Diversifier Fund, Virtus Balanced Fund, Virtus Growth & Income Fund and Virtus Tactical Allocation Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig Advisers, LLC (“Zweig”), an affiliate of VIA and Euclid. Mr. Dickerson has been with Zweig since April 2003 and was previously employed by Zweig from 1993 until July 2002.

•

Mr. Neel is Senior Managing Director of Euclid (since September 2011). He also serves as portfolio manager of the Virtus Growth & Income Series, Virtus Alternatives Diversifier Fund, Virtus Balanced Fund, Virtus Growth & Income Fund and Virtus Tactical Allocation Fund, as well as The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Zweig, an affiliate of VIA and Euclid. Mr. Neel has been with Zweig since April 2003 and was previously employed by Zweig from 1995 until July 2002.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8507/StratAlloc-EuclidChanges (9/2011)

100 Pearl Street

Hartford, CT 06103

For more information about the Virtus Variable Insurance Trust, please contact us at 1-800-367-5877 or Virtus.com.

02-12

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	Thomas Brown has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Mr. Brown is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Mr. Brown began serving in this capacity as of March 1, 2011. Prior to such time, Roger A. Gelfenbien was the Registrant’s “audit committee financial expert” serving on its Audit Committee.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $163,170 for 2011 and $353,920 for 2010.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $49,769 for 2011 and $35,251 for 2010. This represents the review of the semi-annual financial statements, a 485 B Filing and out of pocket expenses.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $41,300 for 2011 and $48,300 for 2010.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Variable Insurance Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. (Prior to Mr. Brown’s appointment as Chair of the Audit Committee, pre-approvals were provided by Mr. Gelfenbien as the prior Chair of the Audit Committee.) In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0% for 2011 and 2010

(c) 0% for 2011 and 2010

(d) Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $327,554 for 2011 and $398,818 for 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Variable Insurance Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date March 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date March 8, 2012

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer
(principal financial officer)

Date March 8, 2012

*	Print the name and title of each signing officer under his or her signature.